UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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BPZ Energy, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BPZ Energy, Inc.
580 Westlake Park Boulevard, Suite 525
Houston, Texas 77079

July 16, 2007

Dear BPZ Energy, Inc. Shareholder:

I am pleased to invite you to the annual meeting of the shareholders of BPZ Energy, Inc., a Colorado corporation (hereinafter referred to as the “Company,” “BPZ,” “we,” “us” or “our”).  The meeting will be held at 10:00 a.m. local time on August 17, 2007 at the Westlake Club, 570 Westlake Park Boulevard, Houston, Texas 77079.

At the annual meeting, you and the other shareholders will vote on the following:

1.               the election of six directors to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified;

2.               the ratification of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants;

3.               the proposal to reincorporate the Company in the State of Texas;

4.               the proposal to change the corporate name of the Company to “BPZ Resources, Inc.”;

5.               the proposal to establish a classified board of directors;

6.               the approval of the amendment and restatement of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan to increase the amount of securities available for incentive awards and to provide for a separate Directors’ Compensation Incentive Plan; and

7.               any other business that may properly come before the meeting.

Our Board of Directors has unanimously approved the proposals and recommends you vote in favor of the proposals.  Details relating to these matters are set forth in the attached proxy statement.  Please review the entire proxy statement carefully.  All shareholders of record as of the close of business on July 5, 2007 will be entitled to notice of, and to vote at, the annual meeting or at any adjournment or postponement thereof.

Regardless of whether you are personally able to attend the annual meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed postage-paid envelope.  This action will not limit your right to vote in person if you do wish to attend the annual meeting and vote personally.  Shareholders who attend the annual meeting may revoke their proxies at the annual meeting and vote in person.

We hope that you are able to join us at the annual meeting on August 17, 2007.  Your vote on these matters is very important. To vote at the meeting, please either attend the meeting or complete, sign and date the enclosed proxy card and promptly return it in the accompanying postage-paid envelope.  If you would like assistance in completing the attached proxy card or if you have any questions about the procedure for voting your shares described in the attached proxy statement, please contact our Corporate Secretary at (281) 556-6200.  If you plan to attend the annual meeting in person, please call (281) 556-6200 to RSVP and get directions.

Thank you for your continued support.

Very truly yours,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

BPZ Energy, Inc.
580 Westlake Park Boulevard, Suite 525
Houston, Texas 77079

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 17, 2007

Notice is hereby given that the annual meeting of the shareholders of BPZ Energy, Inc., a Colorado Corporation, will be held at the Westlake Club, 570 Westlake Park Boulevard, Houston, Texas 77079 on August 17, 2007 at 10:00 a.m. local time for the following purposes: (i) to elect six candidates to the Board of Directors of the Company; (ii) to ratify the appointment of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants; (iii) to reincorporate the Company in the State of Texas; (iv) to change the corporate name of the Company to “BPZ Resources, Inc.”; (v) to establish a classified Board of Directors; (vi) to approve the amendment and restatement of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan to increase the amount of securities available for incentive awards and to provide for a separate Directors’ Compensation Incentive Plan; and (vii) any other business that properly comes before the meeting.

Only shareholders of record at the close of business on July 5, 2007 will be entitled to notice of, and to vote at, the annual meeting, or any adjournment or postponement thereof, notwithstanding the transfer of any stock on the books of the Company after this record date.  A list of these shareholders will be open for examination by any shareholder at the annual meeting, and for ten days prior thereto at the Company’s principal executive offices at 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079.

By Order of the Board of Directors,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

Houston, Texas
July 16, 2007

YOUR VOTE IS VERY IMPORTANT.  PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.  SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT THE ANNUAL MEETING AND VOTE IN PERSON.

BPZ ENERGY, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FRIDAY, AUGUST 17, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND THE ANNUAL MEETING

Why am I receiving these materials?

This proxy statement is solicited by and on behalf of the board of directors of the Company (the “Board of Directors”) for use at the annual meeting of shareholders (the “Annual Meeting”) to be held on August 17, 2007 at the Westlake Club, 570 Westlake Park Boulevard, Houston, Texas 77079, at 10:00 a.m. local time, or at any adjournments thereof.  The solicitation of proxies by the Board of Directors will be conducted primarily by mail.  Additionally, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication.  These officers, directors and employees will not receive any extra compensation for these services.  The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock, no par value, of the Company (the “Common Stock”).  The costs of the solicitation will be borne by the Company, which is not expected to exceed the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers.

This proxy statement and the accompanying notice of annual meeting, proxy card and annual report are first being mailed to shareholders on or about July 16, 2007.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to: (i) elect six candidates to the Board of Directors; (ii) ratify the appointment of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants; (iii) reincorporate the Company in the State of Texas; (iv) change the corporate name of the Company to “BPZ Resources, Inc.”; (v) establish a classified Board of Directors; (vi) approve the amendment and restatement of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan to increase the amount of securities available for incentive awards and to provide for a separate Directors’ Compensation Incentive Plan; and (vii) any other business that properly comes before the Annual Meeting (each a “Proposal,” and collectively, the “Proposals”).  Although the Board of Directors does not anticipate that any other issues will come before the Annual Meeting, your completed and executed proxy gives the official proxies the right to vote your shares in their discretion on any other matter properly brought before the Annual Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders of a majority of the outstanding shares of Common Stock are present at the meeting in person or by proxy.  Abstentions and broker non-votes count as present for the purposes of establishing a quorum. Shares of Common Stock held by the Company in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How many votes are needed to approve each Proposal?

If a quorum is present, an affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve Proposals One, Two and Four through Six and decide any other matter that may properly be submitted to a vote at the Annual Meeting. The affirmative vote of two-thirds of the votes entitled to be cast at the Annual Meeting will be required to approve Proposal Three.  Each holder of Common Stock is entitled to one vote on each matter that properly comes before the Annual Meeting for each share of Common Stock held.

How will abstentions be counted?

If you abstain from voting on any Proposal, you will effectively not vote on that item of business at the meeting.  These votes are not considered to be votes cast for or against a Proposal and will have no effect on the voting of a Proposal.

What is a broker non-vote and how is it counted?

A broker non-vote occurs when a broker holds shares on your behalf but the broker does not receive instructions from you as to how to vote your shares in cases where specific authorization is required.  In these cases, the broker can register your shares as present at the meeting for purposes of attendance and obtaining a quorum, but will not be able to vote on those matters for which specific authorization is required.  Similar to abstentions, broker non-votes will have no effect on the voting of the Proposals that are on the agenda to be presented at the meeting.

What is the record date for voting at the Annual Meeting?

The record date for purposes of determining the number of outstanding shares of Common Stock eligible to vote at the Annual Meeting, and for determining the shareholders entitled to vote at the Annual Meeting, is the close of business on July 5, 2007 (the “Record Date”). The Board of Directors of the Company adopted the resolutions approving and recommending the Proposals on April 9 and June 4, 2007.  On the Record Date, the Company 62,269,069 shares outstanding of Common Stock.  No other series of stock is outstanding.  Holders of the shares of Common Stock have no preemptive rights. The transfer agent for the Common Stock is ComputerShare Trust Company, Inc. (“ComputerShare”). ComputerShare’s telephone number is (303) 262-0600.  The enclosed proxy card shows the number of shares that you are entitled to vote.

How do I vote?

If your shares of Common Stock are held in “street name” by a broker, bank or other nominee, you will receive information from your nominee as to how to instruct them to vote your shares of Common Stock for each of the Proposals discussed in this proxy statement.

If you are a shareholder of record and hold Common Stock in your own name, you may give instructions on how to vote your shares of Common Stock by completing, signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted FOR all of the Proposals.  As to any other matters that may properly come before the Annual Meeting, the persons named on the proxy card will vote thereon in accordance with their best judgment. Votes will be tabulated by ComputerShare, the Company’s transfer agent for the Common Stock.

Do I have dissenters’ rights?

Under the Colorado Business Corporation Act (the “CBCA”)  and the Colorado Corporations and Associations Act (“CCAA”), the Company’s shareholders are not entitled to dissenters’ rights with respect to the reincorporation of the Company by conversion, or any of the other Proposals included in this proxy statement, and we will not independently provide shareholders with any such right.

How do I revoke my proxy?

You may revoke your proxy before the vote is taken at the Annual Meeting by:

•             completing, signing and submitting a new proxy with a later date,

•             attending the Annual Meeting and voting in person, or

•             filing a signed, written notice of revocation with the Corporate Secretary of the Company.

Your attendance at the Annual Meeting will not automatically revoke your proxy.

You may obtain an additional proxy card by writing BPZ Energy, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, Attention: Corporate Secretary.  If the Common Stock you own is held on your behalf by a broker, bank or other nominee, you must contact the nominee to receive instructions as to how you can revoke your proxy.

QUESTIONS AND ANSWERS ABOUT PROPOSAL THREE - REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS AND PROPOSAL FOUR – NAME CHANGE OF THE COMPANY TO BPZ RESOURCES, INC.

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of the Company in the State of Texas. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read this entire proxy statement, as well as its appendices and the documents incorporated by reference.

Why is the Company reincorporating in the State of Texas?

The Company’s headquarters and its operations, management and employees are located in Houston, Texas.  Management and its advisors have greater experience in operating Texas corporations and believe that this familiarity with the Texas corporation laws will be advantageous in the operations and management of the Company.  See “Reincorporation of the Company to the State of Texas - Reasons for the Reincorporation.”

What vote is required to approve the reincorporation?

The affirmative vote of two-thirds of the votes entitled to be cast at the Annual Meeting will be required to approve the reincorporation.  Any shares of Common Stock present but not voted, including abstentions and broker non-votes, will not be considered as votes cast for or against Proposal Three and will have no effect on the voting of Proposal Three.  See “Proposal Three - Reincorporation of the Company to the State of Texas - Vote Required.”

How will the reincorporation and name change affect the management and employees of the Company?

The reincorporation and name change will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation).  Our management, including all directors and officers, will remain the same in connection with the reincorporation and will assume identical positions with BPZ Resources, Inc. (which will be our new name if our proposal to change our name is approved).  See “Proposal Three - Reincorporation of the Company to the State of Texas - No Change in Business, Jobs, Physical Location, Etc.”

Do I need to exchange certificates of the Company for new certificates?

No. Shareholders will not need to exchange their stock certificates. The current certificates will represent stock in the Company after the reincorporation.  However, after the reincorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to ComputerShare for cancellation and obtain a new certificate.  See “Proposal Three - Reincorporation of the Company to the State of Texas - The Conversion Agreement.”

Can I require the Company to purchase my stock?

No.  Under the CBCA and the CCAA, the Company’s shareholders are not entitled to dissenters’ rights with respect to the reincorporation of the Company by conversion, and we will not independently provide shareholders with any such right.

Who will pay the costs of reincorporation?

The Company will pay all of the costs of reincorporation in the Sate of Texas, including distributing this proxy statement. The costs of this proxy solicitation will be borne by the Company, which is not expected to exceed the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers.

QUESTIONS AND ANSWERS ABOUT PROPOSAL FIVE - CLASSIFICATION OF THE BOARD OF DIRECTORS

What is a classified board?

A classified board is a corporate board structure where only a portion of the board of directors is elected each year. Under the proposed classified board structure, the Board of Directors will be divided into three classes with the initial term of office of the first, second and third class to expire at the 2008, 2009 and 2010 annual meeting of shareholders, respectively. At each annual meeting of shareholders after their initial election, directors elected to succeed those directors whose terms have expired will be elected for a three-year term of office that will expire at the third succeeding annual meeting of shareholders.  See “Proposal Five - Classification of the Board of Directors - Description of Proposal.”

What are the advantages of having a classified board?

The proposed classified board is designed to assure continuity and stability in the Board of Directors by ensuring that at any given time, a majority of the directors will have prior experience with the Company, enhancing their leadership role in supporting the Company. Furthermore, the Board of Directors believes that adoption of a classified board will allow for better protection of the interests of the Company’s shareholders in the event of an unsolicited takeover bid.  See “Proposal Five - Classification of the Board of Directors - Advantages of a Classified Board.”

What are the disadvantages of having a classified board?

With respect to possible unsolicited takeover bids as noted above, a classified board may discourage some takeover bids that shareholders believe would be in their best interests to accept. The classified board would also make it more difficult for shareholders to change the composition of the Board of Directors when they believe such a change would be desirable.  See “Proposal Five - Classification of the Board of Directors - Disadvantages of a Classified Board.”

QUESTIONS AND ANSWERS ABOUT PROPOSAL SIX — AMENDMENT AND RESTATMENT OF THE 2005 LONG-TERM INCENTIVE COMPENSATION PLAN

Why is the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (the “2005 LTIP”) being amended and restated to provide for a separate Directors’ Compensation Incentive Plan?

We believe the provisions of the 2005 LTIP that apply to non-employee directors of the Company should be set forth in a separate plan to allow for a separate allocation of shares for possible incentive awards to non-employee directors.  We believe this separation will ease the administration of incentive awards and eliminate the possibility of a real or perceived conflict of interest between the non-employee directors and management of the Company with respect to shares allocated for possible incentive awards.

Why is the Company proposing an increased allocation of 2,986,500 shares ( a new aggregate total of 4,000,000 shares) under the 2005 LTIP and a separate allocation of 2,500,000 shares under the separate Directors’ Compensation Incentive Plan?

The 2005 LTIP originally provided for an aggregate of 4,000,000 shares for incentive options to our managers, employers, directors and consultants.  As a new exploration stage company with no operating revenues, to attract the necessary management and professional expertise to assist us with our business plan, and to reward personnel for successful results, we determined it was necessary and appropriate to make aggregate awards of shares and options totaling 2,986,500; leaving 1,013,500 shares available as of May 31, 2006 for future awards.

Because we still have no operating revenue, yet expect the need to add substantially more personnel given the positive results of our drilling and exploration program to date, we believe it will be necessary to issue more incentive awards to both attract necessary personnel and to retain existing personnel, including qualified directors.

How will the increased allocation of 2,986,500 shares ( a new aggregate total of 4,000,000 shares) under the 2005 LTIP and the separate allocation of 2,500,000 aggregate shares under the separate Directors’ Compensation Incentive Plan affect me?

The proposed allocation of shares for possible incentive awards under the 2005 LTIP and the separate Directors’  Compensation Incentive Plan represents an increase of 5,486,500 shares over the 1,013,500 currently available under the  2005 LTIP for the possible issuance of incentive awards.  These additional shares, if issued, will cause proportionately greater dilution to your ownership in the Company.  The increased allocation of shares represents up to 8.91% of our outstanding shares of 61,584,069 as of May 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 31, 2007, except as otherwise set forth below, concerning the beneficial ownership of the Company’s Common Stock by each person who beneficially owns more than five percent (5%) of the Common Stock, its affiliates, and by each of the Company’s executive officers and directors, and by all executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Beneficial Ownership (2)
Gordon Gray (3)	3,710,774	5.0%
Manuel Pablo Zúñiga-Pflücker	3,304,539	4.4%
Fernando Zúñiga y Rivero (4)	1,699,477	2.3%
Frederic Briens	412,348	0.6%
Edward G. Caminos (5)	120,000	0.2%
Edward Gilliard (6)	—	—
Dennis G. Strauch (7)	200,000	0.2%
John J. Lendrum, III (7)	175,000	0.2%
E. Barger Miller, III (7)	175,000	0.2%

All directors and executive officers as a group (nine persons)	9,797,138	13.1%

International Finance Corporation (8)	6,500,000	8.7%
2121 Pennsylvania Avenue, N.W.
Washington, DC 20433

Wellington Management Company, LLP (9)	8,259,016	11.0%
75 State Street
Boston, MA 02109

Allied Crude Purchasing, Inc. (3)	3,710,774	5.0%
3900 West Highway 180
Snyder, TX 79549

(1)	Except as indicated herein, the business address for each beneficial owner is 580 Westlake Park Blvd, Suite 525, Houston, Texas 77079.

(2)	The calculations of percentage beneficial ownership are based on 61,584,069 shares issued as of May 31, 2007, plus any potentially dilutive securities for each person or group.

(3)	The shares reflected above as beneficially owned by Mr. Gray consist of 3,710,774 shares that he beneficially owns and controls through his sole ownership of Allied Crude Purchasing, Inc.

(4)

The number of shares reflected above as beneficially owned by Dr. Zúñiga y Rivero does not include 158,595 shares held of record by his wife, Blanca Pflücker de Zúñiga, as Dr. Zúñiga y Rivero disclaims beneficial ownership of these shares and (ii)1,605,062 shares held in grantor retained annuity trusts.

(5)	Appointed Chief Financial Officer effective May 24, 2007. The shares reflected above include options to purchase 50,000 shares of common stock.

(6)	Appointed Vice President—Finance and Treasurer effective October 30, 2006.

(7)	Includes options to purchase 125,000 shares of common stock that vest on June 15, 2007, and 50,000 shares of restricted stock that vest on July 1, 2007.

(8)	All information in the table with respect to International Finance Corporation (“IFC”) is based solely on the Schedule 13G filed by IFC with the SEC on December 28, 2006.

(9)	All information in the table with respect to Wellington Management Company, LLP is based solely on information provided to the Company by Wellington Management Company, LLP.

Rule 13d-3 under the Securities Exchange Act of 1934, provides for the determination of beneficial owners of securities. That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within sixty days through any means, including the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person. Included in this table are only those derivative securities that have exercise prices which it is reasonable to believe could be “in the money” within the next sixty days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company’s Common Stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

As provided in the charter of the Company’s Audit Committee, it is the Company’s policy that it will not enter into any transactions required to be disclosed under Item 404 of the SEC’s Regulation S-K unless the Audit Committee or another independent body of the Board of Directors first reviews and approves the transactions.

In addition, pursuant to the Company’s Code of Ethical Conduct and Business Practices, all employees, officers and directors of the Company and its subsidiaries are prohibited from engaging in any relationship or financial interest that is an actual or potential conflict of interest with the Company without approval.  Employees, officers and directors are required to provide written disclose to the Chief Executive Officer as soon as they have any knowledge of a transaction or proposed transaction with an outside individual, business or other organization that would create a conflict of interest or the appearance of one.

SECTION 16(A) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers and directors, as well as persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file initial reports of beneficial ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC.  Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act for the year ended December 31, 2006 were filed on a timely basis, except for Randall D. Keys, John J. Lendrum, E. Barger Miller and Dennis G. Strauch, who each filed a late Form 4 to report a grant of stock or options.

CORPORATE GOVERNANCE

The Board of Directors

Currently, the Company’s Board of Directors is composed of six directors: Dr. Fernando Zúñiga y Rivero, Manuel Pablo Zúñiga-Pflücker, Gordon Gray, John J. Lendrum, III, E. Barger Miller, III, and Dennis G. Strauch.  See “-Directors and Executive Officers” and “Proposal One – Election of Directors” below.

Meetings of the Board of Directors

During 2006, the Board of Directors held thirteen regular and special meetings. All of the incumbent directors attended at least seventy-five percent of the meetings held during the period for which they have been directors.  All of the incumbent directors attended at least seventy-five percent of the committee meetings for which each respective member served upon for the period during which they have been directors.

Committees of the Board of Directors

Our Board of Directors has established three committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. Although we are not required to have a separate Compensation Committee or Nominating Committee, we have determined that it is in the best interests of the Company to maintain an independent Compensation Committee and an independent Nominating Committee.

We are subject to the American Stock Exchange standards in determining whether a director is independent. The Board of Directors considers Messrs. Gray, Lendrum, Miller, Strauch “independent” under the standards of the American Stock Exchange.  In addition to the independence standards of the American Stock Exchange, the Board of Directors considered stock ownership in the Company in determining which directors are independent.

Audit Committee

Messrs. Lendrum, Miller and Strauch serve on our Audit Committee, all of whom are “independent” under the both standards of the American Stock Exchange and Securities Exchange Commission (the “SEC”) rules and regulations pertaining to listed company audit committees. The Board considered Mr. Lendrum, chairman of the Audit Committee, as an “audit committee financial expert,” as defined under the rules of the SEC. The Audit Committee recommends to the Board of Directors the independent registered public accounting firm to audit our financial statements and oversees the annual audit. The Audit Committee also approves any other services provided by public accounting firms. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of our internal audit function. The Audit Committee oversees our system of disclosure controls and procedures and system of internal controls regarding financial, accounting, legal compliance and ethics that management and the Board of Directors have established. In doing so, it will be the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee and our independent registered public accounting firm, the internal accounting function and management of the Company. Additionally, the Audit Committee will provide oversight to the process of determining our estimated reserves and will utilize independently engaged experts as necessary.  A copy of the Audit Committee’s Charter is posted on the Company’s website at www.bpzenergy.com/corporate_governance.html and is available in print to any shareholder who requests it.

Our Audit Committee met five times during 2006. Except for one meeting in which one member was absent, each member of the Audit Committee was present at all meetings. See “Audit Committee Report” below.

Compensation Committee

Messrs. Strauch, Miller and Gray serve on our Compensation Committee, all of whom are “independent” under the standards of the American Stock Exchange for purposes of serving on our Compensation Committee. Additionally, each member of the Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”).  The Chairman of the Compensation Committee is Mr. Strauch.  The purpose of the Compensation

Committee is to carry out the Board of Directors’ overall responsibility relating to the compensation of the Company’s executive officers and senior management.  The goal of the Compensation Committee’s policies on executive compensation is to ensure that an appropriate relationship exists between executive compensation and the creation of shareholder value, while at the same time attracting, motivating and retaining executives.  In furtherance of this purpose, the Compensation Committee has the following duties and responsibilities with respect to executive compensation:

•                  Annually review and approve the Company’s corporate goals and objectives relevant to the compensation of the Chief Executive Officer, the Company’s other executive officers and senior management;

•                  Evaluate the performance of the Company’s executive officers and senior management in light of such goals and objectives;

•                  Determine and approve the executive officers’ and senior management’s annual salary and other cash and equity compensation based on this evaluation; and

•                  Determine and approve the long-term incentive component of the Chief Executive Officer’s compensation based on the Company’s performance and the relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, the awards given to the Company’s Chief Executive Officer in the past years, and other criteria established by the Compensation Committee.

The Compensation Committee reviews the compensation and benefits of our executive officers, establishes and reviews general policies related to our compensation and benefits and administers our 2005 Long-Term Incentive Plan. Under the Compensation Committee Charter, the Compensation Committee will determine the compensation of our Chief Executive Officer. See “Executive Compensation — Compensation Discussion and Analysis” and “Compensation Committee Report” in this proxy statement.  A copy of the Compensation Committee’s Charter is posted on the Company’s website at www.bpzenergy.com/corporate_governance.com and is available in print to any shareholder who requests it.

Nominating Committee

Messrs. Miller, Strauch and Gray serve on the Nominating Committee of our Board of Directors. The Chairman of the Nominating Committee is Mr. Miller. The Nominating Committee assists our Board of Directors by identifying and reviewing individuals, including candidates recommended by shareholders, qualified to become members of our Board of Directors, consistent with any criteria it may approve, recommending director nominees for election at the annual meeting of our shareholders or for appointment to fill vacancies, and advising our Board of Directors about the appropriate composition of our Board of Directors and its committees. The Nominating Committee does not currently have a formal policy with regard to the consideration of any director candidates recommended by shareholders because the committee believes it can adequately evaluate any such recommendation on case-by-case basis.

The Nominating Committee also develops and recommends to our Board of Directors corporate governance principles and practices and assists in its implementing them. The Nominating Committee is to conduct a regular review of our corporate governance principles and practices and to recommend to our Board of Directors any additions, amendments or other changes. Under the Nominating Committee Charter, the Nominating Committee will evaluate and make an annual report concerning the performance of our Board of Directors, the Nominating Committee’s performance and our senior management’s performance with respect to corporate governance matters.    A copy of the Nominating Committee’s Charter is posted on the Company’s website at www.bpzenergy.com/corporate_governance.com and is available in print to any shareholder who requests it.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2006 with the Company’s independent auditors and with members of management.

Management is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with the Company’s management and its independent auditor, Johnson Miller & Co., CPA’s PC.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted U.S. accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Johnson Miller & Co., CPA’s PC.  The Audit Committee discussed with Johnson Miller & Co., CPA’s PC matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees).

Johnson Miller & Co., CPA’s PC also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Audit Committee discussed the firm’s independence with Johnson Miller & Co., CPA’s PC.

Based on and in reliance upon the reviews and discussions referred to above, the Audit Committee recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Submitted by the Audit Committee of the Board of Directors.

John J. Lendrum, III – Chairman of the Audit Committee
E. Barger Miller, III
Dennis G. Strauch

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Messrs. Strauch, Miller and Gray serve on the Compensation Committee of our Board, all of whom are “independent” under the standards of the American Stock Exchange.  None of the members of the Compensation Committee was at any time during the last fiscal year an officer or employee of the Company.  No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Directors and Executive Officers

The following table sets forth the names of our directors and executive officers, along with their positions and ages, as of May 31, 2007.

Name	Age	Position
Dr. Fernando Zúñiga y Rivero (1)	80	Chairman of the Board of Directors
Manuel Pablo Zúñiga-Pflücker (1)	46	President, Chief Executive Officer, and Director
Frederic Briens	47	Chief Operating Officer
Edward G. Caminos (2)	44	Chief Financial Officer
Edward Gilliard (3)	51	Vice President - Finance and Treasurer
Gordon Gray	54	Director
John J. Lendrum, III	56	Director
E. Barger Miller, III	69	Director
Dennis G. Strauch	59	Director

(1)             Dr. Zúñiga y Rivero is the father of the Company’s President, Chief Executive Officer and Director, Mr. Zúñiga-Pflücker. There are no other family relationships between any directors or executive officers of the Company.

(2)             Appointed to Chief Financial Officer as of May 24, 2007.

(3)             Appointed to Vice President – Finance and Treasury as of October 30, 2006.

Set forth below are brief descriptions of the recent employment and business experience of the officers and directors of the Company.

Dr. Fernando Zúñiga y Rivero, Chairman of the Board.  See description of Dr. Zúñiga y Rivero’s employment and business experience under Proposal One, Election of Directors, below.

Manuel Pablo Zúñiga-Pflücker, President, Chief Executive Officer, and Director. See description of Mr. Zúñiga-Pflücker’s employment and business experience under Proposal One, Election of Directors, below.

Frederic Briens, Chief Operating Officer.  Mr. Briens joined BPZ as Vice President of Engineering in December 2004 and was named Chief Operating Officer in May 2005. From 2002 through 2004, Mr. Briens served as Geosciences and Business Development Manager for Perenco Venezuela S.A. From 1999 to 2002, Mr. Briens was the Chief Reservoir Engineer for Lundin Petroleum in Switzerland. Mr. Briens is a petroleum engineer with over twenty (20) years of operating experience in international oil and gas projects spanning the globe. He has also served in senior technical and operating positions with Conoco, Schlumberger and Chevron. Mr. Briens holds an M.S. and a Ph.D. in petroleum engineering from Texas A&M University, a master’s degree in business administration from Colorado State University and an engineering degree from Ecole Centrale de Paris. Mr. Briens was a co-founder of BPZ & Associates, Inc., a predecessor to the Company, in 1989.

Edward G. Caminos, Chief Financial Officer.  Mr. Caminos was appointed Chief Financial Officer of the Company  effective May 24, 2007. From October 30, 2006 until May 24, 2007, Mr. Caminos served as Vice President - Finance and Chief Accounting Officer.  Mr. Caminos served as interim Chief Financial Officer from June 15, 2006 until October 30, 2006 and as Corporate Controller of the Company from January 2005 until October 30, 2006. Prior to joining the Company, Mr. Caminos served as Director—Financial Reporting for the Americas Division at Duke Energy from June 2004 to January 2005. From February 2001 to May 2004, Mr. Caminos served as Financial Reporting Manager and, prior to its sale, as interim Controller for the Europe Division, at Reliant Energy.  Mr. Caminos is a CPA and holds a Bachelor’s Degree in Business Administration — Accounting from Bloomsburg University of Pennsylvania.

Edward Gilliard, Vice President—Finance and Treasurer.  Mr. Gilliard was appointed as Vice President—Finance and Treasurer of the Company, effective October 30, 2006. Mr. Gilliard started his career in 1977 with Amoco Production Company as an operations and reservoir engineer. He worked in energy lending and project financing with Continental Illinois National Bank, Banque Indosuez, and Reliant Energy International, formerly Houston Industries Energy, where he worked on project financing for power projects in South America, as well as other regions. In 1997, he joined Burlington Resources and worked in areas such as international finance, strategic planning, business development, and governmental affairs. In the latter capacity, Mr. Gilliard was a lead editor on the National Petroleum Council’s 1999 and 2003 landmark studies on natural gas. He holds a Bachelor’s Degree in Chemical Engineering from Texas A&M University and a master’s degree in business administration from the University of Houston.

Gordon Gray, Director.  See description of Mr. Gray’s employment and business experience under Proposal One, Election of Directors, below.

John J. Lendrum, III, Director.  See description of Mr. Lendrum’s employment and business experience under Proposal One, Election of Directors, below.

E. Barger Miller, III, Director.  See description of Mr. Miller’s employment and business experience under Proposal One, Election of Directors, below.

Dennis G. Strauch, Director.  See description of Mr. Strauch’s employment and business experience under Proposal One, Election of Directors, below.

Communications with the Board of Directors

Shareholders who would like to contact the Board of Directors or specified individual directors on a confidential basis may do so by sending a written communication to the BPZ Energy, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, Attention: Corporate Secretary.

The Company currently has no formal policy with respect to the attendance of members of the Board of Directors at annual meetings.  However, all of the directors attended the Company’s annual meeting in 2006.

Code of Ethics

The Company has adopted a code of ethics for its executive officers (the “Code of Ethics”) that relates to standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

(3)	Compliance with applicable governmental laws, rules and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

The Company’s Code of Ethics for executive officers is available as Exhibit 14.1 to Form 10-KSB/A for the year ended December 31, 2005, filed with the SEC on September 26, 2006 and is also available on the Company’s website at www.bpzenergy.com/corporate_governance.html.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives

The primary objectives of the Company’s executive compensation program are to attract and retain key executives, to stimulate management’s efforts on our behalf in a way that supports our business plan and to align management’s incentives with the long-term interests of the Company and its shareholders.  Decisions on salary adjustments and compensation awards for executive officers have been made by the entire Board of Directors.  Because of the early stage of our activities since the merger, the Compensation Committee did not meet separately from the Board of Directors to review salary adjustments and compensation awards since its formation in August 2005 through December 31, 2006.  Beginning in 2007, the Compensation Committee will separately review the compensation and benefits of our executive officers, establish and review general policies related to our compensation and benefits and administer the BPZ Energy, Inc. 2005 LTIP or the modified version of the 2005 LTIP if the shareholders approve the proposed amendment and restatement of the 2005 LTIP described in Proposal Six of this proxy statement.

Board meetings involving consideration of compensation adjustments and awards for executive officers typically have included, for all or a portion of each meeting, not only the board members but also our chief executive officer and our principal financial officer.  For compensation decisions relating to executive officers other than our chief executive officer and principal financial officer, the chief executive officer and principal financial officer typically make recommendations and review them with the chairman of the Compensation Committee and the other members of the committee.  The Board of Directors, in conjunction with input from the Compensation Committee members, then considers the recommendations from the chief executive officer and principal financial officer.

The Company has engaged the Achilles Group as its independent human resources consultants.  The recommendations from the chief executive officer and principal financial officer on the base salary of executive officers is based upon a report prepared by the Achilles Group that compares the base salary of our executive officers to the market range of base salaries for executives in companies of similar size and industry.

Under Section 162(m) of the Tax Code, compensation in excess of $1 million paid to a chief executive officer or to any of the four other most highly compensated officers generally cannot be deducted. The Compensation Committee has determined the Company’s compensation practices and policies are not currently affected by this limitation.

Elements of Compensation

The Company’s executive compensation program consists of the following basic components: base salary, long-term incentives pursuant to the BPZ Energy, Inc. 2005 LTIP, limited perquisites and in some cases a cash bonus.  Each component of the compensation program serves a particular purpose.  Base salary is primarily designed to reward current and past performance, and may be adjusted from time to time to realign salaries with market levels.  Cash bonuses may also be granted to reward individual contributions and superior job performance.  Grants of long-term incentives are primarily designed to tie a portion of each executive’s compensation to long-term future performance.  In addition, executives participate in the benefit plans and programs that are generally available to all employees of the Company.  Although our Board does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from another component.

Base Salary.  The Board of Directors and Compensation Committee reviews the base salary of each executive officer. In determining the appropriate level of compensation for each executive officer, the Board based on the recommendation of the Compensation Committee, evaluates the executive’s performance as it relates the Company’s goals, objectives and strategic business plan and reviews the report from the Company’s consultants on compensation data from similar companies.

Long-Term Incentive Compensation.  In determining the long-term incentive component of our executive officers’ compensation in 2006, the Board of Directors, based on the recommendation of the Compensation Committee, reviewed the equity compensation of each employee, including executive officers, made adjustments as appropriate so that employees within the same level of the Company had a comparable equity stake in the Company.  Our executive officers are eligible to receive awards under the Company’s 2005 LTIP.  The 2005 LTIP permits the Board of Directors to award eligible employees, directors and consultants with incentive options, non-statutory stock options, stock appreciation rights, restricted stock grants, stock grants and performance shares. Awards to executive officers under the 2005 LTIP have generally consisted of restricted stock grants, incentive options or a combination thereof.

The 2005 LTIP permits the Board of Directors to award eligible employees, directors and consultants with incentive-based and non-incentive-based compensation. Under the 2005 LTIP as adopted in 2005, the maximum number of shares of stock of the Company that may be subject to incentives under the 2005 LTIP, including without limitation incentive options, is 4,000,000 shares, and such shares shall be reserved at all times until issued under the LTIP 2005. Of such amount, no more than 1,600,000 shares in the aggregate shall be eligible for the issuance of performance shares, stock grants, restricted stock grants and other stock-based incentives. The 2005 LTIP is administered and managed within the discretion of Compensation Committee of the Company or, in the absence of such committee, by the Board of Directors. Incentives under the 2005 LTIP may be granted to eligible employees, directors or consultants in any one or a combination of incentive options, non-statutory stock options, stock appreciation rights, restricted stock grants, stock grants and performance shares. As of December 31, 2006, there were 1,156,000 shares available to be granted by the Company under the 2005 LTIP.

Cash Bonus.  The Board of Directors may determine to award cash bonuses to our executive officers based upon exceptional performance, although it has done so in limited circumstances due to the early stage of the Company’s business.

Perquisites.  We generally limit the perquisites that we make available to our executive officers.  With the exception of Mr. Briens, Chief Operation Officer, perquisites to executive officers consist only of club membership fees, which are primarily related to business purposes.  The additional perquisites received by Mr. Briens, identified in the footnotes to the Summary Compensation Table, relate to his overseas assignment.

Other Compensation.  Executive officers are eligible to participate in all of our employee benefit plans, such as a medical, dental and life insurance plan with 80% of the premium paid by the Company, and a 401(k) plan with Company matching contributions up to 5% of the employee’s salary, in each case on the same basis as other employees.

Compensation Policies

Effect of Accounting and Tax Treatment.  On January 1, 2006, the Company adopted SFAS No. 123—Revised 2004, Share-Based Payment (“SFAS 123(R)”), which establishes accounting for stock-based payment transactions for employee services and goods and services received from non-employees. SFAS 123(R) is a revision of SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), and supersedes APB No. 25, Accounting for Stock Issued to Employees. Under the provisions of SFAS 123(R), stock-based compensation cost is measured at the date of grant, based on the calculated fair value of the award, and is recognized as expense over the employee’s or non-employee’s service period, which is generally the vesting period of the equity grant.  Because the Company offers incentive stock options, non-qualified stock options and restricted stock grants, the deductibility of a compensation award by the Company may not always occur at the time the award is otherwise taxable to the employee.

Timing Issues.  With the exception of significant promotions and new hires, we intend to review equity compensation awards annually following the availability of the financial results for the prior year.  Grants were made in April 2006 for the last fiscal year. This timing enables us to consider prior year performance by the Company and the potential recipients and our expectations for the current year. Grants to newly hired employees are effective on the latter of the employee’s first day of employment or upon approval of the grant by the Board of Directors.  The exercise price of stock options is based upon the grant date fair market value, which is the market price of our common stock on the date of grant.

Stock Ownership Guidelines.  The Board has not adopted specific stock ownership guidelines for executive officers.  Under the terms of the 2005 LTIP, however, in any given year, no individual may receive incentives covering more than 15% of the aggregate number of shares which may be issued pursuant to the 2005 LTIP. Except as may otherwise be permitted by the Tax Code, incentive options granted to an individual during one calendar year shall be limited, such that at the time the incentive options are granted, the Fair Market Value (as defined in the 2005 LTIP) of the stock covered by all incentive options first exercisable in any calendar year may not, in the aggregate, exceed $100,000. The maximum performance-based incentive payment to any one individual during one performance period is 15% of the aggregate number of shares that may be issued pursuant to the 2005 LTIP, or if paid in cash, that number of shares multiplied by the Fair Market Value of the stock as of the date the incentive is granted.

Basis for Allocation between LTIP Incentives.  Our 2005 LTIP expressly provides for incentives to be granted to 2005 LTIP participants in the form of any one or a combination of (a) incentive options (or other statutory stock options); (b) nonstatutory stock options; (c) stock appreciation rights; (d) restricted stock grants; (e) performance shares; (f) stock grants; and (g) other stock-based incentives.  Given the recent change in the accounting treatment for stock options changed as a result of SFAS 123R, we have concluded that granting shares of restricted stock to employees, particularly members of senior management, would provide an equally motivating form of incentive compensation while permitting us to issue fewer shares, thereby reducing potential dilution.

Exercise of Discretion.  Pursuant to the 2005 LTIP, the Compensation Committee retains limited discretion in connection with the payment of performance based compensation in cases where the defined performance goals have not been met.    The Compensation Committee also retains discretion to accelerate the vesting of unvested incentives upon an individual’s termination of employment with the Company.  The Compensation Committee did not exercise this discretion in 2006.

Adjustment or Recovery of Awards upon Restatement of Company Performance.  The Company does not have a formal policy with respect to whether executive officers are required to return cash and equity incentive awards if the relevant performance targets upon which the awards are based are ever restated or otherwise adjusted in a manner that would reduce the size of an award or payment.  Under the 2005 LTIP, however, in determining the actual size of an performance-based incentives, the Compensation Committee may reduce or eliminate the amount of the performance-based incentives earned over the relevant period, if, in its sole and absolute discretion, such reduction or elimination is appropriate.

Chief Executive Officer Compensation

Effective October 1, 2006, Mr. Zúñiga-Pflücker receives a base salary of $180,000.  Mr. Zúñiga-Pflücker, as a former shareholder of our wholly owned subsidiary BPZ Energy, Inc., a Texas corporation (“BPZ-Texas”), is entitled to receive earn-out shares on the achievement of certain reserve and production goals under the terms of the Merger Agreement.  The Board has therefore not made a separate grant of long-term incentive awards to Mr. Zúñiga-Pflücker.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management.  Based on the Compensation Committee’s review of and discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors.

Dennis G. Strauch – Chairman of the Compensation Committee
E. Barger Miller, III
Gordon Gray

Summary Compensation Table

The following table sets forth the compensation for services in all capacities to the Company for the fiscal year ended December 31, 2006 of the chief executive officer, the chief financial officer and the three most highly compensated executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(3)	Option Awards(3)	All Other Compensation (4)	Total

Manuel Pablo Zúñiga-Pflücker	2006	$135,000	$—	$—	$—	$2,472	$137,472
President, Chief Executive Officer and Director

Frederic Briens	2006	120,000	—	698,824		113,344	932,168
Chief Operating Officer

Edward G. Caminos (1)	2006	115,034	20,000	181,936	76,482	1,919	395,371
Vice President Finance - Chief Accounting Officer

Randall D. Keys (2)	2006	60,000	—	315,651	—	305	375,956
Former Chief Financial Officer

Dr. Fernando Zúñiga y Rivero	2006	120,000	—	—	—	979	120,979
Director and Chairman of the Board

(1)                                  Mr. Caminos was appointed Chief Financial Officer of the Company effective May 24, 2007. Mr. Caminos served as Vice President Finance and Chief Accounting Officer of the Company from October 30, 2006 until May 24, 2007, as well as interim Chief Financial Officer since June 15, 2006. Prior to June 15, 2006, Mr. Caminos served as Corporate Controller of the Company since January 2005.

(2)           Mr. Keys resigned from all positions with the Company and its subsidiaries effective June 15, 2006.

(3)                                  All stock awards and option reported under these columns were issued under the 2005 Long-Term Incentive Compensation Plan.

(4)                                  Except for Mr. Briens, amounts paid are for club membership dues.  Mr. Briens receives additional compensation under the Company’s expatriate package while working in Peru, which includes school allowance; family travel expenses of approximately $14,400; income tax paid on Mr. Briens’ behalf of approximately $40,113; and house rent, maintenance and utilities of approximately $58,831.

2006 Grants of Plan-Based Awards

The following table sets forth certain information with respect to each grant of an award made to a named executive officer in 2006 under our plans.

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	All Other Options Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value And Stock and
Name	Grant Date	Threshold (1)($)	Target (1)($)	Maximum (1)($)	Shares of Stock or Units (2)(#)	Underlying Options (3)(#)	Option Awards (4)($)	Option Awards (5)($)
Manuel Pablo Zúñiga-Pflücker	—	—	—	—	—	—	—	—

Frederic Briens	—	—	—	—	—	—	—	—

Edward G. Caminos	4/14/2006	—	—	—	20,000	—	—	64,000

	4/14/2006	—	—	—	—	100,000	3.20	214,000

	10/1/2006	—	—	—	35,000	—	—	159,250

	10/29/2006	154,000	154,000	154,000	—	—	—	—

Randall D. Keys (6)	—	—	—	—	—	—	—	—

Dr. Fernando Zúñiga y Rivero	—	—	—	—	—	—	—	—

(1)                             All Non-Equity Incentive Plan Award values are based on the closing market price on the date of grant.

(2)                             All stock awards granted to the named individuals for 2006 cliff vest two years following the grant date.

(3)                             All options granted to the named individuals for 2006 vest annually over a two year vesting period.

(4)                             The exercise price is the closing price of BPZ Common Stock on the date of grant.

(5)                             The fair value of BPZ’s stock options is computed using the Black-Scholes valuation model.  The fair value of BPZ’s stock awards is computed as the market price of BPZ common stock on the date of the grant.

(6)                             Mr. Keys resigned from all positions with the Company and its subsidiaries effective June 15, 2006; thus his 225,000 unvested contingent incentive stock award was forfeited.  On October 29, 2006, 190,000 shares of Mr. Keys contingent incentive stock award were reissued to Mr. Caminos in conjunction with his new role as Vice President - Finance and Chief Accounting Officer.   The shares vest and are issuable once the Company is entitled to receive as its proportionate share from gross production from any oil and gas wells owned or operated by the Company not less than 2,000 barrels of oil per day or its equivalent (approximately 12 million cubic feet of gas per day) prior to December 28, 2007.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information regarding unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2006.

	Option Awards				Stock Awards
Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options($)	Option Exercise Price($)(1)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested($)	Market Value of Shares or Units of Stock That Have Not Vested($)(2)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(2)

Manuel Pablo Zúñiga-Pflücker	—	—	—	(4)	1,399,477	5,737,856		—	—

Frederic Briens	—	—	—	(4)	282,780	1,159,398	(5)	300,000	1,230,000

Edward G. Caminos(3)	100,000	3.20	4/14/2016	(4)	225,000	922,500	(6)	90,000	369,000

Randall D. Keys	—	—	—		—	—		—	—

Dr. Fernando Zúñiga y Rivero	—	—	—	(4)	1,399,477	5,737,856		—	—

(1)          Option exercise price is computed as the closing price of BPZ common stock on the date of grant.

(2)          The market or payout value is computed using the closing price of BPZ common stock at December 29, 2006.

(3)          Options vest in two equal annual installments beginning on the first anniversary of the date of grant, April 14, 2006.

(4)          Stock awards vest and the earn-out shares are issuable once the Company is entitled to receive as its proportionate share from gross production from any oil and gas wells owned or operated by the Company not less than 2,000 barrels of oil per day or its equivalent (approximately 12 million cubic feet of gas per day) prior to December 28, 2007.

(5)          Stock awards vest in three equal annual installments beginning on the first anniversary of the date of grant, May 16, 2005.

(6)          Stock awards cliff vest two years from the date of grant.  35,000 shares vest on May 16, 2007, 20,000 shares vest on April 14, 2008 and 35,000 shares vest on October 1, 2008.

Option Exercises and Stock Vested

The following table sets forth information regarding exercise of stock options and vesting of stock for each of the named executive officers during 2006.  There were no exercises of stock options by our named executive officers in 2006.

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting ($)
Manuel Pablo Zúñiga-Pflücker	—	—

Frederic Briens	150,000	423,000

Edward G. Caminos	35,000	98,700

Randall D. Keys(2)	150,000	423,000

Dr. Fernando Zúñiga y Rivero	—	—

(1)            Represents restricted shares granted on May 15, 2005 of which Mr. Briens and Mr. Keys were granted 450,000 shares vesting annually over a three year period and Mr. Caminos was granted 70,000 shares vesting annually over a two year period.

(2)            Mr. Keys resigned from all positions with the Company and its subsidiaries effective June 15, 2006.  Consequently, the remaining unvested portion of his award, 300,000 shares, was forfeited.

Director Compensation

There are currently no arrangements to pay any cash compensation, such as annual retainer or meeting fees to directors. Directors who are also employees of the Company receive no additional compensation for serving as directors or committee members. Non-employee directors are entitled to receive reimbursement for reasonable direct expenses incurred in attending meetings of the Board of Directors. During 2006, there were no payments of director fees in the form of cash consideration to any of the directors. In June 2006, the Company approved individual grants of 250,000 common stock options, vesting annually over two years from the date of grant, to three of the Company’s independent directors, Messrs. Lendrum, Miller and Strauch.  Mr. Gordon Gray beneficially owns and controls 3,710,774 shares of Common Stock of the Company through his sole ownership of Allied Crude Purchasing Inc. and is entitled to receive earn-out shares on the achievement of certain reserve and production goals under the terms of the Merger Agreement.  The Board has therefore not made a separate grant of stock options to Mr. Gray.  The following table sets forth the compensation of the Company’s directors for the last completed fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dr. Fernando Zúñiga y Rivero	—	—	—	—	—

Manuel Pablo Zúñiga-Pflücker	—	—	—	—	—

Gordon Gray	—	—	—	—	—

John J. Lendrum, III	—	—	144,734	—	144,734

E. Barger Miller, III	—	—	144,734	—	144,734

Dennis G. Strauch	—	—	144,734	—	144,734

Employment Agreements, Termination of Employment and Change in Control Arrangements

We have no employment agreements with any of our executive officers. Effective October 1, 2006, Mr. Zúñiga-Pflücker receives a base salary of $180,000. At January 1, 2006, Mr. Caminos received a base salary of $115,000.  On October 1, 2006, Mr. Edward Caminos received a base salary increase to $150,000.  Each of our other named executive officers receives a base salary of $120,000.  Each of our named executive officers is eligible for cash bonus compensation at the discretion of the Board of Directors, but there is no formal plan covering such bonuses, nor were any bonuses paid for the fiscal year ended December 31, 2005.  To date, the Board of Directors has not made a formal decision with regard to any bonus compensation for the year ended December 31, 2006.

Under the Company’s LTIP, in the event of a change of control of the Company (as defined in that plan), all outstanding options and restricted stock become immediately exercisable in full.  In addition, in the event of a change of control, all performance shares or other performance-based awards shall be immediately payable based upon the extent, as determined by the Compensation Committee, to which the performance goals for the performance period then in progress have been met up through the date of the change in control or based on 100% of the value on the date of grant of the performance shares of other performance-based award, if such amount is higher.

Performance Graph

The following graph compares the cumulative total shareholder return for the Company’s Common Stock to that of (i) the Russell 2000 Stock Index, and (ii) a Company peer group of five independent oil and gas exploration companies selected by us, for the period indicated as prescribed by the SEC’s rules. The companies in our selected peer group are Transmeridian Exploration, Inc., Contango Oil & Gas, Co, Harvest Natural Resources, Inc., Far East Energy Corp, and Carrizo Oil & Co Inc.  “Cumulative total return” is defined as the change in share price during the measurement period, plus cumulative dividends for the measurement period (assuming dividend reinvestment), divided by the share price at the beginning of the measurement period. The graph assumes $100 was invested on January 1, 2002 in our Common Stock, the Russell 2000 Stock Index and a Company peer group.

Performance Graph

	2002	2003	2004	2005	2006
BPZ Energy, Inc.	$565	$288	$950	$1,063	$1,025
Russell 2000 Stock Index	78	114	132	137	160
Peer Group Composite	132	193	267	363	465

PROPOSAL ONE
ELECTION OF DIRECTORS

Currently, the Company’s Board of Directors is composed of six directors, Dr. Fernando Zúñiga y Rivero, Manuel Pablo Zúñiga-Pflücker, Gordon Gray, John J. Lendrum, III, E. Barger Miller, III, and Dennis G. Strauch.  At the Annual Meeting, six directors are to be elected, each of whom will serve until the 2008 Annual Meeting and until his successor is duly elected and qualified.  The persons named as official proxies on the enclosed proxy card intend to vote FOR the election of each of the six nominees listed below, unless authority to vote is withheld or otherwise instructed.  If Proposal One is approved by the Shareholders, each nominee director shall serve staggered terms.

The Board of Directors has nominated and the official proxy holders will vote to elect the following individuals as members of the Board of Directors:  Dr. Fernando Zúñiga y Rivero, Manuel Pablo Zúñiga-Pflücker, Gordon Gray, John J. Lendrum, III, E. Barger Miller, III, and Dennis G. Strauch.  Each nominee has consented to be nominated and to serve if elected.

Information about the Nominees

The nominees and their positions and ages are as follows.  All directors have served since their appointment in December 2006.

Name	Age	Position
Dr. Fernando Zúñiga y Rivero	80	Chairman of the Board
Manuel Pablo Zúñiga-Pflücker	46	President, Chief Executive Officer, and Director
Gordon Gray	54	Director
John J. Lendrum, III	56	Director
E. Barger Miller, III	69	Director
Dennis G. Strauch	59	Director

Dr. Zúñiga y Rivero is the father of the Company’s President, CEO and Director, Mr. Zúñiga-Pflücker. There are no other family relationships between any directors or executive officers of the Company. Set forth below are brief descriptions of the recent employment and business experience of the officers and directors of the Company.

Dr. Fernando Zúñiga y Rivero, Chairman of the Board.  Dr. Zúñiga y Rivero became Chairman of the Board of BPZ upon consummation of the merger with Navidec in September 2004. Immediately prior to the merger and since 1996, he served as Chairman of BPZ & Associates Inc., the former parent company of BPZ — Texas, which has been inactive subsequent to the Merger. Dr. Zúñiga y Rivero was also Energy Division project officer of The World Bank, where he planned and implemented exploration promotion projects in 58 countries, primarily in East and West Africa, Eastern Europe, Southeast Asia and Latin America from 1979 to 1996. Dr. Zúñiga y Rivero has fifty years of experience in the international energy industry starting as an exploration geologist, biostratigrapher, and exploration head of an Exxon affiliate in Peru where he was responsible for crude oil findings in five fields producing from Paleozoic rocks; and continuing as exploration production manager, integrated operations manager, general manager, and ultimately serving as Chairman and Chief Executive Officer of Petroleos del Peru, the national oil company of Peru and was responsible for discovery of five large oilfields (with over 2.5 billion barrels of reserves) in the Amazon jungle of Peru. Dr. Zúñiga y Rivero holds a B.S., a Geological Engineering degree and a Ph.D. in Geology from the University of San Augustin, Peru, and he conducted postgraduate studies at the University of California, Los Angeles. In April 2005, Dr. Zúñiga y Rivero became a director of Transmeridian Exploration, Inc., a public oil and gas company with operations in Kazakhstan.

Manuel Pablo Zúñiga-Pflücker, President, Chief Executive Officer and Director.  Mr. Zúñiga-Pflücker became President and Director of BPZ upon consummation of the merger with Navidec, Inc. in September 2004 and in May 2005 assumed the additional title of Chief Executive Officer. Immediately prior to the merger and since its formation in 2001, Mr. Zúñiga-Pflücker served as President of BPZ — Texas. Mr. Zúñiga-Pflücker also served as President of BPZ & Associates, Inc., the former parent company of BPZ — Texas, from 1989 until its Merger with Navidec, Inc. in September 2004, at which time BPZ & Associates, Inc. became inactive. Mr. Zúñiga-Pflücker began his career with Occidental Petroleum Corporation. Mr. Zúñiga-Pflücker has spent the past 20 years in the international oil and gas business, and he has been involved in projects throughout Latin America and other areas of the world ranging from exploitation of marginal oil and gas fields to frontier exploration projects. He has also focused on the creative development of natural gas fields utilizing power generation and gas to liquids technology. He holds a B.S. in mechanical engineering from the University of Maryland as well as an M.S. in petroleum engineering from Texas A&M University.

Gordon Gray, Director.  Mr. Gray became a Director of BPZ upon consummation of the merger with Navidec, Inc. in September 2004. Since 1982, Mr. Gray has served as President of Allied Crude Purchasing, Inc., a privately owned transportation company, which purchases crude oil at the well site and transports it by truck or pipeline to sales points throughout Texas and Eastern New Mexico. Mr. Gray has owned and operated oil production and oil field service businesses for over 30 years. His activities are centered in the Permian Basin area of West Texas.

John J. Lendrum, III, Director.  Mr. Lendrum became a Director of BPZ in July 2005. Mr. Lendrum was appointed in April 2005 as President, Chief Operating Officer and a Director of Torch Energy Advisors Incorporated (“Torch”), a Houston-based company which specializes in the exploitation and development of oil and gas properties, mid-stream gas assets, and well servicing. From 1993 to 2005, Mr. Lendrum founded and served as President of Rockport Resources Capital Corporation, which focused on providing capital to the energy industry. During this period, he was also a principal in Star Natural Gas Company, a privately-held company with mid-stream natural gas assets. Previously, Mr. Lendrum served as Executive Vice President and Chief Financial Officer of Torch and in senior financial and business development roles with the Torch managed companies of Nuevo Energy Company, Energy Assets International and Bellwether Exploration. Mr. Lendrum began his career with the international public accounting firm of KPMG Peat Marwick, and he earned a BBA in Finance and completed his graduate studies in Accounting Theory at the University of Texas at Austin. Mr. Lendrum serves as Chairman of the Company’s Audit Committee.

E. Barger Miller, III, Director.  Mr. Miller became a Director of BPZ in July 2005. Mr. Miller has served since 1990 as Chairman and CEO of E.B. Miller & Co., a privately held company which provides project planning and business development services for energy and power companies, primarily in Latin America. He was recently involved in a large power transaction in Ecuador and a downstream project in Bolivia. Mr. Miller has over 40 years of broad-based experience in the energy industry, including positions as CEO of Minden Oil & Gas, Inc., a public exploration and production company, and investment banking positions with Graber, Miller, Ronn & Co. and Charterhouse Japhet. He began his career with Exxon Corporation. Mr. Miller holds a master’s degree in business administration from Northwestern University and a B.S. in Chemistry, with a minor in Petroleum Engineering, from Stanford University. Mr. Miller serves as Chairman of the Company’s Nominating Committee.

Dennis G. Strauch, Director.  Mr. Strauch became a Director of BPZ in July 2005. Mr. Strauch has served since 2001 as Managing General Partner of Delmar Holdings, LP, a private firm which manages U.S. oil and gas properties. From 1992 to 2001, Mr. Strauch held various positions, including President and CEO, with Zarara Oil and Gas Limited and its predecessors. Zarara, a publicly traded company in the US and UK, had international oil and gas operations in Africa, the Middle East, the Far East and South America. Mr. Strauch has over 30 years experience in the oil and gas industry with extensive international and domestic technical experience in the areas of acquisitions, reservoir engineering and economic evaluations. He began his career with Schlumberger and has served in senior management and technical positions with ARAMCO, Petro-Lewis, Whiting Petroleum and Geodyne Resources. Mr. Strauch holds a master’s degree in business administration from the University of Denver and a degree in Geophysics from the Colorado School of Mines. Mr. Strauch is a Registered Professional Engineer in the State of Colorado. Mr. Strauch serves as Chairman of the Company’s Compensation Committee.

Vote Required

The vote required to approve the proposal to elect Dr. Fernando Zúñiga y Rivero, Manuel Pablo Zúñiga-Pflücker, Gordon Gray, John J. Lendrum, III, E. Barger Miller, III, and Dennis G. Strauch to serve as directors on the Board of Directors is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES TO SERVE AS DIRECTORS OF THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL TWO
RATIFICATION OF JOHNSON MILLER & CO., CPA’S PC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has approved and is recommending to holders of shares of the Company’s Common Stock a proposal to ratify the appointment Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants.

Johnson Miller & Co., CPA’s PC audited the Company’s financial statement for the years ended December 31, 2006, 2005 and 2004.  Representatives from Johnson Miller & Co., CPA’s PC are expected to attend the Annual Meeting.  Additionally, they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Johnson Miller & Co., CPA’s PC has acted as independent certified public accountants for the Company since November 17, 2004, and has been selected by the Board of Directors to serve again in that capacity for 2007.  The following table lists the aggregate fees and costs billed by Johnson Miller & Co., CPA’s PC for 2005 and 2006 services identified below:

	Amount Billed
	2006		2005

Audit Fees	$297,310	(1)(2)	$139,035
Audit-Related Fees	37,233	(3)	9,027	(3)
Tax Fees	—		—
All Other Fees	—		—
Total	$334,543		$148,062

(1)  Of this aggregate amount, approximately $86,000 is attributable to fees billed by Johnson Miller & Co., CPA’s PC for services in connection with its review of our internal controls and approximately $40,000 is attributable to our S-1 registration statements.

(2)  For fiscal years 2005 and 2004, Johnson Miller & Co., CPA’s PC did not provide us with tax services or any other services.

(3)  Audit-related fees for 2006 and 2005 consist of out-of-pocket expenses.

The Board of Director’s policy is to prohibit the independent auditor from providing any non-audit services unless the service is permitted under applicable law and is pre-approved by the audit committee or the full Board of Directors if there is no separate audit committee.

During the fiscal year ended 2006, the Board of Directors approved all of the “audit related fees.”  The Board of Directors considered whether the provision of non-audit services by Johnson Miller & Co., CPA’s PC is compatible with maintaining their independence and concluded that the provision of such services does not impair their independence.

Vote Required

The vote required to approve the proposal to ratify the selection of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF JOHNSON MILLER & CO., CPA’S PC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL THREE
REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS

Summary

The principal effects of the proposed reincorporation will be that:

(1)           The affairs of the Company will cease to be governed by Colorado corporation laws and will become subject to Texas corporation laws.

(2)           The resulting Texas corporation (“BPZ Texas”) will be the same entity as the current Colorado corporation (“BPZ Colorado”) and will continue with all of the rights, privileges and powers of BPZ Colorado, will continue with the same officers and directors of BPZ Colorado, will possess all of the properties of BPZ Colorado and will continue with all of the debts, liabilities and obligations of BPZ Colorado.

General

The Board of Directors has unanimously approved and recommends that the shareholders approve the reincorporation of the Company from the State of Colorado to the State of Texas (the “Reincorporation” or the “Reincorporation Proposal”). The Company would effect the Reincorporation by converting into a Texas corporation.  The Company would effect the conversion by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A (the “Conversion Agreement”).  At the effective time of the conversion, the Company would file with the Secretary of State of the State of Texas certificate of formation that would govern the Company as a Texas corporation, a draft copy of which is attached as Appendix B (the “Texas Certificate of Formation”). In addition, the Board of Directors of the Company would adopt bylaws for the resulting Texas corporation going forward, a draft copy of which are attached as Appendix C (the “Texas Bylaws”). Apart from being governed by the Texas Certificate of Formation, the Texas Bylaws and Texas corporation law, for all other purposes, the Company as a Texas corporation will be the same entity as BPZ Colorado, as a Colorado corporation.  BPZ Texas will continue with all of the rights, privileges and powers of BPZ Colorado, it will continue with the same officers and directors of BPZ Colorado, it will possess all of the properties of BPZ Colorado and it will continue with all of the debts, liabilities and obligations of BPZ Colorado.

Reasons for the Reincorporation

The Company’s headquarters and its operations, management and employees are located in Houston, Texas.  Management and its advisors have greater experience in operating Texas corporations and believe that this familiarity with the Texas corporation laws will be advantageous in the operations and management of the Company.  In addition, because the Company’s executive offices are in Houston, Texas, the Company’s status as a Colorado corporation with an operating subsidiary in Texas requires the Company to comply with reporting and tax obligations in two jurisdictions, while the Company will not be required to qualify to do business  in Colorado if it reincorporates in Texas.  The Company no longer conducts any operations in Colorado and does not anticipate doing so in the future.

We  believe that the Texas legislature has demonstrated a willingness to maintain modern and effective corporation laws to meet changing business needs.  Many Colorado provisions, such as those dealing with the indemnification of directors and officers, are not as refined as comparable provisions in other states, including Texas.

Further, Colorado does not have a particularly extensive or well-developed body of corporate case law. When coupled with the Colorado statutory law, the lack of a well-developed body of corporate case law creates greater uncertainty and thus risk with respect to corporate legal affairs.  We believe that both the Texas statutory and case law is better developed than Colorado’s and will provide greater predictability.

We  have  provided a discussion of additional differences between the Colorado and Texas corporate laws below under the heading “—Comparison of Shareholder Rights Before and After the Reincorporation.”

No Change in Business, Jobs, Physical Location, Etc.

The Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “— Comparison of Shareholder Rights Before and After the Reincorporation.” The Reincorporation Proposal will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation).  Our management, including all directors and officers, will remain the same in connection with the reincorporation and will assume identical positions with BPZ Texas.  None of the Company’s subsidiaries will be changing their respective states or jurisdictions of incorporation, or making any other changes, in connection with the reincorporation. The Reincorporation Proposal will not affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of BPZ Texas as a Texas corporation.

Mechanism for Reincorporation into Texas

The process for converting the Company to a Texas corporation calls for the Texas Certificate of Formation, as well as articles of conversion (the “Texas Articles of Conversion”), to be filed with the Secretary of State of the State of Texas, and articles of conversion to be filed with the Secretary of the State of Colorado, at approximately the time desired for the conversion to take effect.

The Conversion Agreement

The Reincorporation will be effected pursuant to the Conversion Agreement to be entered into by the Company. The Conversion Agreement provides that the Company will convert into a Texas corporation, with all of the assets, rights, privileges and powers of BPZ Colorado, and all property owned by BPZ Colorado, all debts due to BPZ Colorado, as well as all other causes of action belonging to BPZ Colorado, remaining vested in BPZ Texas.  The Company will remain as the same business entity following the conversion. The directors and officers of BPZ Colorado immediately prior to the conversion will be the directors and officers of BPZ Texas and the subsidiaries of BPZ Colorado will be the subsidiaries of BPZ Texas.

At the effective time of the conversion, each outstanding share of Common Stock of BPZ Colorado will automatically be converted into one share of common stock of BPZ Texas.  You do not have to exchange your existing stock certificates of the Company for stock certificates of the resulting Texas corporation; however, after the conversion, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to ComputerShare, the Company’s transfer agent for cancellation and obtain a new certificate.  Pursuant to the Reincorporation Proposal, the resulting Texas corporation will assume all of the Company’s obligations under the LTIP and the Navidec Plan.  Each outstanding option or warrant to purchase shares of Common Stock under the LTIP and the Navidec Plan will be converted into an option or warrant to purchase an equal number of shares of the resulting Texas corporation’s common stock on the same terms and conditions as in effect immediately prior to the reincorporation.

Effective Time

If the Reincorporation Proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion (the “Colorado Articles of Conversion”) filed with the Secretary of State of the State of Colorado and the Texas Articles of Conversion and the Texas Certificate of Formation filed with the Secretary of State of the State of Texas, in each case upon acceptance thereof by the Colorado Secretary of State and the Texas Secretary of State.  If the Reincorporation Proposal is approved, it is anticipated that the Board of Directors will cause the Reincorporation to be effected as promptly as reasonably possible following such approval. However, the Reincorporation may be delayed by the Board of Directors or the Conversion Agreement may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the reincorporation, whether before or after the approval by the Company’s shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in the State of Colorado.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the CBCA and the Texas Business Organizations Code (the “TBOC”), as well as differences between the governing documents before and after the Reincorporation, the Reincorporation Proposal will effect certain changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the CBCA and the TBOC, and the differences between the Third Amended and Restated Articles of Incorporation of BPZ Colorado (the “Colorado Articles of Incorporation”) and the Bylaws of BPZ Colorado (the “Colorado Bylaws”) and the Texas Certificate of Formation and the Texas Bylaws.  The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the TBOC, the Colorado Articles of Incorporation, the Colorado Bylaws, the Texas Certificate of Formation, and the Texas Bylaws.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Authorized Shares

Under the Colorado Articles of Incorporation, the Company is authorized to issue a total of 250,000,000 shares of common stock, without par value, and 25,000,000 shares of preferred stock, without par value.

Under the Texas Certificate of Formation, the Company will be authorized to issue a total of 250,000,000 shares of common stock, without par value, and 25,000,000 shares of preferred stock, without par value.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Classification of Directors

The Colorado Bylaws provide that directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders following his election and thereafter until his successor shall have been elected and qualified.

The certificate of formation or bylaws of a corporation may provide that the directors, the directors elected by any class or series of shares or any group of classes or series of shares, or any portion of the directors or of the directors elected by any class or series of shares or any such group shall be divided into either two or three classes, each class to be as nearly equal in number as possible, the terms of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. If the bylaws provide for the classification of directors, (1) the whole number of directors of the corporation need not be elected annually, and (2) at each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes. Under the Texas Certificate of Incorporation and the Texas Bylaws, the Company will provide for a staggered board of directors to be divided into three classes. Presently the Board has six members, and each class will consist of two directors.

Removal of Directors

The Colorado Articles of Incorporation and the Colorado Bylaws provide that directors may be removed at any time, with or without cause, only if only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Under the TBOC, except as otherwise provided in a Texas corporation’s certificate of formation or bylaws, the shareholders may remove a director with or without cause in its certificate of formation or bylaws. The Texas Bylaws provide that a director may be removed only with cause at any special meeting of shareholders called by a majority of the board of directors for this purpose by the affirmative vote of more than 60% of the outstanding shares of stock entitled to vote for the election of such director or directors.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Vacancies of the Board of Directors	For vacancies when the board size is increased beyond the number of authorized directors, the Colorado Bylaws provide that the board of directors or the shareholders may fill such vacancies.

Under the TBOC, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. The Texas Bylaws will provide that any vacancy occurring in the board of directors may be filled by a majority of the remaining directors, although less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

Number of Directors

The Colorado Bylaws state that the board of directors is to have between 2 and 7 members, with the exact number to be set by the board of directors. The CBCA provides that shareholders may amend a corporation’s bylaws without the approval of the board of directors. Accordingly, under the CBCA, shareholders of the Company have the ability to determine the size of the board of directors.

The Texas Bylaws will provide that the initial number of directors on the board of directors is to be six. The number of directors may be fixed from time to time exclusively by the board of directors by a resolution adopted by a majority of the board of directors serving at the time of the vote.

Shareholders’ Power to Call Special Meetings

In accordance with the CBCA, the Colorado Bylaws provide that a special meeting of the shareholders may be called by the president or the board of directors. The president shall call a special meeting at the request of holders of not less than 10% of the outstanding shares of the Company.

Under the TBOC, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders’ meeting, unless the certificate of formation provides for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the certificate of formation, but in no event may the certificate of formation provide for a number of shares greater than 50% that would be required to call a special meeting. The Texas Certificate of Formation will provide that not less than 30% of all of the shares entitled to vote have the right to call a special shareholders’ meeting.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Notice of Shareholder Nominations for Directors and Business to be Brought Before Meetings

For annual and special meetings of shareholders, the Colorado Bylaws provide that written notice stating the place, date, and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty days’ notice shall be given, or (ii) if any other longer notice period is required by the Colorado Business Corporation Act, such longer period of notice shall be applicable.

For annual meetings, the Texas Bylaws will provide that shareholders must give notice no later than 90 days prior to the first anniversary of the initial notice of the past year’s annual meeting, provided that such notice need not be given more than 120 days prior to the annual meeting. For special meetings, the Texas Bylaws will provide that shareholders must give notice no earlier than 120 days prior to the special meeting and no later than the later of 90 days prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the board to be elected at the meeting.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Indemnification - General

Under the Colorado Articles of Incorporation, the Company is required to indemnify, to the fullest extent permitted by the CBCA, former and current directors and officers of the Company against liability incurred in any action brought against those persons as a result of their role with the Company. The CBCA generally requires a person seeking indemnification to have acted in good faith and, in the case of conduct in an official capacity with the corporation, in a manner that he or she reasonably believed was in the corporation’s best interest, and in all other cases, in a manner that he or she reasonably believed was at least not opposed to the corporation’s best interests. In addition, in a criminal proceeding, the person must also have had no reasonable cause to believe the person’s conduct was unlawful. Regardless of standards of conduct, indemnification of expenses for directors and officers is mandatory under the CBCA to the extent they are wholly successful on the merits in defending a proceeding. Under the CBCA, in derivative suits (i.e. suits by or in the right of the corporation), indemnification is only available for expenses and attorney’s fees incurred in defending or settling a suit and only in circumstances where there has been no adjudication of liability to the corporation.

Under the TBOC, a corporation is permitted to provide indemnification by certificate of formation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by a governing person, former governing person, or delegate, who was, is, or is threatened to be made a named defendant or respondent in a proceeding if it is determined that the person: (i) conducted himself in good faith; (ii) reasonably believed that (a) in the case of conduct in his official capacity that his conduct was in the corporation’s best interest and (b) in all other cases, that his conduct was at least not opposed to the corporation’s best interest; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. However, if the person is found liable to the corporation, or if the person is found liable on the basis that he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred by the person in connection with the proceedings and does not include a judgment, a penalty, a fine, and an excise or similar tax, and no indemnification will be available if the person is found liable for willful or intentional misconduct, breach of the person’s duty of loyalty, or an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. Under Texas law, indemnification by the corporation is mandatory if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Indemnification - Advancing Expenses

Under the Colorado Articles of Incorporation and the CBCA, the Company is required to advance expenses to current or former directors and officers (but only to directors upon undertaking to repay such expenses if it is ultimately determined the director is not entitled to indemnification) in connection with actions brought against those persons as a result of their role with the Company.

Under the TBOC, a corporation may advance the expenses incurred by a governing person, an officer, employee or agent in defending an action if the person undertakes to repay such amounts should it be determined ultimately that he is not entitled to indemnification. Texas law also permits the corporation to advance litigation expenses to employees and agents without an undertaking to repay the advances. In addition, both Texas and Colorado law permit a corporation to purchase indemnity insurance for the benefit of existing or former governing persons, delegates, officers, employees or agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. Under Texas law, expenses, including reasonable court costs and attorneys’ fees, incurred by a present governing person or delegate who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives: (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Amendment of the Articles of Incorporation/Certificate of Formation

Pursuant to the CBCA, amendments to the Colorado Articles of Incorporation must be submitted to a shareholder vote if proposed either by the board of directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors is generally required to recommend the amendment to the shareholders, except if the amendment is proposed by the shareholders or if the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation. Among other consequences, this aspect of the CBCA may limit the effectiveness of any anti-takeover provisions contained in a corporation’s articles of incorporation. The Colorado Articles of Incorporation do not impose any supermajority voting requirements upon proposed amendments to the articles, although the sections of the Colorado Articles of Incorporation relating to directors (i.e. removal, indemnification) can only be amended by 75% of the shares entitled to vote. To approve all other amendments, the Colorado Bylaws and the CBCA provide that the affirmative vote of a majority of the shares represented at a meeting (at which a quorum is present) is necessary.

Under the TBOC, an amendment to the certificate of formation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless any class or series is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of at least two-thirds of the shares within each class or series entitled to vote thereon as a class and at least two-thirds of the total outstanding shares entitled to vote thereon. Holders of the outstanding shares of a class, or series, must vote as a class upon a proposed amendment, regardless of whether the holders are entitled to vote thereon by the certificate of formation, if the amendment would: (i) increase or decrease the aggregate number of authorized shares of such class or series; (ii) increase or decrease the par value of the shares of such class or series; (iii) effect an exchange, reclassification or cancellation of all or part of the shares of such series; (iv) effect an exchange, or create a right of exchange of all or part of the shares of such class or series; (v) change the designations, preferences, limitations or relative rights of such class or series; (vi) change the shares of such class or series into the same or a different number of shares of the same class or another class or series; (vii) create a new class or series of shares having rights and preferences equal, prior or superior to the shares of such class or series; (viii) increase the rights and preferences of any class or series having rights and preferences equal, prior or superior to the shares of such class or series; (ix) increase the rights and preferences of any class or series having rights or preferences later or inferior to the shares of such class or series in such a manner as to become equal, prior or superior to the shares of such class or series; (x) divide the shares of such class into series; (xi) limit or change the existing preemptive rights of the shares of such class or series; (xii) cancel or otherwise affect dividends on the shares of such class or series which had accrued but had not been declared; or (xiii) include or delete any provision required or permitted as to close corporations.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Business Combination Statute	The CBCA does not contain any business combination provisions.

Texas has a “business combination” statute, which restricts mergers and other business combinations with certain persons who have acquired significant blocks of a corporation’s stock. The Texas statute provides that, if a person acquires 20% or more of the stock of a Texas corporation without the approval of the board of directors of that corporation, such person may not engage in certain transactions with the corporation for a period of three years. The Texas statute includes an exception to this prohibition. If, for example, the board of directors approves the stock acquisition or the transaction prior to the time that the person becomes an “affiliated shareholder” (i.e. attaining 20% ownership), or if the transaction is approved by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the affiliated shareholder, then the prohibition on business combinations is not applicable.

Franchise Tax/Margin Tax	There is no franchise tax in Colorado.

A corporation will be subject to the Texas margin tax. The Texas margin tax imposed on each corporation is a tax based on gross receipts. The current rate of the Texas margin tax is 1% of the corporation’s taxable margin. We will be subject to this tax for all of our activities taking place in Texas, regardless of our jurisdiction of incorporation. Since our operating subsidiary is a Texas Corporation, we are presently subject to the Texas margin tax on Texas sourced income.

	BPZ as a Colorado corporation	BPZ as a Texas corporation
Dissenters’ Rights/Appraisal Rights

Under the CBCA, the shareholders are entitled to exercise dissenters’ rights only in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of a corporation’s assets. Dissenters’ rights in Colorado are available to both record holders and beneficial holders.

Except for the limited classes of mergers, share exchanges, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations have appraisal rights in the event of a merger, share exchange, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation if special authorization of the shareholders is required by Texas law. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the shares held by the shareholder are part of a class of shares which are (a) listed on a national securities exchange (such as the American Stock Exchange on which the Company is currently listed), (b) listed on The NASDAQ Stock Market (“NASDAQ”) or successor entity or (c) are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange; (ii) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any holder of shares of the same class or series; and (iii) the shareholder is not required by the terms of the plan of merger or exchange to accept any consideration other than (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are (A) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, (B) approved for quotation as a national market security on an interdealer quotation system by the NASD or successor entity, or (C) held of record by not less than 2,000 holders, (b) cash in lieu of fractional shares otherwise entitled to be received or (c) any combination of (a) and (b).

Accounting Treatment of the Reincorporation

The Reincorporation by conversion has no affect from an accounting perspective because there is no change in the entity as a result of the Reincorporation by conversion. Accordingly, the historical consolidated financial statements of the Company, which previously have been reported to the SEC on Forms 10-K, 10-KSB, 10-Q and 10-QSB, among others, as of and for all periods through the date of this proxy statement, remain the consolidated financial statements of BPZ Texas.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the Colorado Articles of Conversion with the Secretary of State of the State of Colorado and the filing of the Texas Certificate of Formation and the Texas Articles of Conversion with the Secretary of State of the State of Texas.

Circular 230 Tax Disclosures

Certain federal income tax consequences of the Reincorporation Proposal are discussed below in the section entitled “Certain Federal Income Tax Consequences of the Reincorporation.”  These discussions are based upon the Tax Code, applicable U.S. Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service, nor an opinion of counsel, regarding these tax issues.  Further, these discussions do not address all federal income tax consequences that may be relevant to a particular holder of shares of Common Stock or options to acquire Common Stock, or any foreign, state or local tax considerations.

The following disclosures are intended to comply with applicable U.S. Treasury Regulations. The discussions of certain federal income tax consequences referenced above and set forth below are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. These discussions of certain federal income tax consequences are written to support the promotion or marketing of the transactions described herein. Accordingly, holders of Common Stock and options to acquire Common Stock are strongly urged to seek advice based on each holder’s own particular circumstances from an independent tax advisor.

Certain Federal Income Tax Consequences of the Reincorporation

The following discussion addresses certain of the material federal income tax consequences of the Reincorporation that are applicable to holders of shares of Common Stock.

The Company believes the Reincorporation of the Company from Colorado to Texas will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code.  Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of Common Stock upon consummation of the Reincorporation, (ii) the aggregate tax basis of shares of common stock of BPZ Texas received in the Reincorporation will be the same as the aggregate tax basis of shares of Common Stock exchanged in the Reincorporation, (iii) the holding period of the shares of common stock of BPZ Texas received in the Reincorporation will include the period for which shares of the Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the Reincorporation.

Vote Required

The vote required to approve the proposal to reincorporate the Company in the State of Texas is the affirmative vote of the holders of two-thirds of the votes entitled to be cast at the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE REINCORPORATION OF THE COMPANY IN THE STATE OF TEXAS.

PROPOSAL FOUR
NAME CHANGE OF THE COMPANY TO BPZ RESOURCES, INC.

The Board of Directors unanimously proposes that the shareholders approve an amendment to the Company’s charter to change the corporate name to “BPZ Resources, Inc.”

If Proposal Three, the Reincorporation Proposal, is approved by the shareholder, the Board of Directors believes that the proposed change in the corporate name is in the best interest of the Company in order to avoid confusion with the Company’s existing Texas operating subsidiary already named BPZ Energy, Inc.

                If this Proposal Four is approved by the shareholders and Proposal Three is approved by the shareholders, then the change in the corporate name will be accomplished by conversion of the Company into a Texas corporation pursuant to a Texas Certificate of Formation.

If this Proposal Four is approved by the shareholders, but Proposal Three is not approved by the shareholders, then the change in the proposed amendment to the Company’s charter will be filed as a single amendment to the charter.

Vote Required

The vote required to approve the proposal to change the corporate name of the Company to “BPZ Resources, Inc.” is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO BPZ RESOURCES, INC.

PROPOSAL FIVE

ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS

The Board of Directors has unanimously approved and recommends that the shareholders approve the Classified Board Proposal, pursuant to which each member of the Board of Directors will be assigned to one of three classes with staggered terms of office. The Classified Board Proposal, if approved, will be effected pursuant to an amendment to the Colorado Articles of Incorporation or, if the Reincorporation Proposal is also approved, as a result of the reincorporation merger (see “Proposal Three — Reincorporation of the Company to the State of Texas”).

Description of Proposal

Under the CBCA and the Colorado Bylaws, the Board of Directors is to have between two and seven members, each of whom holds office for a one-year term or until their earlier registration removal. If the Classified Board Proposal is approved, the Board of Directors will be divided into three classes with the initial term of office of the first, second and third class to expire at the 2008, 2009 and 2010 annual meeting of shareholders, respectively. At each annual meeting of shareholders after their initial election, directors elected to succeed those directors whose terms have expired will be elected for a three-year tem of office that will expire at the third succeeding annual meeting of shareholders. If the Classified Board Proposal is approved, it is currently intended that our directors would be assigned to classes as follows: Gordon Gray and E. Barger Miller, III will be Class I directors, with a term expiring at the 2008 annual shareholders’ meeting, Dr. Fernando Zúñiga y Rivero and Dennis G. Strauch will be Class II directors, with terms expiring at the 2009 annual shareholders’ meeting, and Manuel Pablo Zúñiga-Pflücker and John Jay Lendrum, III will be Class III directors, with terms expiring at the 2010 annual shareholders’ meeting.

The terms of the proposed classified board are set forth in Article VIII of the Texas Certificate of Formation and Article III of the Texas Bylaws, copies of which are attached as Appendix  B and C, respectively, to this proxy statement.  If the Classified Board Proposal is approved but the Reincorporation Proposal is not approved, the Colorado Bylaws will be amended to reflect substantially the provisions set forth in Article III of the Texas Bylaws.

The proposed classified board is designed to assure continuity and stability in the Board of Directors by ensuring that at any given time, a majority of the directors will have prior experience with the Company, enhancing their leadership role in supporting the Company. Furthermore, the Board of Directors believes that adoption of a classified board will allow for better protection of the interests of the Company’s shareholders in the event of an unsolicited takeover bid. The proposal is not made in response to any attempt to acquire control of the Company of which the Company is aware. Rather, the Board of Directors wishes as a general matter to protect shareholder investments in the Company by ensuring that unsolicited bidders will not be in a position to place undue pressure on the Board or shareholders and to ensure that Board of Directors will have a strong position from which to negotiate with any potential acquirer.

Advantages of a Classified Board

The Board of Directors believes that the proposed classified board will help to assure the continuity and stability of the Company’s long-term policies, as a majority of the directors at any given time will have prior experience as directors of the Company. The Board of Directors believes that this added continuity will permit more effective long-term strategic planning. In addition, the Board of Directors believes that a classified board will assist it in protecting the interests of the Company’s shareholders in the event of an unsolicited offer to acquire the Company. Because a potential acquirer would ordinarily be able to replace a maximum of one-third of the directors at any one annual meeting, it may be required to nominate new candidates for election as director at two annual meetings in order to take control of the Board of Directors. A potential acquirer would have a significant incentive to negotiate the terms of a transaction with our Board of Directors rather than pursue such a strategy. Accordingly, the Board of Directors believes that the adoption of a classified board would enhance its ability to obtain favorable terms for shareholders in any such transaction. Similarly, the Board of Directors believes that the classified board would better enable it to resist any proposed transaction that it determines is not in the best interests of the Company and its shareholders.

Disadvantages of a Classified Board

For the reasons discussed in the preceding paragraph, the proposed classified board is expected to make it more difficult for a potential acquirer to obtain control of the Company without the approval of our Board of Directors. While this may have the beneficial effects discussed above, it may also discourage some takeover bids, including some that shareholders believe it would be in their best interests to accept. The classified board would also make it more difficult for shareholders to change the composition of the Board of Directors when they believe such a change would be desirable. For instance, if a holder owned more than 50% of the Common Stock of the Company it would require at least two annual meetings for the Shareholders nominating a competing slate of directors to acquire of the Board of Directors.

Vote Required

The vote required to approve the proposal to establish a classified board of directors is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS.

PROPOSAL SIX

AMENDMENT AND RESTATEMENT OF THE BPZ ENERGY, INC. 2005 LONG-TERM INCENTIVE COMPENSATION PLAN TO INCREASE THE AMOUNT OF SECURITIES AVAILABLE FOR INCENTIVE AWARDS AND PROVIDE FOR A SEPARATE DIRECTORS’ COMPENSATION INCENTIVE PLAN

2007 Long-Term Incentive Compensation Plan (Amendment and Restatement of 2005 LTIP)

The Board of Directors of the Company has approved and is recommending to shareholders of the Company an amendment and restatement of the 2005 LTIP, in part to provide for the proposed BPZ Energy, Inc. 2007 Long-Term Incentive Compensation Plan (the “2007 LTIP”) that permits the Board of Directors to award eligible employees and consultants with incentive-based and non-incentive-based compensation.

Purpose

The purpose of the 2007 LTIP is primarily to encourage officers, employees and consultants of the Company to acquire Common Stock and other equity-based interests in the Company so that their interests are aligned with those of other shareholders.  We believe that the 2007 LTIP will stimulate officers’, employees’ and consultants’ efforts on the Company’s behalf, as well as maintaining and strengthening their desire to remain with the Company.  Additionally, the 2007 LTIP will encourage the officers, employees and consultants of the Company to have a greater personal interest in the business of the Company.  We believe that providing the employees and consultants with a direct financial stake in the Company is in the best interests of the Company and its shareholders.

If approved by the shareholders, the 2007 LTIP will supersede and replace the BPZ Energy, Inc. 2005 LTIP, and provisions of the 2005 LTIP applicable to directors of the Company will be set forth in a separate 2007 Directors’ Compensation Incentive Plan as described below, but will not impair the vesting or exercise of any incentive granted under the 2005 LTIP prior to the date that the 2007 LTIP becomes effective.

Administration

The Compensation Committee will administer and manage the 2007 LTIP. Incentives under the 2007 LTIP may be granted to eligible employees or consultants in any one or a combination of incentive options, non-statutory stock options, stock appreciation rights, restricted stock grants, stock grants and performance shares.  The Compensation Committee will select the Company employees and other participants who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2007 LTIP, establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the 2007 LTIP and establish, amend and rescind any rules relating to the 2007 LTIP. The Compensation Committee may delegate to a committee of one or more directors or to Company officers the ability to grant awards and take certain other actions with respect to participants who are not executive officers.

Key Terms

The following is a summary of the key provisions of the 2007 LTIP:

Plan Term:

The 2007 LTIP will terminate on the earlier of (1) ten years from the date that the 2007 LTIP becomes effective, or (2) at such time as no shares of Common Stock remain available for issuance through the plan.

Eligible Participants:

The Company’s officers, employees and consultants and the employees of certain of its affiliates. The Company currently has four officers and 34 employees who are eligible to participate under the 2007 LTIP.

Shares Authorized Under the 2007 LTIP:		4.0 million shares of Common Stock, subject to adjustment to reflect stock splits and similar events.

Award Types:	•	incentive stock options under Section 422 of the Tax Code;
	•	non-statutory stock options not covered under Section 422 of the Tax Code;

	•	stock appreciation rights, granting the recipient the right to receive an excess in the fair market value (as defined in the 2007 LTIP) of shares of stock over a specified reference price;
	•	restricted stock, which will be subject to a risk of forfeiture and nontransferable until it vests over time;
	•	qualified performance-based incentives to employees who qualify as covered employees within the meaning of Section 162(m) of the Tax Code, as amended;
	•	unrestricted stock, which will be immediately transferable; and
	•	other stock-based incentive awards.

Vesting:		To be determined by the Compensation Committee. Awards will generally vest in four years unless otherwise determined in the Compensation Committee’s discretion.

Vesting and Exercise of Stock Options

The exercise price of stock options or stock appreciation rights granted under the 2007 LTIP may not be less than the fair market value of the common stock on the date of grant. The term of these awards may not be longer than ten years. The Compensation Committee will determine at the date of grant when each such award becomes vested and/or exercisable.

Vesting of Restricted Stock Awards and Options

The Compensation Committee may make the grant, issuance, retention and/or vesting of restricted stock awards and options contingent upon continued employment (or engagement) with Company, the passage of time, or such performance criteria and the level of achievement compared to such criteria as it deems appropriate.

Eligibility Under Section 162(m)

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Tax Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria may include the following criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a preestablished target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

•                                                          pre-tax or after-tax net earnings,

•                    sales growth,

•                    operating earnings,

•                    operating cash flow

•                    return on net assets,

•                    return on shareholders’ equity,

•                    return on assets,

•                    return on capital,

•                    stock price grown,

•                    gross or net profit margin,

•                    earnings per share,

•                    price per share of stock,

•                    market share, and

•                    such other performance measures as the Compensation Committee may determine.

To the extent that an award under the 2007 LTIP is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Board.

Notwithstanding satisfaction of any completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of common stock, stock options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be reduced by the Compensation Committee on the basis of such further considerations as the Compensation Committee in its sole discretion determines.

Transferability

Awards granted under the 2007 LTIP are not transferable except by will, by the laws of descent and distribution, or, if permitted by the document granting the award, to certain family members, foundations, or entities controlled by either the grantee or certain family members.

Amendments

The Board of Directors may discontinue the 2007 LTIP at any time and may amend the plan at any time, as permitted by applicable statutes. However, the Board may not revoke or alter, in a manner unfavorable to the grantees of any incentives, the terms of any award under the 2007 LTIP then outstanding. The Board of Directors is further restricted from amending the 2007 LTIP without shareholder approval if the absence of such approval would cause the 2007 LTIP to fail to comply with the Securities Exchange Act of 1934, as amended, or any other applicable law or regulation.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, reorganization, or exchange of Company’s common stock, or any similar event affecting Company’s common stock, the Compensation Committee shall adjust the number and kind of shares available for grant under the 2007 LTIP, and subject to the various limitations set forth in the 2007 LTIP, the number and kind of shares subject to outstanding awards under the 2007 LTIP, and the exercise or settlement price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of Company on awards granted under the 2007 LTIP shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the 2007 LTIP. Such agreement may provide for, among other things, assumption of outstanding awards, accelerated vesting or accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

U.S. Tax Consequences

Stock option grants under the 2007 LTIP may be intended to qualify as incentive stock options under Section 422 of the Tax Code or may be non-qualified stock options governed by Tax Code Section 83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have ordinary taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. Company will be entitled to a corresponding deduction on its income tax return. A subsequent sale will result in capital gain equal to sale price less market price at exercise date.  A participant will have no taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that alternative minimum tax may apply), and Company will receive no deduction when an incentive stock option is exercised. Disposition of appreciated shares acquired through the exercise of an incentive stock option will result in long term capital gain if the stock is held one year after exercise and at least two years after date of grant; if the holding period is not met, then ordinary income will result, with the Company receiving a deduction.

Restricted stock awards are governed by Section 83 of the Tax Code. Generally, no taxes are due when a restricted stock award is initially made, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid on the value of the stock at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold. A participant may elect under Section 83(b) of the Tax Code to report income resulting from the restricted stock awards in the year received.  If elected, all subsequent appreciation of the restricted stock awards will be taxed at capital gain rates.

As described above, awards granted under the 2007 LTIP may qualify as “performance-based compensation” under Section 162(m) in order to preserve federal income tax deductions by Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of Company’s five most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2007 LTIP by a committee consisting solely of two or more “outside directors” (as defined under regulations) and satisfy the 2007 LTIP’s limit on the total number of shares that may be awarded to any one participant during any calendar year (value not greater than $100,000). In addition, for awards other than options to qualify as “performance-based compensation,” the issuance or vesting of the award, as the case may be, must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more “outside directors.”

Copy of Plan Attached

A complete copy of the BPZ Energy, Inc. 2007 Long-Term Incentive Compensation Plan is attached hereto as Appendix D.

2007 Directors’ Compensation Incentive Plan (Amendment and Restatement of 2005 LTIP creating separate Directors’ Plan)

The Board of Directors of the Company has also approved and is recommending to shareholders of the Company’s Common Stock the proposed BPZ Energy, Inc. 2007 Directors’ Compensation Incentive Plan  (the “Directors’ Plan”) which shall be separate from the 2007 LTIP and that permits the Board of Directors to award eligible directors with equity-based compensation.

Purpose

The purpose of the Directors’ Plan is primarily to encourage non-employee directors of the Company to acquire Common Stock and other equity-based interests in the Company so that their interests are aligned with those of other shareholders.  We believe that the Directors’ Plan will stimulate directors’ efforts on the Company’s behalf, as well as maintaining and strengthening their desire to remain with the Company.  Additionally, the Directors’ Plan will encourage the directors of the Company to have a greater personal interest in the business of the Company.  We believe that providing the non-employee directors with a direct financial stake in the Company is in the best interests of the Company and its shareholders.

If approved by the shareholders, the Directors’ Plan will supersede and replace the portions of the 2005 LTIP applicable to non-employee directors, but will not impair the vesting or exercise of any incentive granted to a director under the 2005 LTIP prior to the date that the Directors’ Plan becomes effective.

Administration

The Compensation Committee will administer and manage the Directors’ Plan. Incentives under the Directors’ Plan may be granted to eligible directors in any one or a combination of non-statutory stock options, stock appreciation rights, restricted stock grants, and unrestricted stock grants.  The Compensation Committee will select the Company directors who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the Directors’ Plan, establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the Directors’ Plan and establish, amend and rescind any rules relating to the Directors’ Plan. The Compensation Committee may delegate to a committee of one or more directors or to Company officers the ability to take certain other actions with respect to participants to the extent permitted by law.

Key Terms

The following is a summary of the key provisions of the Directors’ Plan:

Plan Term:

The Directors’ Plan will terminate on the earlier of (1) ten years from the date that the Plan becomes effective, or (2) at such time as no shares of Common Stock remain available for issuance through the plan.

Eligible Participants:		The Company’s non-employee directors. The Company currently has four non-employee directors who are eligible to participate under the Directors’ Plan.

Shares Authorized Under the Directors’ Plan:		2.5 million shares of Common Stock, subject to adjustment to reflect stock splits and similar events.

Award Types:	•	non-statutory stock options not covered under Section 422 of the Tax Code;

	•	stock appreciation rights, granting the recipient the right to receive an excess in the fair market value (as defined in the Directors’ Plan) of shares of stock over a specified reference price;
	•	restricted stock, which will be subject to a risk of forfeiture and nontransferable until it vests over time;
	•	unrestricted stock, which will be immediately transferable; and
	•	other stock-based incentive awards.

Vesting:		To be determined by the Compensation Committee. Awards will generally vest in four years unless otherwise determined in the Compensation Committee’s discretion.

Vesting and Exercise of Stock Options; Vesting of Restricted Stock Awards

The exercise price of stock options or stock appreciation rights granted under the Directors’ Plan may not be less than the fair market value of the common stock on the date of grant. The term of these awards may not be longer than ten years. The Compensation Committee will determine at the date of grant when each award of restricted stock or options becomes vested and/or exercisable.  The Compensation Committee may make the grant, issuance, retention and/or vesting of restricted stock awards and options contingent upon continued service as a director with Company or the passage of time.

Transferability

Awards granted under the Directors’ Plan are not transferable except by will, by the laws of descent and distribution, or, if permitted by the document granting the award, to certain family members, foundations, or entities controlled by either the grantee or certain family members.

Amendments

The Board of Directors may discontinue the Directors’ Plan at any time and may amend the plan at any time, as permitted by applicable statutes. However, the Board may not revoke or alter, in a manner unfavorable to the grantees of any incentives, the terms of any award under the Directors’ Plan then outstanding. The Board of Directors is further restricted from amending the Directors’ Plan without shareholder approval if the absence of such approval would cause the Directors’ Plan to fail to comply with the Securities Exchange Act of 1934, as amended, or any other applicable law or regulation.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, reorganization, or exchange of Company’s common stock, or any similar event affecting Company’s common stock, the Compensation Committee shall adjust the number and kind of shares available for grant under the Directors’ Plan, and subject to the various limitations set forth in the Directors’ Plan, the number and kind of shares subject to outstanding awards under the Directors’ Plan, and the exercise or settlement price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of Company on awards granted under the Directors’ Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the Directors’ Plan. Such agreement may provide for, among other things, assumption of outstanding awards, accelerated vesting or accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

U.S. Tax Consequences

For a discussion of the U.S. tax consequences with respect to the non-statutory stock options, stock appreciation rights, restricted stock, and unrestricted stock available as awards under the plan, see “—U.S. Tax Consequences” above.

Copy of Plan Attached

A complete copy of the BPZ Energy, Inc. 2007 Directors’ Compensation Incentive Plan is attached hereto as Appendix E.

Vote Required

The vote required to approve the proposed amendment and restatement of the 2005 LTIP to provide for a separate 2007 LTIP with 4,000,000 shares available for incentive awards and a separate Directors’ Plan, with 2,500,000 shares available for possible incentive awards, described above, is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.  Each holder of Common Stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 2005 LTIP TO PROVIDE FOR A SEPARATE 2007 LTIP WITH 4,000,000 SHARES AVAILABLE FOR POSSIBLE INCENTIVE AWARDS AND A SEPARATE 2007 DIRECTORS’ PLAN, WITH 2,500,000 SHARES AVAILABLE FOR POSSIBLE INCENTIVE AWARDS.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS

If you want the Company to consider including a proposal in next year’s proxy statement, you must submit the proposal in writing to BPZ Energy, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, Attention: Corporate Secretary, no later than 5:00 pm on March 18, 2008.

OTHER MATTERS

Neither we nor any of the persons named as proxies know of any matters other than those described above to be voted on at the Annual Meeting.  However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment on these matters, subject to the discretion of the Board of Directors.

A copy of our Annual Report to Shareholders for the year ended December 31, 2006, accompanies this proxy statement, but it is not to be deemed a part of the proxy soliciting material.

Shareholders may obtain additional copies of our current Annual Report on Form 10-K without charge by writing to BPZ Energy, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, Attention: Corporate Secretary. Our Annual Report on Form 10-K and other filings with the SEC may also be accessed through our website at www.bpzenergy.com or the SEC’s website at www.sec.gov.

By order of the Board of Directors,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

Appendix A

Conversion Agreement

PLAN OF CONVERSION

FOR

BPZ ENERGY, INC.

THIS PLAN OF CONVERSION (the “Plan”) is entered into effective                     , 2007 by BPZ Energy, Inc., a Colorado corporation (the “CO Corporation”), which is converting to a corporation under the laws of the state of Texas.

1.                                       The name of the converting entity is “BPZ Energy, Inc.”, a Colorado corporation.  The name of the converted entity is “BPZ Resources, Inc.”, a Texas corporation.  The CO Corporation hereby adopts this Plan in order to convert to BPZ Resources, Inc., a Texas corporation (the “TX Corporation”).

2.                                       By the conversion, the CO Corporation will be continuing its existence in the form of a Texas Corporation.

3.                                       Shares of the CO Corporation will be converted into shares of the TX Corporation as follows:

(a)                                  Each share in the CO Corporation will be exchanged for one share in the TX Corporation.

(b)                                 There will be no change in ownership or control as a result of the conversion.

(c)                                  Shares held in the CO Corporation will maintain all rights, preferences and privileges as a result of the conversion.

4.                                       The Certificate of Formation of the TX Corporation is attached as Exhibit “A” to this Plan.

5.                                       The address of the TX Corporation will not change from the current address of the CO Corporation, such address being 580 Westlake Park Boulevard, Suites 525, Houston, Texas 77079.

6.                                       The conversion will become effective upon the last to occur of (a) compliance by the TX Corporation with all the jurisdictional requirements for organizing and registering a Texas corporation and (b) the filing of the Certificate of Conversion with the Texas Secretary of State.

IN WITNESS WHEREOF, this Plan of Conversion has been duly executed by the CO Corporation as of the date first written above.

BPZ Energy, Inc., a Colorado Corporation

By:
Name:
Title:

EXHIBIT A

CERTIFICATE OF FORMATION

[INTENTIONALLY OMITTED]

Appendix B

Texas Certificate of Formation

CERTIFICATE OF FORMATION

OF

BPZ RESOURCES, INC.

The undersigned natural person of the age of at least eighteen years acting as incorporator of a corporation under the Texas Business Organizations Code (“TBOC”) does hereby adopt the following Certificate of Formation for such corporation.  This document becomes effective when the document is filed by the Secretary of State of the State of Texas.

ARTICLE I

NAME

The name of the entity is BPZ RESOURCES, INC. (the “Corporation”).

ARTICLE II

TYPE OF ENTITY

The type of filing entity being formed is a Texas for-profit corporation.

ARTICLE III

DURATION

The period of its duration is perpetual.

ARTICLE IV

PURPOSE

The entity is being formed to:

(a)                                  transact any and all lawful business or businesses;

(b)                                 undertake any lawful purpose or purposes; and

(c)                                  have and exercise all the powers conferred by the TBOC;

as the same may be undertaken by an entity organized under the TBOC, as the same may be amended from time to time and of the type set out in Article II of this Certification of Formation.

ARTICLE V

INITIAL REGISTERED OFFICE AND AGENT

The street address of the entity’s initial registered office is 580 Westlake Park Blvd., Suite 525 Houston, TX 77079, and the name of its initial registered agent at such address is Manuel Pablo Zúñiga-Pflücker.

ARTICLE VI

ORGANIZER

The name and address of the organizer is:

Manuel Pablo Zúñiga-Pflücker	Two Westlake
580 Westlake Park Blvd., Suite 525
Houston, TX 77079

ARTICLE VII

AUTHORIZED SHARES

The aggregate number of shares which the Corporation shall have authority to issue is two hundred seventy-five million (275,000,000) shares, of which two hundred fifty million (250,000,000) shares shall be designated as common stock, no par value, and twenty-five million (25,000,000) shares shall be designated as preferred stock, no par value.

The following is a statement fixing certain of the designations and rights, voting rights, preferences, and relative, participating, optional or other rights of the preferred stock and the common stock of the Corporation, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the board of directors of the Corporation to fix and such provisions not fixed by this Certificate of Formation.

(a)                                  Preferred Stock

The board of directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issuance of authorized but unissued shares of preferred stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the board of directors in such resolution or resolutions.  The rights, voting rights, designations, preferences, and relative, participating, optional or other rights, if any, of each series of preferred stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the board of directors.  The board shall have the power and authority, to the fullest extent permissible under the TBOC, as currently in effect or as amended, to determine and establish by a Preferred Stock Series Resolution, the Series Terms of a particular series, including, without limitation, determination of the following:

(1)                                  The number of shares constituting that series and the distinctive designation of that series, or any increase or decrease (but not below the number of shares thereof then outstanding) in such number;

(2)                                  The dividend rate on the shares of that series; whether such dividends, if any, shall be cumulative, noncumulative, or partially cumulative and, if cumulative or partially cumulative, the date or dates from which dividends payable on such shares shall accumulate; and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3)                                  Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4)                                  Whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the board of directors shall determine;

(5)                                  Whether the shares of that series shall be redeemable at the option of either the Corporation or the holder, and, if so, the terms and conditions of such redemption, including relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6)                                  Whether the Corporation shall have any repurchase obligation with respect to the shares of that series and, if so, the terms and conditions of such obligation, subject, however, to the limitations of the TBOC;

(7)                                  Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(8)                                  The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(9)                                  The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional preferred stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

(10)                            The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the preferred stock or to any series thereof with respect to dividends or distribution of assets upon liquidation;

(11)                            The relative priority of each series of preferred stock in relation to other series of preferred stock with respect to dividends or distribution of assets upon liquidation; and

(12)                            Any other designations, powers, preferences and rights, including, without limitation, any qualifications, limitations or restrictions thereof.

Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside the Certificate of Formation and the Preferred Stock Series Resolution, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in the Certificate of Formation or in the Preferred Stock Series Resolution.

Subject to the provisions of this Article VII, shares of one or more series of preferred stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the board of directors, in an aggregate amount not exceeding the total number of shares of preferred stock authorized by the Certificate of Formation.  All shares of any one series of preferred stock so designated by the board of directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

(b)                                 Common Stock

(1)                                  Dividends.  Subject to the provisions of any Preferred Stock Series Resolution, the board of directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the board of directors, declare and pay dividends on the common stock of the Corporation.

No dividend (other than a dividend in capital stock ranking on a parity with the common stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the common stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of common stock then outstanding.

(2)                                  Liquidation.  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (each, a “Liquidation Event”), after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the common stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

(3)                                  Voting Rights.  Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the common shares of the Corporation shall be entitled at all meetings of shareholders to one vote for each share of such stock held by them.

(c)                                  Prior, Parity or Junior Rank

Whenever reference is made in this Article VII to shares “ranking prior to” another class of stock or “on a parity with” another class of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions upon a Liquidation Event, as the case may be, are given preference over, or rank on an equality with, as the case may be, the rights of the holders of such other class of stock.  Whenever reference is made to shares “ranking junior to” another class of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions upon a Liquidation Event, as the case may be, are junior and subordinate to the rights of the holders of such class of stock.

Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of preferred stock ranks on a parity with each other with respect to the payment of dividends and distributions upon a Liquidation Event, and each ranks prior to the common stock with respect to the payment of dividends and distributions upon a Liquidation Event. Common stock ranks junior to the preferred stock with respect to the payment of dividends and distributions upon a Liquidation Event.

(d)                                 Liquidation

For the purposes of Section (b)(2) of this Article VII and for the purpose of the comparable sections of any Preferred Stock Series Resolution, the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease, or conveyance of all or substantially all the assets, property or business of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

(e)                                  Reservation and Retirement of Shares

The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of common stock or out of shares of common stock held in its treasury, the full number of shares of common stock into which all shares of any series of preferred stock having conversion privileges from time to time outstanding are convertible.

Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of preferred stock, all shares of preferred stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

ARTICLE VIII

INITIAL DIRECTORS

The number of persons constituting the initial board of directors is six (6) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until (their) successor(s) are elected and qualified are:

Dr. Fernando Zúñiga y Rivero	Two Westlake
580 Westlake Park Blvd., Suite 525
Houston, TX 77079

Manuel Pablo Zúñiga-Pflücker	Two Westlake
580 Westlake Park Blvd., Suite 525
Houston, TX 77079

Gordon Gray	Two Westlake
580 Westlake Park Blvd., Suite 525
Houston, TX 77079

John J. Lendrum III	Two Westlake
580 Westlake Park Blvd., Suite 525
Houston, TX 77079

E. Barger Miller III	Two Westlake
580 Westlake Park Blvd., Suite 525
Houston, TX 77079

Dennis G. Strauch	Two Westlake
580 Westlake Park Blvd., Suite 525
Houston, TX 77079

By lot, the initial directors named above shall designate two directors to serve one (1) year terms, two directors to serve two (2) year terms, and two directors to serve three (3) year terms. Thereafter, the term of each director shall be one (1) year, resulting in a staggered board of directors. The terms expiring in any given year shall expire at the end of the regular meeting of the directors. Elections for successor directors shall be held at such meeting, and all directors present shall be entitled to vote during the election for successor directors. At the first annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting.

ARTICLE IX

NO PREEMPTIVE RIGHTS

No holder of any shares of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any shares of the Corporation authorized by this Certificate of Formation or of any additional stock of any class to be issued by reason of any increase of the authorized shares of the Corporation or of any bonds, certificates of indebtedness, debentures, warrants, options or other securities convertible into any class of shares of the Corporation, but any shares authorized by this Certificate of Formation or any such additional authorized issue of any shares or securities convertible into any shares may be issued and disposed of by the board of directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the board of directors may in its discretion determine without offering any thereof on the same terms or on any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any of the provisions of this Certificate of Formation.

ARTICLE X

BYLAWS

The board of directors is expressly authorized to adopt, amend and repeal the bylaws.  The Corporation’s shareholders are hereby expressly prohibited from amending or repealing the bylaws.

ARTICLE XI

MEETINGS OF SHAREHOLDERS

An annual meeting of the shareholders shall be held at such times as may be stated or fixed in accordance with the bylaws.  Special meetings may only be called by (i) the chairman of the board (if any), the president, the board of directors, or such other person or persons as may be authorized in this Certificate of Formation or the bylaws, or (ii) by the holders of not less than thirty (30%) percent of all the shares entitled to vote at the proposed special meeting.  No action of the shareholders may be taken by written consent or consents of the shareholders.

ARTICLE XII

LIMITATION OF DIRECTOR’S LIABILITY

To the fullest extent permitted by applicable law, a governing person of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in such governing person’s capacity as a director.  This Article XII does not eliminate or limit the liability of a governing person to the extent such governing person is found liable under applicable law for (i) a breach of such governing person’s duty of loyalty to the Corporation or its shareholders; (ii) an act or omission not in good faith that (A) constitutes a breach of the duty of loyalty of the governing person to the organization, or (B) involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which the governing person received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a person is expressly provided for by statute.  If the Texas Business Organizations Code or any other statute is amended subsequently to the effective date of this Certificate of Formation to authorize corporate action further eliminating or limiting the personal liability of governing person, then the liability of a governing person of the Corporation shall be eliminated or limited to the full extent permitted by such statute, as so amended.

Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a governing person of the Corporation existing at the time of such repeal or modification.

ARTICLE XIII

INDEMNIFICATION

(a)                                  The Corporation shall indemnify and hold harmless the Directors (each, and “Indemnified Person”) to the fullest extent permitted by law from and against any and all losses, claims, demands, costs, damages, liabilities, joint or several, expenses of any nature (including reasonable attorneys’ fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, the Indemnified Person may be involved or threatened to be involved, as a party or otherwise, arising out of or incidental to the business or activities of or relating to the Corporation regardless of whether the Indemnified Person continues to be a director at the time any such liability or expense is paid or incurred.  The indemnification provided in this Article XIII may not be made to or on behalf of any director if a final adjudication establishes that the Indemnified Person’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law.

(b)                                 Expenses (including reasonable attorneys’ fees and disbursements) incurred by an Indemnified Person in defending any claim, demand, action, suit, or proceeding subject to this Article XIII shall, from time to time, upon request by this Indemnified Person, be advanced by the Corporation prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Corporation if (i) a written affirmation by such Indemnified Person of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification under this Article XIII, and (ii) a written undertaking, by or on behalf of such Indemnified Person, to repay such amount if it shall ultimately be determined, by a court of competent jurisdiction that such indemnified person is not entitled to be indemnified as authorized by this Article XIII or otherwise.

(c)                                  Any indemnification hereunder shall be satisfied only out of the assets of the Corporation, and the shareholders shall not be subject to personal liability by reason of these indemnification provisions.

(d)                                 An Indemnified Person shall not be denied indemnification in whole or in part under this Article XIII or otherwise by reason of the fact that the Indemnified Person had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted or not expressly prohibited by the terms of this Certificate of Formation.

(e)                                  The provisions of this Article XIII are for the benefit of the Indemnified Persons, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other person(s) or entity(ies).

ARTICLE XIV

NO CUMULATIVE VOTING

Cumulative voting is expressly prohibited. At each election of directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him with respect to each of the persons nominated for election as a director and for whose election he has a right to vote; no shareholder shall be entitled to cumulate his votes by giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or by distributing such votes on the same principle among any number of candidates.

ARTICLE XV

CREATION PURSUANT TO CONVERSION

The Corporation was incorporated pursuant to a plan of conversion whereby BPZ Energy, Inc., a Colorado corporation (the “converting entity”), was converting into BPZ Resources, Inc., a Texas corporation (the “converted entity”).  The converting entity was incorporated in Colorado on June 17, 1993.  The address of the converting entity is 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, which remained the address of the converted entity.

[Signature Page to Follow]

Dated as of the     day of                2007.

BPZ RESOURCES, INC.

By:
Manuel Pablo Zúñiga-Pflücker,
Chief Executive Officer and President

Appendix C

Texas Bylaws

BYLAWS

OF

BPZ RESOURCES, INC.

Adopted

by the

Board of Directors

on

April    , 2007

BYLAWS

OF

BPZ RESOURCES, INC.

ARTICLE I

GENERAL

1.1                                 General Offices. Unless otherwise determined by resolution of the board of directors, the principal office of the Corporation shall be located in the City of Houston, County of Harris, State of Texas. The Corporation may have such other offices, either within or without the State of Texas, as the board of directors may determine or as the affairs of the Corporation may require from time to time.

1.2                                 Registered Office. The Corporation shall have and continuously maintain in the State of Texas a registered office which may be, but need not be, the same as the principal office in the State of Texas. The address of the registered office may be changed from time to time by the board of directors. The present registered office of the Corporation is 580 Westlake Park Blvd., Suite 525 Houston, TX 77079.

1.3                                 Registered Agent. The Corporation shall have and continuously maintain in the State of Texas a registered agent, which agent may be either an individual resident of the State of Texas whose business office is identical with the Corporation’s registered office, or a domestic corporation, or a foreign corporation authorized to transact business in the State of Texas which has a business office identical with the Corporation’s registered office. The registered agent may be changed from time to time by the board of directors. The present registered agent of the Corporation is Manuel Pablo Zúñiga-Pflücker.

ARTICLE II

SHAREHOLDER

2.1                                 Annual Shareholders’ Meetings. An annual meeting of the shareholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the board of directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the date of incorporation or the last annual meeting of shareholders, whichever most recently occurred.

2.2                                 Special Meetings. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose or purposes. Special meetings may be called by the chairman of the board (if any), the president, the board of directors, such other person or persons as may be authorized in the Certificate of Formation or these Bylaws, or, unless otherwise provided by the Certificate of Formation, by the holders of at least thirty (30%) percent of all the shares entitled to vote at the proposed special meeting. The record date for determining shareholders entitled to call a special meeting is the date the first shareholder signs the notice of that meeting. Only business within the purpose or purposes described in the notice required by Section 2.4 may be conducted at a special meeting of the shareholders.

2.3                                 Place of Meeting. The board of directors or the president may designate any place, either within or without the State of Texas, unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting of the shareholders. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Texas, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the registered office of the Corporation in the State of Texas.

2.4                                 Notice of Meeting.

(a)                                  Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or person calling the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

(b)                                 Any notice required to be given to any shareholder of the Corporation by law or by the Certificate of Formation or these Bylaws need not be given if (i) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (ii) all (but in no event less than two (2)) payments (if sent by first class mail) of distributions or interest on securities during a twelve (12) month period have been mailed to the shareholder, addressed at his address as shown on the share transfer records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given and, if the action taken by the Corporation is reflected in any certificate or document filed with the Secretary of State, that certificate or that document may state that notice was duly given to all persons to whom notice was required to be given. If the shareholder delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to the shareholder shall be reinstated.

2.5                                 Registered Holders of Shares, Closing of Share Transfer Records and Record Date.

(a)                                  Unless otherwise provided by law and subject to the provisions of Chapter 8, “Investment Securities”, of the Texas Business & Commerce Code, the Corporation may regard the person in whose name any shares issued by the Corporation are registered in the share transfer records of the Corporation at any particular time (including, without limitation, as of a record date fixed pursuant to these Bylaws) as the owner of those shares at that time for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive rights with respect to those shares, entering into agreements with respect to those shares as permitted by law, or giving proxies with respect to those shares, and neither the Corporation nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person does not possess a certificate for those shares.

(b)                                 For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend from the Corporation, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the board of directors of the Corporation may fix in advance a date as the record date for such determination of shareholders, such date in any case to be not more than sixty (60) days and, in the case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

2.6.                              Voting Lists.

(a)                                  The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

(b)                                 Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

2.7                                 Quorum of and Voting by Shareholders.

(a)                                  Unless the Certificate of Formation provides otherwise:

(1)                                  With respect to any matter, a quorum shall be present at a meeting of shareholders if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

(2)                                  Once a quorum is present at a meeting of shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting.

(3)                                  The shareholders represented in person or by proxy at a meeting of shareholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting.

(b)                                 Unless otherwise provided in the Certificate of Formation:

(1)                                  With respect to any matter, other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by law, the affirmative vote of a majority of the shares entitled to vote on that matter and held by shareholders represented in person or by proxy at a meeting of shareholders at which a quorum is present shall be the act of the shareholders.

(2)                                  With respect to the election of directors, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

2.8                                 Voting of Shares.

(a)                                  Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of a meeting of shareholders, except to the extent that the Certificate of Formation provides for more or less than one vote per share or limit or deny voting rights to the holders of the shares of any class or series, and except as otherwise provided by law.

(b)                                 Treasury shares, shares of this Corporation’s stock owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of this Corporation’s stock held by this Corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

(c)                                  Any shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Proxies for use at any meeting of shareholders or in connection with the taking of any action by written consent shall be filed with the secretary, or such other officer as the board of directors may from time to time determine by resolution, before or at the time of the meeting or execution of the written consent, as the case may be.  All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decided all such questions.  A telegram, telex, cablegram or similar transmission by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for purposes of this Section. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of:

(1)                                  A pledge;

(2)                                  A person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares;

(3)                                  A creditor of the Corporation who extended it credit under terms requiring the appointment;

(4)                                  An employee of the Corporation whose employment contract requires the appointment; or

(5)                                  A party to a voting agreement created under Section 6.252 of the Texas Business Organizations Code (“TBOC”).

An irrevocable proxy, if noted conspicuously on the certificate representing the shares that are subject to the irrevocable proxy or, in the case of uncertificated shares, if notation of the irrevocable proxy is contained in the notice sent pursuant to law with respect to the shares that are subject to the irrevocable proxy, shall be specifically enforceable against the holder of those shares or any successor or transferee of the holder. Unless noted conspicuously on the certificate representing the shares that are subject to the irrevocable proxy or, in the case of uncertificated shares, unless notation of the irrevocable proxy is contained in the notice sent pursuant to law with respect to the shares that are subject to the irrevocable proxy, an irrevocable proxy, even though otherwise enforceable, is ineffective against a transferee for value without actual knowledge of the existence of the irrevocable proxy at the time of the transfer or against any subsequent transferee (whether or not for value), but such an irrevocable proxy shall be specifically enforceable against any other person who is not a transferee for value from and after the time that the person acquires actual knowledge of the existence of the irrevocable proxy.

(d)                                 Any number of shareholders of the Corporation may enter into a written voting trust agreement for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent shares of the Corporation. The shares that are to be subject to the agreement shall be transferred to the trustee or trustees for purposes of the agreement, and a counterpart of the agreement shall be deposited with the Corporation at its principal place of business or registered office. The counterpart of the voting trust agreement so deposited with the Corporation shall be subject to the same right of examination by a shareholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

(e)                                  Any number of shareholders of the Corporation, or any number of shareholders of the Corporation and the Corporation itself, may enter into a written voting agreement for the purpose of providing that their shares of the Corporation shall be voted in the manner prescribed in the agreement. A counterpart of the agreement shall be deposited with the Corporation at its principal place of business or registered office and shall be subject to the same right of examination by a shareholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation. The agreement if noted conspicuously on the certificate represented by the shares that are subject to the agreement or, in the case of uncertificated shares, if notation of the agreement is contained in the notice sent pursuant to law with respect to the shares that are subject to the agreement, shall be specifically enforceable against the holder of those shares or any successor or transferee of the holder. Unless noted conspicuously on the certificate representing the shares that are subject to the agreement or, in the case of uncertificated shares, unless notation of the agreement is contained in the notice sent pursuant to law with respect to the shares that are subject to the agreement, the agreement, even though otherwise enforceable, is ineffective against a transferee for value without actual knowledge of the existence of the agreement at the time of the transfer or against any subsequent transferee (whether or not for value), but the agreement shall be specifically enforceable against any other person who is not a transferee for value from and after the time that the person acquires actual knowledge of the existence of the agreement. A voting agreement entered into pursuant to this Paragraph (e) is not subject to the provisions of Paragraph (d) of this Section 2.8.

(f)                                    At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote.

(g)                                 Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the Bylaws of such corporation may authorize or, in the absence of such authorization, as the board of directors of such corporation may determine; provided, however, that when any foreign corporation without a permit to do business in this State lawfully owns or may lawfully own or acquire stock in the Corporation, it shall not be unlawful for such foreign corporation to vote said stock and participate in the management and control of the business and affairs of the Corporation, as other shareholders, subject to all laws, rules and regulations governing Texas corporations and especially subject to the provisions of the antitrust laws of the State of Texas.

(h)                                 Shares held by an administrator, executor, guardian, or conservator may be voted by him or her so long as such shares forming a part of an estate are in the possession and forming a part of the estate being served by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by that trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name as trustee.

(i)                                     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

(j)                                     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter, the pledgee shall be entitled to vote the shares so transferred.

2.9                                 Notice of Shareholder Business and Nominations.

(a)                                  Annual Meetings of Shareholders.

(1)                                  Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Corporation’s notice of meeting under Section 2.4(a), (b) by or at the direction of the board of directors, or (c) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Section.

(2)                                  For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to this Bylaw, the shareholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action.  To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.  In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.  Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation l4A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-1l thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class or series and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

(3)                                  Notwithstanding anything in the second sentence of paragraph (a) (2) of Section 2.9 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement of the increased board is first made by the Corporation.

(b)                                 Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the board of directors, or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the board of directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice required by paragraph (a)(2) of this Section shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder’s notice as described above.

(c)                                  General.

(1)                                  Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Certification of Formation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective proposal or nomination shall be disregarded.

(2)                                  For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)                                  Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule l4a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

2.10                           Method of Voting. All voting on any question or in any election, except as required by the Certificate of Formation or where otherwise required by law, may be by voice or show of hands unless the presiding officer shall order, or any shareholder shall demand, that voting be by written ballot.

2.11                           Conduct of Meetings.  All meetings of the shareholders shall be presided over by the chairman of the meeting, who shall be the chairman of the board (if any), or if he is not present, the president, or if neither the chairman of the board (if any) or the president is present, a chairman is elected at the meeting.  The secretary of the Corporation, if present, shall act as secretary of such meetings, or if he is not present, an assistant secretary (if any) shall so act; if neither the secretary nor an assistant secretary (if any) is present, then a secretary shall be appointed by the chairman of the meeting.  The chairman of the meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

2.12                           Cumulative Voting. Cumulative voting is expressly prohibited by the Certificate of Formation.

ARTICLE III

BOARD OF DIRECTORS

3.1                                 Management. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the board of directors of the Corporation. Directors need not be residents of Texas or shareholders of the Corporation in order to qualify as a director, unless the Certificate of Formation so requires.

3.2                                 Number. The number of directors of the Corporation shall from time to time be fixed exclusively by the board of directors by a resolution adopted by a majority of the board of directors serving at the time of the vote. The initial number of directors as provided by these Bylaws shall be six (6).

3.3                                 Election and Term. By lot, the initial directors named in the Certificate of Formation shall designate two directors to serve one (1) year terms, two directors to serve two (2) year terms, and two directors to serve three (3) year terms. Thereafter, the term of each director shall be one (1) year, resulting in a staggered board of directors. The terms expiring in any given year shall expire at the end of the regular meeting of the directors. Elections for successor directors shall be held at such meeting, and all directors present shall be entitled to vote during the election for successor directors. At the first annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting.

3.4                                 Removal. Any director may be removed from office only with cause at any special meeting of the shareholders called by a majority of the board of directors for this purpose by the affirmative vote of more than 60% of the outstanding shares of stock then entitled to be votee for the election of such director or directors and at which a quorum is present if notice of intention to act upon the question of removing such director shall have been stated as one of the purposes for the calling of such meeting and such meeting shall have been called in accordance with these Bylaws.

3.5                                 Vacancies.

(a)                                  Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

(b)                                 A directorship to be filled by reason of an increase in the number of directors may be filled by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders.

(c)                                  Notwithstanding Subsections (a) and (b) of this Section, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the Certificate of Formation, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Certificate of Formation.

3.6                                 Quorum. A majority of the number of directors (then serving) shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

3.7                                 Annual Directors’ Meetings. Immediately after the annual meeting of the shareholders and at the place such meeting of the shareholders has been held, the board of directors shall meet each year for the purpose of election of officers and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the board of directors for this annual meeting shall be necessary.

3.8                                 Regular Meetings. The board of directors may provide by resolution the time and place, either within or without the State of Texas, for the holding of regular meetings without other notice than such resolution.

3.9                                 Special Meetings. Special meetings of the board of directors shall be called by the chairman of the board (if any), the president, or at the request of any one (1) member of the board of directors and shall be held upon notice by letter, email, telegram, cable, or radiogram, delivered for transmission not later than twenty-four (24) hours immediately preceding the day for the meeting, or by word of mouth, telephone, or radiophone received not later than twenty-four (24) hours immediately preceding the day for the meeting. Notice of any special meeting of the board of directors may be waived in writing signed by the person or persons entitled to the notice, whether before or after the time of the meeting. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the State of Texas, as the place for holding any special meeting of the board of directors called by them.

3.10                           No Statement of Purpose of Meeting Required. Neither the business proposed to be transacted, nor the purpose of any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

3.11                           Compensation. Unless restricted by the Certificate of Formation, by resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at such meeting of the board of directors, and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

3.12                           Attendance and Presumption of Assent. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. A director who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless that director’s dissent shall be entered in the minutes of the meeting or unless that director shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

3.13                           Committees of the Board of Directors. The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members one (1) or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the board of directors, replace absent or disqualified members at any meeting of that committee. Any such committee shall have and may exercise all of the authority of the board of directors in the business and affairs of the Corporation to the extent provided in such resolution, except where action of the board of directors is specified by the TBOC or other applicable law, but the designation of a committee of the board of directors and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed upon it, him or her by law. No member of a committee shall continue to be a member of it after that member ceases to be a director of the Corporation. The board of directors shall have the power at any time to increase or decrease the number of members of a committee, to fill vacancies on it, to remove any member of it, and to change its functions or terminate its existence. A committee shall keep regular minutes of its proceedings and report the same to the board when required by the board.

3.14                           Waiver by Unanimous Consent in Writing. Any action required or permitted to be taken at a meeting of the board of directors or any committee of the board of directors may be taken without a meeting if a consent in writing, setting forth the action so taken is signed by all the members of the board of directors then serving, or any committee of the board of directors, as the case may be, and then delivered to the secretary of the Corporation for inclusion in the minute book of the Corporation. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State.

3.15                           Telephone Meetings. Subject to the provisions required or permitted by the TBOC for Notice of Meetings, unless otherwise restricted by the Certificate of Formation, members of the board of directors, or members of any committee designated by the board of directors, may participate in and hold a meeting of the board of directors, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.17                           Chairman. At the first meeting of each newly elected board of directors, they shall by majority vote, select one of their number to be chairman of the board of directors who shall preside at all directors’ and shareholders’ meetings. A chairman of the board so elected shall hold such office for the term for which he is elected a director and until his successor shall have been elected and qualified. If no chairman of the board of directors is so elected, the president shall so act.

3.18                           Interested Directors/Officers or Shareholders. Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers, or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of the director or directors at the meeting of the board of directors of the Corporation that acts upon, or in reference to, the contract or transaction, and notwithstanding his or their participation in the action, if the facts of such interest shall be disclosed or known to the board of directors and the board of directors shall, nevertheless, authorize or ratify the contract or transaction, the interested director or directors to be counted in determining whether a quorum is present and to be entitled to vote on such authorization of ratification. This Article shall not be construed to invalidate any contract or other transaction that would otherwise be valid under the common and statutory law applicable to it.

ARTICLE IV

OFFICERS

4.1                                 Number, Titles and Term of Office. The officers of the Corporation shall be a president and secretary and such other officers as the board of directors may from time to time appoint, including, without limitation, a chairman of the board, chief executive officer, one or more vice presidents (the number and title thereof to be determined in the discretion of the board of directors), a treasurer, and a secretary, one or more assistant treasurers and one or more assistant secretaries or other officers. Any two (2) or more offices may be held by the same person. Except for the chairman of the board, if any, no officer need be a director.  No officer need be a shareholder, a director, or a resident of Texas.

4.2                                 Election and Term of Office. The officers of the Corporation shall be elected by the board of directors at its annual meeting or as soon thereafter as conveniently possible. New or vacated offices may be filled at any meeting of the board of directors. The subordinate officers and agents not elected or appointed by the board of directors shall be appointed by the president or any other principal officer to whom the president shall delegate the authority. Each officer shall hold office until that officer’s successor shall have been fully elected and shall have qualified or until that officer’s death or until that officer shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer or agent shall not of itself create contract rights.

4.3                                 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.4                                 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term as herein provided.

4.5                                 Authority. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the board of directors not inconsistent with these Bylaws.

4.6                                 Chief Executive Officer. The chief executive officer (“CEO”) shall be the principal executive officer of the Corporation and shall have general and active management of the business and affairs of the Corporation and may sign, with the secretary or an assistant secretary, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed. Unless the board of directors elects a chairman, the CEO shall preside at all meetings of the shareholders and of the board of directors. The CEO shall see that all orders and resolutions of the board of directors are carried into effect, and shall perform all duties incident to the office of CEO and such other duties as may be prescribed by the board of directors from time to time.

4.7                                 Chairman of the Board.  The chairman of the board, if any, shall preside at all meetings of the shareholders and of the board of directors; and the chairman shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the board of directors.

4.8                                 President. Subject to the authority of the CEO, the president shall also have general and active management of the business and affairs of the Corporation. The president shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

4.9                                 Chief Financial Officer. The chief financial officer (“CFO”) of the Corporation shall be the principal accounting and financial officer of the Corporation and shall have charge and custody and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the board of directors; render to the CEO and the board of directors, whenever the same shall be required, an account of all transactions as CFO and of the financial condition of the Corporation; and in general perform all of the duties incident to the office of CFO and such other duties as from time to time may be assigned by the CEO or by the board of directors.

4.10                           Chief Operating Officer. The chief operating officer (“COO”) of the Corporation shall have charge of the daily business operations of the Corporation. He shall carry out the duties assigned to him as prescribed from time to time by the board of directors.

4.11                           Vice President. The vice president(s), if any, shall perform such duties and have such powers as the board of directors may from time to time prescribe. In addition, in the absence of the chairman of the board (if any) or president, or in the event of their inability or refusal to act, (i) a vice president designated by the board of directors or (ii) in the absence of such designation, the vice president who is present and who is senior in terms of time as a vice president of the Corporation, shall perform the duties of the chairman of the board (if any), or the president, as the case may be, and when so acting shall have all the powers of and be subject to all the restrictions upon the chairman of the board (if any), or the president; provided that he shall not preside at meetings of the board of directors unless he is a director.

4.12                           Secretary. The secretary shall keep the minutes of the shareholders’ and board of directors’ meetings in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; sign with the president certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the board of directors; have general charge of the stock transfer books of the Corporation; and in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the president or by the board of directors.

4.13                           Treasurer. The treasurer, if any, also shall have charge and custody and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the board of directors; render to the CEO and the board of directors, whenever the same shall be required, an account of all transactions as treasurer and of the financial condition of the Corporation; if required so to do by the board of directors, give the Corporation a bond in such amount and with such surety or sureties as may be ordered by the board of directors for the faithful performance of the duties of this office and for the restoration to the Corporation, in case of the treasurer’s death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the treasurer’s possession or under his or her control belonging to the Corporation; and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the CEO or by the board of directors.

4.14                           Assistant Treasurer and Assistant Secretary. The assistant treasurer, if there shall be such an officer, shall (if required by the board of directors) give bond for the faithful discharge of his or her duties in such sums and with such sureties as the board of directors shall determine and may, as authorized by the board of directors, sign with the CEO certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the board of directors. The assistant treasurer and assistant secretary, in general, shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the CEO or the board of directors.

4.15                           Salaries. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that the officer is also a director of the Corporation.

ARTICLE V

CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1                                 Authority For Execution of Instruments. Except as otherwise provided in these Bylaws or the TBOC, the board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and that authority may be general or confined to specific instances, and, unless so authorized, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

5.2                                 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the board of directors or any officer designated by the board may select.

5.3                                 Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

5.4                                 Checks, Drafts, Etc. All checks, drafts, notes, bonds, bills of exchange, other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

ARTICLE VI

SHARES AND THEIR TRANSFER

6.1                                 Subscriptions. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after organization of the Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series, as the case may be. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

6.2                                 Issuance. Shares (both treasury and authorized but unissued) may be issued for such consideration, not less than par value if such shares have a par value, and to such persons as the board of directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid. When such consideration shall have been paid to the Corporation or to a corporation of which all of the outstanding shares of each class are owned by the Corporation, the shares shall be deemed to have been issued and the subscriber or shareholder entitled to receive such issue shall be a shareholder with respect to such shares, and the shares shall be considered fully paid and non-assessable.

6.3                                 Payment. The consideration paid for the issuance of shares of the Corporation shall consist of money actually paid, labor or services actually performed, or property, both tangible and intangible, actually received. Neither promissory notes nor the promise of future services shall constitute payment or part payment for the issuance of shares of the Corporation. In the absence of fraud in the transaction, the judgment of the board of directors or the shareholders, as the case may be, as to the value of the consideration received for shares shall be conclusive.

6.4                                 Certificates for Shares. The Corporation shall deliver certificates representing shares to which shareholders are entitled, or the shares of the Corporation may be uncertificated shares. Unless otherwise provided by the Certificate of Formation, the board of directors of the Corporation may provide by resolution that some or all of any or all classes and series of its shares shall be uncertificated shares, provided that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Each certificate representing shares shall be signed by the president or a vice president and either the secretary or assistant secretary or such officer or officers as the board of directors shall designate, and may be sealed with the seal of the Corporation or a facsimile thereof. Each certificate shall state upon the face thereof that the Corporation is organized under the laws of the State of Texas; the name of the person to whom it is issued; the number, series and class of shares and the designation, preferences, limitations and relative rights of each class or series which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value; and such other matters as may be required by law. The Corporation shall, after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written notice containing this same information. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

6.5                                 Facsimile Signatures. The signatures of the president or vice president, secretary or assistant secretary or such officer or officers as these Bylaws or the board of directors of the Corporation shall prescribe upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of its issuance.

6.6                                 Registered Shareholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

6.7                                 Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner’s legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

6.8                                 Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by the holder’s duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. In the case of an uncertificated share, transfer shall be effected by written instruction from the registered owner or registered pledgee of such share, directed to the Corporation in accordance with the provisions of Article 8.305 of the Texas Business and Commerce Code, as amended. When shares are registered on the books of the Corporation in the names of two (2) or more persons as joint owners with the right of survivorship, after the death of a joint owner and before the time that the Corporation receives actual written notice that parties other than the surviving joint owner or owners claim an interest in the shares, the Corporation may record on its books and otherwise effect the transfer of those shares to any person, firm, or corporation (including that surviving joint owner individually) as if the surviving joint owner or owners were the absolute owners of the shares. A corporation permitting such a transfer by such a surviving joint owner or owners before the receipt of written notice from other parties claiming an interest in those shares is discharged from all liability for the transfer so made; provided, however, that the discharge of the Corporation from liability and the transfer of full legal and equitable title of the shares in no way affects, reduces, or limits any cause of action existing in favor of any owner of an interest in those shares against the surviving owner or owners.

6.9                                 Restriction on Transfer. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof must, with respect to certificated shares, be noted conspicuously at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing the shares to which the restriction applies. The certificate may, however, state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business. Restrictions on the transfer of uncertificated shares shall be contained in the initial transaction statement.

ARTICLE VII

DIVIDENDS AND RESERVES

7.1                                 Declaration and Payment. Subject to provisions of the TBOC and the Certificate of Formation (if any), dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of the Corporation. Such declaration and payment shall be at the discretion of the board of directors; provided that a distribution may not be made by the Corporation if after giving effect to the distribution, the Corporation would be insolvent, or the distribution exceeds the surplus of the Corporation.

7.2                                 Registered Owner(s) of Shares.

(a)                                  Distributions made by the Corporation, including those that were payable but not paid to a holder of shares, or to his heirs, successors, or assigns, and that have been held in suspense by the Corporation or that were paid or delivered by it into an escrow account or to a trustee or custodian, shall be payable by the Corporation, escrow agent, trustee, or custodian to the holder of the shares as of the record date (determined as provided in Section 2.5 of these Bylaws), or to his heirs, successors, or assigns.

(b)                                 When shares are registered on the books of the Corporation in the name of two (2) or more persons as joint owners with the right of survivorship, after the death of a joint owner and before the time that the Corporation receives actual written notice that parties other than the surviving joint owner or owners claim an interest in any distributions thereon, the Corporation may pay any distributions made in respect of those shares as if the surviving joint owner or owners were the absolute owners of the shares. A corporation making any distribution to such a surviving joint owner or owners before the receipt of written notice from other parties claiming an interest in those distributions is discharged from all liability for the payment so made; provided, however, that the discharge of the Corporation from liability in no way affects, reduces, or limits any cause of action existing in favor of any owner of an interest in those distributions against the surviving owner or owners.

7.3                                 Reserves. There may be created by resolution of the board of directors out of the earned surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VIII

INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

8.1                                 Definitions.  In this Article:

(a)                                  “Indemnitee” means (i) any present or former director, or officer of the Corporation, (ii) any person who while serving in any of the capacities referred to in clause (i) hereof served at the Corporation’s request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the board of directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) hereof.

(b)                                 “Official Capacity” means (i) with respect to a director, the office of the director in the Corporation or the exercise of authority by or on behalf of the director under the TBOC or the governing documents of the Corporation; and (ii) with respect to a person other than a director, the elective or appointive office, if any, in the Corporation held by the person or the relationship undertaken by the person on behalf of the Corporation.

(c)                                  “Proceeding” means (i) a threatened, pending or completed action or other proceeding, whether civil, criminal, administrative, arbitrative or investigative, (ii) any appeal in such an action or proceeding, and (iii) any inquiry or investigation that could lead to such an action or proceeding.

8.2                                 Indemnification. The Corporation shall indemnify every Indemnitee against all judgments and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding to which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 8.1(a), if it is determined in accordance with Section 8.4 that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Corporation’s best interests and, in all other cases, that his conduct was at least not opposed to the Corporation’s best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event a determination is made that a person is entitled to indemnification pursuant to this Section 8.2 in connection with a Proceeding in which the Indemnitee is found liable to the Corporation or is found liable on the basis that personal benefit was improperly received by the Indemnitee, whether or not the benefit resulted from an action taken in the Indemnitee’s Official Capacity, such indemnification shall be limited to the reasonable expenses (including court costs and attorneys’ fees) actually incurred by the Indemnitee in connection with the Proceeding. No indemnification shall be made under this Section 8.2 in respect of any judgment, penalty, fine or amount paid in settlement in connection with any Proceeding in which such Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation. The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 8.2. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

8.3                                 Successful Defense. Without limitation of Section 8.2 and in addition to the indemnification provided for in Section 8.2, the Corporation shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which (i) he is a witness or other participant because he served in any of the capacities referred to in Section 8.1(b), at a time when he is not a named defendant or respondent in the Proceeding, or (ii) he is a named defendant or respondent because he served in any of the capacities referred to in Section 8.1(b), if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

8.4                                 Determinations. Any indemnification under Section 8.2 (unless ordered by a court of competent jurisdiction) shall be made by the Corporation only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct. The Corporation shall take all steps necessary to make such determination on its own initiative or upon the request of an Indemnitee. Such determination shall be made (a) by the board of directors by a majority vote of directors who, at the time of such vote, are disinterested and independent, regardless of whether the directors who are disinterested and independent constitute a quorum; (b) by a majority vote of a committee of the board of directors, duly designated to act in the matter by a majority vote of all directors (in which designation only directors who are disinterested and independent may participate), such committee to consist solely of one or more directors who, at the time of the committee vote, are disinterested and independent, regardless of whether the directors who are disinterested and independent constitute a quorum; (c) by special legal counsel selected by the board of directors or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 8.4 or, if the requisite quorum of all of the directors cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the directors (in which directors who are not disinterested and independent may participate); (d) by the shareholders in a vote that excludes the shares held by directors that are not disinterested and independent; or (e) unanimous vote of directors. Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause (c) of the preceding sentence for the selection of special legal counsel. In the event a determination is made under this Section 8.4 that the director or officer has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

8.5                                 Advancement of Expenses. Reasonable expenses (including court costs and attorney’s fees) incurred by an Indemnitee who was, is or is threatened to be made a respondent in a Proceeding shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such Proceeding and without the determination specified in Section 8.4 after the Corporation receives (a) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation under this Article and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Corporation if the final determination is that he has not met that standard or that indemnification is prohibited by Section 8.2 Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Article, the Corporation may pay or reimburse expenses incurred by a person who is not a director, including an officer, employee or agent.

8.6                                 Employee Benefit Plans. For purposes of this Article, the Corporation shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

8.7                                 Other Indemnification and Insurance. The indemnification provided by this Article shall not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Corporation’s Certificate of Formation, any law, agreement or vote of shareholders or disinterested directors, or otherwise, or under any policy or policies of insurance or other arrangement, consistent with law, purchased and maintained by the Corporation on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity; provided, however, that if the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation; or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the board of directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Corporation. In the absence of fraud, the judgment of the board of directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement. The indemnification provided by this Article shall continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.8                                 Notice. Any indemnification or advance of expenses to a present or former director of the Corporation in accordance with this Article shall be reported in writing to the shareholders of the Corporation with or before the notice or waiver of notice of the next shareholders’ meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the twelve (12) month period immediately following the date of the indemnification or advance.

8.9                                 Construction. The indemnification provided by this Article shall be subject to all valid and applicable laws, including, without limitation, Title 1, Chapter 8 of the TBOC, and, in the event this Article or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

8.10                           Continuing Offer, Reliance, Etc. The provisions of this Article (i) are for the benefit of, and may be enforced by, each director and officer of the Corporation, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Corporation and such director or officer, and (ii) constitute a continuing offer to all present and future directors and officers of the Corporation. The Corporation, by its adoption of these Bylaws, (i) acknowledges and agrees that each present and future director and officer of the Corporation has relied upon and will continue to rely upon the provisions of this Article in accepting and serving in any of the capacities referred to in Section 8.1(a) of this Article, (ii) waives reliance upon, and all notices of acceptance of, such provisions by such directors and officers and (iii) acknowledges and agrees that no present or future director or officer of the Corporation shall be prejudiced in his right to enforce the provisions of this Article in accordance with their terms by any act or failure to act on the part of the Corporation.

8.11                           Effect of Amendment. No amendment, modification or repeal of this Article or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future director or officer of the Corporation to be indemnified by the Corporation, nor the obligation of the Corporation to indemnify any such director or officer, under and in accordance with the provisions of this Article as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

ARTICLE IX

MISCELLANEOUS

9.1                                 Limitation of Liability. No director shall be liable:

(a)                                  To the Corporation in connection with the director’s vote for or assent to a distribution by the Corporation if, (1) on any date after the date of the vote or assent authorizing the distribution, a distribution would have been permitted by Section 21.301-21.303, 21.308 of the TBOC; or (2) in voting for or assenting to the distribution, the director (a) relied in good faith and with ordinary care upon the statements, valuations, or information referred to in Section 21.314 of the TBOC, upon other information of the Corporation represented to him by an officer of the Corporation to be correct in all material respects, or upon the written advice of counsel to the Corporation, (b) acting in good faith and with ordinary care, considered the assets of the Corporation to be at least of their book value, or (c) in determining whether the Corporation made adequate provision for payment, satisfaction or discharge of all its liabilities and obligations as provided in Section 11.053 of the TBOC, relied in good faith and with ordinary care upon financial statements of, or other information concerning, any person who was or became contractually obligated to pay, satisfy or discharge some or all of those liabilities or obligations; or

(b)                                 For any claims or damages that may result from his acts in the discharge of any duty imposed or power conferred upon him in his capacity as a director if, in the exercise of ordinary care, he acted in good faith and relied upon the written opinion of an attorney for the Corporation.

9.2                                 Fiscal Year. The Fiscal Year of the Corporation shall be fixed by resolution of the board of directors. After such date is fixed, it may be changed for future fiscal years at any time by further resolution of the board of directors.

9.3                                 Seal. The corporate seal shall be in such form as may be determined by the board of directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

9.4                                 Books and Records.

(a)                                  The Corporation shall keep books and records of account and shall keep minutes of the proceedings of the shareholders, the board of directors, and each committee of the board of directors. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer. Such records shall contain the names and addresses of all past and current shareholders of the Corporation and the number and class of shares issued by the Corporation held by each of them. Any books, records, minutes and share transfer records may be in written form or in any other form capable of being converted into written form within a reasonable time.

(b)                                 Any person who shall have been a shareholder for at least six (6) months immediately preceding demand, or shall be the holder of at least five percent (5%) of all the outstanding shares of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent, accountant, or attorney, at any reasonable time or times, for any proper purpose, its relevant books and records of account, minutes, share transfer records, and to make extracts therefrom.

9.5                                 Resignation. Any director, officer or agent may resign by giving written notice to the president or the secretary. Such resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

9.6                                 Amendment of Bylaws. As expressed in the Corporation’s Certificate of Formation, the power to adopt, alter, amend or repeal the Bylaws of the Corporation shall be vested in the board of directors.

9.7                                 Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

9.8                                 Headings. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

9.9                                 Waiver of Notice. Whenever any notice is required to be given to any shareholder or director of the Corporation, a Waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

9.10                           Gender. Words which import one gender shall be applied to any gender wherever appropriate and words which import the singular or plural shall be applied to either the plural or singular wherever appropriate.

[Signature Page to Follow]

I, the undersigned, being the Secretary of BPZ Resources, Inc. do hereby certify the foregoing to be the Bylaws of said Corporation, as adopted by the directors on         , 2007.

, Secretary

Appendix D

BPZ Energy, Inc.

2007 Long-Term Incentive Compensation Plan

BPZ ENERGY, INC.

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

Table of Contents

1.	Definitions	1
2.	Incentives	3
3.	Administration	4
4.	Eligibility	5
5.	Effect of Termination of Employment or of Consultant’s Engagement	5
6.	Qualified Performance-Based Incentives	6
7.	Shares Available for Incentives and Limits on Incentives	7
8.	Options	7
9.	Stock Appreciation Rights (“SARs”)	8
10.	Performance Shares	9
11.	Grants of Stock, Restricted Stock, and Other Stock-Based Incentives	10
12.	Acquisition and Change of Control Events	10
13.	Discontinuance or Amendment of the Plan	12
14.	Nontransferability	13
15.	No Right of Employment	13
16.	Taxes	13
17.	Governing Law	13
18.	Additional Requirements	13
19.	“Lockup” Agreement	14
20.	Limitation of Liability	14
21.	Unfunded Status of Incentives	14
22.	Nonexclusivity of the Plan	14
23.	Successors and Assigns	14
25.	No Fractional Shares	14
25.	Severability	15
26.	Miscellaneous	15

D-i

BPZ ENERGY, INC.

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

This BPZ Energy, Inc. 2007 Long-Term Incentive Compensation Plan (“Plan”), is established effective                    , 2007, by BPZ Energy, Inc. (the “Company”), a Colorado corporation. It is believed that the Plan will stimulate employees’ and Consultants’ efforts on the Company’s behalf, will tend to maintain and strengthen their desire to remain with the Company, and will be in the interest of the Company and its shareholders. The purposes of the Plan include: (i) to promote the identity of interests between shareholders and officers, employees, and Consultants of the Company and its Affiliates by encouraging and creating significant ownership of Stock of the Company by such officers, employees, and Consultants of the Company and its Affiliates; (ii) to enable the Company to attract and retain qualified officers, employees, and Consultants who contribute to the Company’s success by their ability, ingenuity and industry; (iii) to provide a meaningful motivation and incentive for officers, employees, and Consultants who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (iv) to provide an additional means to compensate officers, employees, and Consultants who provide valuable services to the Company. The Plan amends, supersedes replaces and restates those parts of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (the “2005 Plan”) applicable to employees and Consultants but does not impair the vesting or exercise of any incentive granted under the 2005 Plan prior to the date that this Plan became effective.

1.                                      Definitions

“Affiliate” shall have the meaning assigned to the term pursuant to Rule 12b-2 as promulgated under the Exchange Act; however, with respect to Incentive Options, “Affiliate” only includes those entities that are a parent or subsidiary of the Company.

“Blackout Period” means any period self-imposed by the Company or required under applicable law that restricts the purchase and sale of the Stock by designated persons for a period of time.

The “Board” means the Board of Directors of the Company.

“Cause” shall mean: (a) theft of property belonging to the Company or one of its Affiliates (including but not limited to trade secrets and confidential information); (b) fraud on the Company or one of its Affiliates; (c) conviction of, or pleading “no contest” to, a felony committed while employed by or consulting for the Company or one of its Affiliates; (d) breach of fiduciary duty to the Company or one of its Affiliates; or (e) deliberate, willful or gross misconduct related to the Company or an Affiliate.

The “Code” means the Internal Revenue Code of 1986, as amended, or any successor code thereto.

The “Committee” means the Compensation Committee of the Board of Directors of the Company.

The “Company” means BPZ Energy, Inc.

“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to the Company or one of its Affiliates or joint ventures, provided that the identity of such person, the nature of such services or the Person to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

“Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Director” means a member of the Board.

“Division” means a section of the Company or an Affiliate.

“Eligible Employee” means a regular full-time or part-time employee of the Company, its Affiliates, and/or its joint ventures, including officers, whether or not under direction of the Company.

“Employment Termination” means termination of the employment of an Eligible Employee who is employed by one of the Related Entities due to: (i) such person’s voluntary resignation, retirement, death, extended absence from work as a consequence of disability, or termination with or without Cause.  Termination of an individual from a Related Entity for the purpose of immediately transferring such individual to another Related Entity shall not constitute “Employment Termination” for purposes of this Plan.  An Eligible Employee’s temporary absence from work due to sick leave, military leave, or other leave approved by the Committee shall not constitute Employment Termination for purposes of this Plan; however, after an individual has been absent on leave for more than ninety (90) days, the Committee may, to the fullest extent allowed by law, specify a date upon which such person’s continued absence shall be treated as Employment Termination for purposes of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means: (i) the closing sale price for a share of Common Stock on the established stock exchange on which the Stock is listed on the applicable date, and if shares are not traded on such day, on the next preceding trading date, or (ii) if the Common Stock or other security is not listed on an established stock exchange, the fair market value of a share thereof on the applicable date as established by the Committee in good faith.

“Incentive Option” means an Option that by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.  An Incentive Option is a statutory stock option.

“Incentives” means awards made under this Plan of any of the following, or any combination of the following: (a) Options (including both Incentive Options and Nonstatutory Stock Options); (b) Stock Appreciation Rights; (c) Restricted Stock; (d) Performance Shares; (e) Stock Grants; and (f) Other Stock-Based Incentives (as such term is described in Section 11(f)).

“Nonstatutory Stock Option” means any Option that is not an Incentive Option.

“Option” means an option to purchase one or more shares of the Company’s Stock.

“Participant” means any holder of an Incentive awarded under the Plan.

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals include but are not limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders’ equity, return on assets, return on capital, stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. In the case of Qualified Performance-Based Incentives, the Committee will, within the time prescribed by Section 162(m) of the Code, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for recipients of such Incentives.

“Performance Goals” means, for a Performance Period, the written goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, Division, joint venture of which the Company or an Affiliate is a member, or Participant.

“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, an Incentive.

“Performance Shares” means contingent awards granted by the Committee in shares of Stock, cash or any combination of Stock and Stock and cash, with such awards only paid if the Company, an Affiliate, joint venture, Division, or Participant specified by the Committee meets Performance Goals established by the Committee.

“Plan” means this BPZ Energy, Inc. 2007 Long-Term Incentive Compensation Plan, as amended or restated from time to time.

“Qualified Performance-Based Incentives” means awards of Incentives intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Related Entities” means the Company, Affiliates, and joint ventures in which the Company or one or more Affiliates is a member; however, with respect to Incentive Options, “Related Entities” means the Company and those Affiliates that are a parent or subsidiary of the Company.

“Restricted Stock” means shares of Stock granted to a Participant subject to a Risk of Forfeiture.

“Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock, including a right of the Company to reacquire shares of Restricted Stock at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

“SARs” means Stock Appreciation Rights.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock” means one or more shares of the Company’s common stock.

“Stock Appreciation Right” means a right to receive any excess in the Fair Market Value of shares of Stock over a specified exercise price.

“Stock Grant” means an award of Stock of the Company granted in full and unrestricted ownership from time to time in the sole discretion of the Committee.  Stock Grants may include, but are not limited to, bonuses payable in Stock as compensation for exemplary service or achievements, whether or not pursuant to formal compensation arrangements.  Stock Grants may also serve as the primary means of compensating Participants.

“Terminated Employee” means an individual who meets the following criteria:

(a)                                  the individual is granted Incentives under this Plan at a time when he or she is employed by one of the Related Entities; and

(b)                                 the individual is the subject of an Employment Termination.

“Vesting Period” means the period of time established by Section 3(c) in connection with an award of an Incentive, during which the Participant may not sell, assign, transfer, pledge, or otherwise dispose of or may not have a fully vested ownership interest in some or all of the Incentive and/or Stock or rights in stock granted pursuant to the Incentive, except as expressly permitted in this Plan.

2.                                      Incentives

Incentives under the Plan may be granted to Eligible Employees in any one or a combination of: (a) Incentive Options (or other statutory stock option); (b) Nonstatutory Stock Options; (c) SARs; (d) Restricted Stock; (e) Performance Shares; (f) Stock Grants; and (g) Other Stock-Based Incentives (as such term is described in Section 11(f)).  Incentives under the Plan may be granted to Consultants in any one or a combination of: (a) Nonstatutory Stock Options, (b) SARs, (c) Restricted Stock, (d) Stock Grants, and (e) Other Stock-Based Incentives.  All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee, except that the provisions of this Plan shall not apply retroactively to any Incentive issued before the effective date of this Plan.  Determinations by the Committee under the Plan (including, without limitation, determinations as to the Eligible Employees; the form, amount and timing of Incentives; and the terms and provisions of agreements evidencing Incentives) need not be uniform and may be made selectively among Eligible Employees and Consultants who receive, or are eligible to receive, Incentives, whether or not such Eligible Employees and Consultants are similarly situated.

3.                                      Administration

(a)                                  Committee.  The Plan shall be administered by the Committee.  No person who makes or participates in making an award under this Plan, whether as a member of the Committee, a delegate of the Committee, or in any other capacity, shall make or participate in making an award to himself or herself.

(b)                                 Powers of Committee.  The Committee will have full discretionary power to administer the Plan in all of its details, subject to applicable requirements of law.  For this purpose, in addition to all other powers provided by this Plan, the Committee’s discretionary powers will include, but will not be limited to, the following discretionary powers:

(i)                                     To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

(ii)                                  To interpret the Plan;

(iii)                               To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan, and the determination of whether a worker is an Eligible Employee shall be made in the sole and exclusive discretion of the Committee;

(iv)                              To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;

(v)                                 To engage one or more compensation specialists to assist it in determining the types and amounts of incentives to award under the Plan that would be appropriate under the circumstances;

(vi)                              To the extent allowed by law, to delegate some or all of its power and authority to the Company’s Chief Executive Officer, other senior members of management, or committee or subcommittee, as the Committee deems appropriate.  However, the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to the Exchange Act;

(vii)                           To impose such restrictions and limitations on any awards granted under the Plan as it may deem advisable, including, but not limited to share ownership or holding period requirements and requirements to enter into or to comply with confidentiality agreements and, to the extent allowed by law, non-competition and other restrictive or similar covenants.

(viii)                        To correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award made under the Plan in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency; and

(ix)                                If the Committee determines that the amendment of an Incentive awarded under this Plan is in the best interest of a Participant, to amend any such Incentive without the consent of the Participant, provided that no Incentive may be amended by backdating or in any other manner that would violate any applicable law or regulation or in any manner that would violate the terms of this Plan.

Any determination by the Committee or its delegate(s) shall be final, binding and conclusive on all persons, in the absence of clear and convincing evidence that the Committee or its delegates(s) acted arbitrarily and capriciously.

(c)                                  Vesting Period.  If applicable, the Committee shall determine the Vesting Period for Incentives granted under this Plan and shall specify such Vesting Period in writing in making an award of an Incentive under this Plan. However, should the Committee award Incentives under this Plan without specifying a Vesting Period, (i) any SAR awarded in tandem with any underlying Option shall vest on the date that its underlying Option vests, and (ii) SARs awarded not in tandem with an underlying Option, Options, and Restricted Stock shall vest on a graduated basis over a four-year period, with 25% of such Incentives vesting on each anniversary of the date of grant until all Incentives covered by the grant are vested.  In the case of Restricted Stock granted to a Consultant; if the grantee’s consulting engagement is completed, under the terms of the engagement agreement and other than by cancellation or termination, prior to the end of the Vesting Period specified in the granting document, the restrictions on the Restricted Stock will be deemed terminated or satisfied at that time.

(d)                                 Compliance with 409A.  To the extent that the Board determines that any Incentive granted under the Plan is subject to §409A of the Code, the granting document evidencing such Incentive shall incorporate the terms and conditions required by §409A of the Code.  To the extent applicable, the Plan and granting documents prepared in connection with the Plan shall be interpreted in accordance with §409A of the Code.  Notwithstanding any provision of the Plan to the contrary, in the event that, following the effective date of this Plan, the Board determines that any Incentive may be subject to §409A of the Code, the Board may adopt such amendments to the Plan and the applicable granting document or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board determines are necessary or appropriate to (1) exempt the Incentive from §409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Incentive or (2) comply with the requirements of §409A of the Code.

(e)                                  Documentation of Award of Incentive.  Each Incentive awarded under this Plan shall be evidenced in such written form as the Committee shall determine. Each award may contain terms and conditions in addition to those set forth in the Plan.

(f)                                    Participants Outside the United States.  The Committee may modify the terms of any Incentive granted under the Plan to a Participant who is, at the time of grant or during the term of the Incentive, resident or primarily employed outside of the United States.  Such modification, which may be made in any manner deemed by the Committee to be necessary or appropriate, shall only be made in order that the Incentive shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Incentive to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Incentive to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Incentive. No such modification, supplement, amendment, restatement or alternative version may increase the share limits set forth in this Plan or violate any applicable law of the United States.

4.                                      Eligibility

(a)                                  Employees.  Eligible Employees may receive Incentives under this Plan.  Directors who are not Eligible Employees may not receive Incentives under this Plan.

(b)                                 Consultants.  Consultants are eligible to receive Incentives to the extent specified in Section 2 above.

5.                                      Effect of Termination of Employment or of Consultant’s Engagement

(a)                          Termination for Cause.  If the Company or one of its Affiliates or joint ventures terminates an Eligible Employee for Cause or cancels the engagement of a Consultant for Cause or discovers facts that would have entitled it to cancel the engagement of such Consultant for Cause if such engagement were still ongoing, the Board, by written resolution, may, to the fullest extent allowed by law, cancel and/or cause the forfeiture of any non-vested and/or unexercised Option, non-vested or unexercised SAR, non-vested or unearned Performance Share, or Restricted Stock awarded to such Eligible Employee or Consultant.  However, if the Board fails to act under this Subsection (a), then the non-vested, unexercised, unearned and/or restricted Incentives of a grantee terminated for Cause shall revert to the Company as though Section 5(b) applied.

(b)                                 Other Terminations.  As to a “Terminated Employee” who is not terminated for Cause, the following provisions shall apply without regard to whether the reason for the termination is voluntary termination, involuntary termination, retirement, extended absence due to disability, or death.

(i)                                     Any non-vested Options and non-vested SARs held by or through such individual on the date of his or her Employment Termination shall lapse and be automatically cancelled and of no further force and effect as of midnight on the date of such individual’s Employment Termination.

(ii)                                  Any vested but unexercised Options held by or through such individual as of the date of his or her Employment Termination shall expire and be of no further force and effect unless either exercised or surrendered under a SAR within the earlier of:  (a) 90 days after the date of such individual’s Employment Termination (one year in the case of an Incentive Option if such termination is due to the individual’s disability within the meaning of Section 22(e)(3) of the Code), or (b) the expiration date of the Option.

(iii)                               Any vested but unexercised SARs held by or through such individual as of the date of his or her Employment Termination shall expire and be of no further force and effect unless either exercised within the earlier of:  (a) 90 days after the date of such individual’s Employment Termination, or (b) the expiration date of the SAR.

(iv)                              Any non-vested shares of Restricted Stock on the date of such individual’s Employment Termination shall revert to the Company and any rights of the grantee in such Restricted Stock shall automatically terminate and shall be returned immediately to the Company.

Notwithstanding the foregoing provisions of Subsections (b)(i)-(iv), the Committee may, in its sole discretion, agree in writing to accelerate the vesting of non-vested Options, SARs, and Restricted Stock due to the Participant’s Employment Termination.  Any such agreement shall be valid only if it is in writing, signed by an authorized member of the Committee, and executed by the Participant and the Committee prior to the Participant’s Employment Termination or within two (2) business days thereafter.

6.                                      Qualified Performance-Based Incentives

(a)                                  Applicability.  This section will apply only to Covered Employees, or to those persons whom the Committee determines are reasonably likely to become Covered Employees in the period covered by an Incentive.  The Committee may, in its discretion, select particular Covered Employees to receive Qualified Performance-Based Incentives. The Committee may, in its discretion, grant Incentives (other than Qualified Performance-Based Incentives) to Covered Employees that do not satisfy the requirements of this section.

(b)                                 Purpose.  As to any Covered Employee or person likely to become a Covered Employee during the period covered by an Incentive, the Committee shall have the ability to qualify any of the Incentives as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Incentive as a Qualified Performance-Based Incentive, the provisions of this section will control over any contrary provision contained in the Plan. In the course of granting any Incentive, the Committee may specifically designate the Incentive as intended to qualify as a Qualified Performance-Based Incentive. However, no Incentive shall be considered to have failed to qualify as a Qualified Performance-Based Incentive solely because the Incentive is not expressly designated as a Qualified Performance-Based Incentive, if the Incentive otherwise satisfies the provisions of this section and the requirements of Section 162(m) of the Code and the regulations thereunder applicable to “performance-based compensation.”

(c)                                  Authority.  All grants of Incentives intended to qualify as Qualified Performance-Based Incentives shall be made by the Committee or, if all of the members thereof do not qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, by a subcommittee of the Committee consisting of such of the members of the Committee who do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.  The Committee (or subcommittee, if necessary) shall also determine the terms applicable to Qualified Performance-Based Incentives.

(d)                                 Discretion of Committee.  Options may be granted as Qualified Performance-Based Incentives.  The exercise price of any Option intended to qualify as a Qualified Performance-Based Incentive shall in no event be less than the Fair Market Value on the date of the grant of the Stock covered by the Option. With regard to other Incentives intended to qualify as Qualified Performance-Based Incentives, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period.  Additionally, the Committee shall have full discretion to establish the Performance Criteria, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, Affiliate or Division. Any Performance Goal or Goals applicable to Qualified Performance-Based Incentives shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code), and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e)                                  Payment of Qualified Performance-Based Incentives.  A Participant will be eligible to receive payment under a Qualified Performance-Based Incentive that is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Incentive, the Committee may

reduce or eliminate the amount of the Qualified Performance-Based Incentive earned for the Performance Period, if, in its sole and absolute discretion, such reduction or elimination is appropriate.

(f)                                    Limitation of Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Incentive shall be made except on such basis, if any, as will not cause such Incentive to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.                                      Shares Available for Incentives and Limits on Incentives

(a)                                  Maximum Shares.  Subject to adjustment as provided in this Section 7, there is hereby reserved for issuance under the Plan up to 4,000,000 shares of Stock of the Company.

(b)                                 Limit on an Individual’s Incentives.  In any given year, no Eligible Employee or Consultant may receive Incentives covering more than 20% of the aggregate number of shares that may be issued pursuant to the Plan. Except as may otherwise be permitted by the Code, Incentive Options granted to an employee of the Company or its parent or subsidiary during one calendar year shall be limited as follows:  at the time the Incentive Options are granted, the Fair Market Value of the Stock covered by Incentive Options first exercisable by such employee in any calendar year may not, in the aggregate, exceed $100,000. The maximum Qualified Performance-Based Incentive payment to any one Participant under the Plan for a Performance Period is 20% of the aggregate number of shares that may be issued pursuant to the Plan, or if the Qualified Performance-Based Incentive is paid in cash, that number of shares multiplied by the Fair Market Value of the Stock as of the date the Qualified Performance-Based Incentive is granted.

(c)                                  Source of Shares.  Shares under this Plan may be delivered by the Company from its authorized but unissued shares of Stock or from Stock held in the Company treasury.  To the extent that shares of Stock subject to an outstanding award under the Plan are not issued by reason of forfeiture, termination, surrender, cancellation, or expiration while unexercised; by reason of the tendering or withholding of shares to pay all or a portion of the exercise price or to satisfy all or a portion of the tax withholding obligations relating to the award; by reason of being settled in cash in lieu of shares or settled in a manner that some or all of the shares covered by the award are not issued to the Participant; or being exchanged for a grant under the Plan that does not involve Stock, then such shares shall immediately again be available for issuance under the Plan, unless such availability would cause the Plan to fail to comply with Rule 16b-3  under Exchange Act, or any other applicable law or regulation.

(d)                                 Recapitalization Adjustment.  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make appropriate adjustments in the number and kind of shares authorized by the Plan; in the number and kind of shares covered by Incentives granted; in the price of Options; and in the Fair Market Value of SARs. No adjustment under this section or any other part of this Plan shall be made if: (1) it would cause an Incentive granted under this Plan as a Qualified Performance-Based Incentive to fail under Code 162(m), (2) it would cause an Incentive granted as an Incentive Option to fail to meet the criteria for an Incentive Option, or (3) it would violate any applicable law or regulation.

8.                                      Options

The Committee may grant options qualifying as Incentive Options under the Code, other statutory options under the Code, and Nonstatutory Options.  However, in accordance with Code § 422(b), no one may be granted an Incentive Option under this Plan unless such person, as of the date of grant, is an employee of the Company, the Company’s parent company, or a Company subsidiary.  All Options granted under this Plan shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Option Price.  The option price per share with respect to each Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Company’s Stock on the date the Option is granted; provided, however, that in the case of an Incentive Option granted to an Eligible Employee who, immediately prior to such grant, owns (directly or indirectly) stock (either common or preferred) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a subsidiary of the Company, the option price shall not be less than one hundred ten percent (110%) of the fair market value on the date of grant.

(b)                                 Vesting.  Options granted under this Plan shall vest in accordance with Section 3(c) above unless the granting document for such Options specifies a different vesting schedule.

(c)                                  Expiration Date for Option.  The expiration date for each Option shall be fixed by the Committee in the granting document but shall not exceed the later of (a) a fixed term of not more than ten (10) years, or (b) 10 business days following the lifting of a Blackout Period applicable to the Participant, provided that the fixed term expires during such Blackout Period or within 10 business days following the lifting of the Blackout Period.  If an Incentive Option is granted to an employee of the Company or its parent company or one of its Affiliates who owns shares possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company as of the date the Incentive Option is granted, then the Incentive Option will expire five (5) years from the date it is granted, unless it is earlier terminated under one of the other provisions of this Plan.  The expiration date may not be extended after the grant.

(d)                                 Payment.  At the time an Option is exercised, the holder must tender the full purchase price for the applicable shares, which may be paid or satisfied by: (i) cash; (ii) check; (iii) delivery of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such Option is exercised and, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months; or (iv) in such other manner as may be authorized from time to time by the Committee.  All such payments shall be made or denominated in United States dollars.  No shares shall be issued until full payment for such shares has been made. A grantee of an Option shall have none of the rights of a shareholder until the shares are issued.

(e)                                  Exercise of Option.  An Option may be exercised only by giving written notice, specifying the number of shares of Common Stock to be purchased. A Participant may not exercise Options during a Blackout Period applicable to that Participant. Additional procedures for exercise of each Option awarded under this Plan will be set forth in the granting document for such Option.  The Committee may, from time to time, amend the exercise procedures, in which case Participants will be notified of such revised procedures.  If an Option grantee is awarded the Option while he or she is employed by the Company or one of its Affiliates or joint ventures, then so long as such Option grantee remains employed by the Company or one of its Affiliates or joint ventures, the shares covered by an Option may be purchased in such installments and on such exercise dates as the Committee or its delegate may determine and as set forth in the document awarding the Option.  In no event shall any Option be exercisable after its specified expiration period. If a Consultant is awarded an Option, the shares covered by such Option may be purchased in such installments and on such exercise dates and conditions as set forth in the document awarding the Option.

(f)                                   Handling of Options When Employment Ends.

(i)                                     A Terminated Employee’s Options that are not vested on the date of his or her Employment Termination shall be handled in accordance with Section 5 above.

(ii)                                  A Terminated Employee’s Options that are vested but unexercised on the date of his or her Employment Termination shall be handled in accordance with Section 5 above.

(g)                                 Transfers.  Incentive Options transferred other than by will or by the laws of descent and distribution will become Nonstatutory Stock Options upon transfer.

(h)                                 Cancellation of Options with No Value.  Any person who receives a grant of Options under this Plan may be required, at the time the Options are awarded, to sign a consent allowing the Board, in its discretion, to cancel the Options if the Fair Market Value of the Stock decreases such that the exercise price of the Options is significantly above the Fair Market Value of the Stock.

9.                                      Stock Appreciation Rights (“SARs”)

The Committee may, in its discretion, grant SARs to Eligible Employees and to Consultants. SARs may be granted either singly or in combination with an underlying Option granted hereunder. Such SARs shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Vesting and Exercise Period of SAR.  If a SAR is granted with respect to an underlying Option, it may be granted at the time of the Option or at any time thereafter but prior to the expiration of the Option. In no event shall the exercise period for a SAR exceed the exercise period for its underlying Option, if any. If the Committee fails to set the Vesting Period in the granting document for a SAR, then the Vesting Period for such SAR shall be as stated in Section 3(c) above. Unless otherwise specified in the granting document for a SAR, the exercise period for the SAR shall be five (5) years from the date of vesting unless such exercise period is earlier terminated under Sections 4(b) or 9(d) of this Plan.  The exercise period may not be extended after the grant.

(b)                                 Value of SAR.  If a SAR is granted with respect to an underlying Option, the grantee will be entitled to surrender the Option that is then exercisable and receive in exchange an amount equal to the excess of the Fair Market Value of the Stock on the date the election to surrender is received by the Company over the Option price multiplied by the number of shares covered by the Options that are surrendered. If a SAR is granted without an underlying Option, the grantee will receive upon exercise of the SAR an amount equal to the Fair Market Value of the Stock on the date the election to surrender such SAR is received by the Company over the Fair Market Value of the Stock on the date of grant multiplied by the number of shares covered by the SARs being exercised.

(c)                                  Payment of SAR.  When a SAR is exercised, payment for the SAR shall be in the form of shares of Stock, cash, or any combination of Stock and cash.

(d)                                 Handling of SAR When Employment Ends.

(i)                                     A Terminated Employee’s SARs that are not vested on the date of his or her Employment Termination shall be handled in accordance with Section 5 above.

(ii)                                  A Terminated Employee’s SARs that are vested but unexercised on the date of his or her Employment Termination shall be handled in accordance with Section 5 above.

10.                               Performance Shares

The Committee may grant Performance Shares to any Eligible Employee selected by the Committee in its sole discretion.  Such Performance Shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Performance Period and Performance Goals.  In granting Performance Shares, the Committee shall determine and specify the Performance Period.  The Committee shall also establish Performance Goals to be met by the Company, Affiliate, Division, or joint venture during the Performance Period as a condition to payment of the Performance Share grant. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

(b)                                 Payment of Performance Shares.  The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share grant if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share grant shall be expressed in terms of shares of Stock. After the completion of a Performance Period, the performance of the Company, Affiliate, or Division or joint venture shall be measured against the Performance Goals, and the Committee shall determine whether all, none or any portion of a Performance Share grant shall be paid. The Committee, in its discretion, may elect to make payment in shares of Stock, cash or a combination of Stock and Stock and cash.  Any cash payment shall be based on the Fair Market Value of Performance Shares on, or reasonably close to, the date of payment.

(c)                                  Revision of Performance Goals.  At any time prior to the end of a Performance Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur that have a substantial effect on the performance of the Company, Affiliate, Division, or joint venture and that in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

(d)                                 Requirement of Employment.  If a grantee receives Performance Shares while employed by one of the Related Entities, then such grantee must remain in the employment of one of the Related Entities until the completion of the Performance Period in order to be entitled to payment under the Performance Share grant.  All of the grantee’s rights as to a Performance Share shall lapse if the grantee’s employment with a Related Entity terminates prior to the end of the Performance Period.  This Subsection shall apply without regard to whether the reason for termination of the grantee’s employment is voluntary termination, involuntary termination, retirement, extended absence due to disability, or death of the grantee.  However, this Subsection shall not apply if the grantee is terminated from one Related Entity and immediately transferred to another Related Entity.

(e)                                  Dividends. Any dividends declared on Stock awarded as Performance Shares before the completion of the Performance Period shall be accumulated and paid to the grantee after the expiration of the Performance Period if the Performance Goals are met during the Performance Period and the grantee still owns such Performance Shares at the end of the Performance Period.

11.                               Grants of Stock, Restricted Stock, and Other Stock-Based Incentives

The Committee may, in its discretion, award a Participant any of the following:  Stock (in the form of Stock Grants), Restricted Stock, or Other Stock-Based Incentives (as described in Section 11(f) that are valued in whole or in part by reference to, or are otherwise based on, the Fair Market Value of shares of Stock.  Restricted Stock shall vest in accordance with Section 3(c) above, unless a different Vesting Period is specified at the time of the grant.  All non-vested shares of Restricted Stock shall be subject to a Risk of Forfeiture as determined by the Committee, and shall additionally be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

(a)                                  Effect of Employment Termination or Cancellation of Consulting Agreement on Restricted Stock.  A Participant receiving Restricted Stock must remain employed by one of the Related Entities (or must continue providing consulting services under a consulting agreement) during the Vesting Period in order to retain all the granted shares of Restricted Stock.  If a Participant experiences Employment Termination (or if the consulting agreement is cancelled) prior to the completion of the Vesting Period, the grant shall terminate with respect to non-vested Restricted Stock, and the shares of non-vested Restricted Stock must be returned immediately to the Company.  The Committee may, in its discretion, also provide such complete or partial exceptions to the restrictions as it deems appropriate.

(b)                                 Restrictions on Transfer and Legend on Stock Certificates.  During the Vesting Period, the grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Stock except as expressly permitted in this Plan.  Each certificate for shares of Restricted Stock granted hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.

(c)                                  Escrow Agreement.  The Committee may require the grantee to enter into an escrow agreement providing that the certificates representing the Restricted Stock award will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

(d)                                 Lapse of Restrictions.  All restrictions imposed on the Restricted Stock shall lapse upon the expiration of the Vesting Period if the conditions of the grant have been met. The grantee shall then be entitled to have the legend removed from the certificates.

(e)                                  Dividends.  The Committee shall, in its discretion, at the time the Restricted Stock is granted, provide that any dividends declared on the Stock during the Vesting Period shall either be (i) paid to the Participant, or (ii) accumulated for the benefit of the Participant and paid to the Participant only after the expiration of the Vesting Period.

(f)                                    Other Stock-Based Incentives. Other Stock-Based Incentives shall be in such form, and dependent on such conditions as the Committee shall determine, including, without limitation, the right to receive one or more shares of Stock (or the equivalent cash value of such shares of Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of Performance Goals.  Other Stock-Based Incentives may be granted alone or in addition to any other Incentives granted under the Plan.  Subject to the provisions of the Plan, the Committee shall determine (i) to whom and when Other Stock-Based Incentives will be made, (ii) the number of shares of Stock to be awarded under (or otherwise related to) such Other Stock-Based Incentives, (iii) whether such Other Stock-Based Incentives shall be settled in cash, shares of Stock or a combination of cash and shares of Stock, and (iv) all other terms and conditions of such Incentives (including, without limitation, the vesting provisions thereof).

12.                               Acquisition and Change in Control Events

(a)                                  Definitions.

“Acquisition Event” shall mean:

(i)                                     Any merger or consolidation of the Company with or into another entity as a result of which the Company’s Stock is converted into or exchanged for the right to receive cash, securities of the other entity, or other property; or

(ii)                                  Any exchange of shares of the Company for cash, securities of another entity or other property pursuant to a statutory share exchange transaction.

“Change in Control Event” shall mean:

(i)                                     any merger or consolidation that results in the voting securities of the Company outstanding immediately prior thereto representing (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; or

(ii)                                  the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 51% or more of either (A) the then-outstanding shares of Stock of the Company (the “Outstanding Company Stock”), or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”).  However, for purposes of this Subsection (ii), the following acquisitions shall not give rise to a Change in Control event:  (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust ) sponsored or maintained by the Company or an Affiliate, or (D) any acquisition by any Person pursuant to a transaction that results in all or substantially all of the individuals and entities who were the beneficial owners of 50 percent or more of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such transaction beneficially owning, directly or indirectly, more than 50% of the then-outstanding shares of Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring Person in such transaction (which shall include, without limitation, a Person that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively;

(iii)                               any sale of all or substantially all of the assets of the Company; or

(iv)                              the complete liquidation of the Company.

(b)                                 Effect on Options.

(i)                                     Acquisition Event – Options Assumed or Substituted.  Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding Person (or an Affiliate thereof).  An Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Stock for each share of Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock).  However, if the consideration received as a result of the Acquisition Event is not solely Stock of the acquiring or succeeding Person (or an Affiliate thereof), the Company may, with the consent of the acquiring or succeeding Person, provide for the consideration to be received upon the exercise of Options to consist solely of Stock of the acquiring or succeeding Person (or an Affiliate thereof) equivalent in Fair Market Value to the per share consideration received by holders of outstanding shares of Stock as a result of the Acquisition Event.

(ii)                                  Acquisition Event – Options not Assumed or Substituted.  Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), if the acquiring or succeeding Person (or an Affiliate thereof), does not agree to assume such Options, or substitute equivalent options for such Options, then the Board shall, upon written notice to the Option holders, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Option holders before the consummation of such Acquisition Event.  However, in the event of an Acquisition Event under the terms of which holders of Stock will receive upon consummation thereof a cash payment for each share of Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Option holder shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(iii)                               Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then outstanding (including assumed or substituted options in the case of an Acquisition Event) shall automatically become immediately vested and exercisable in full.

(c)                                  Effect on Restricted Stock.

(i)                                     Acquisition Event that is not a Change in Control Event.  Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding grant of Restricted Stock shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property into which the Stock was converted or for which it was exchanged pursuant to such Acquisition Event in the same manner and to the same extent as such rights applied to the Stock subject to such Restricted Stock award.

(ii)                                  Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock award or any other agreement between a holder of a Restricted Stock award and the Company, all restrictions and conditions on all Restricted Stock awards then outstanding shall automatically be deemed terminated or satisfied.

(d)                                 Effect on Other Awards.

(i)                                     Acquisition Event that is not a Change in Control Event.  In the documents granting such Incentive, the Board may specify the effect of an Acquisition Event that is not a Change in Control Event on any Incentive other than Options and Restricted Stock, including the substitution of an Incentive of equivalent value as determined immediately prior to the consummation of the Acquisition Event.  If the Board does not specify the effect of such Acquisition Event on such Incentives, the Acquisition Event shall impact such Incentives in accordance with applicable law.

(ii)                                  Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument granting such Incentive or any other agreement between the Incentive holder and the Company:

(I) all Incentives within the scope of the foregoing 12(d)(i) (other than Performance Shares or other performance-based awards) shall become exercisable, realizable and/or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Incentive.

(II) all Performance Shares and other performance-based awards shall be immediately payable based upon the extent, as determined by the Committee, to which the Performance Goals for the Performance Period then in progress have been met up through the date of the Change in Control Event or based on 100% of the value on the date of grant of the Performance Shares or other performance-based award, if such amount is higher.

13.                               Discontinuance or Amendment of the Plan

The Plan shall automatically terminate on the earlier of the following dates: (1) ten years from the date that the Plan becomes effective, or (2) at such time as no shares of Stock remain available for issuance through the Plan.  No termination of the Plan will affect the terms of any outstanding Incentives.  The Board may discontinue the Plan at any time and may from time to time amend or revise the terms of the Plan as permitted by applicable statutes, except that it may not revoke or alter, in a manner unfavorable to the grantees of any Incentives hereunder, any Incentives then outstanding, nor may the Board amend the Plan without shareholder approval where the absence of such approval would cause the Plan to fail to comply with the Exchange Act or any other applicable law or regulation.

14.                               Nontransferability

No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except:

(a)                                  By will;

(b)                                 By the laws of descent and distribution; or

(c)                                  To the extent permitted by the document granting the Incentive (or amendment thereto) (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members (as defined below), (iii) to a partnership in which the Participant and/or the Participant’s Immediate Family Members, or entities in which the Participant and/or the Participant’s Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the sole partners, (iv) to a limited liability company in which the Participant and/or the Participant’s Immediate Family Members, or entities in which the Participant and/or the Participant’s Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (v) to a trust for the benefit solely of the Participant and/or the Participant’s Immediate Family Members. “Immediate Family Members” means the spouses and natural or adopted children, stepchildren or grandchildren of the Participants and the spouses of such children, stepchildren, and grandchildren.  With respect to Incentive Options transferred pursuant to this Subsection (c), the Incentive will become a Nonstatutory Stock Option upon such transfer.

Any attempted assignment, transfer, pledge, hypothecation, or other disposition of an Incentive, or levy of attachment (or similar process) upon an Incentive not specifically permitted herein, shall be null and void and without effect.

15.                               No Right of Employment

The Plan and the Incentives granted hereunder shall not confer upon any Eligible Employee the right to continued employment with the Company, its Affiliates, or its joint ventures, or affect in any way the right of such entities to terminate the employment of an Eligible Employee at any time and for any reason.  Neither shall the Plan nor the Incentives granted hereunder confer on a Consultant the right to continuation of his or her consulting agreement or a right to become an Eligible Employee.

16.                               Taxes

The Company shall be entitled, at the time the Company deems appropriate under the law then in effect, to withhold the amount of any tax attributed to any Incentive granted under the Plan.

17.                               Governing Law

The provisions of this Plan and all awards made under this Plan shall be governed by and interpreted in accordance with the law of the State of Texas, without regard to applicable conflicts of law principles.

18.                               Additional Requirements

Anything in the Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Incentive or the issuance of any shares of Stock pursuant to any Option, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any Incentive, the issuance of shares of Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be granted or such shares of Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

19.                               “Lockup” Agreement

The Committee may in its discretion require that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Participant will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock issued or issuable pursuant to the exercise of such Incentive, without the prior written consent of the Company or such underwriters, as the case may be.

20.                               Limitation of Liability

Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee, nor any officer, director, or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer, director or employee of the Company acting on behalf of the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

21.                               Unfunded Status of Incentives

The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Incentive, nothing contained in the Plan or any Incentive shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, shares of Stock, other Incentives, or other property pursuant to any Incentive, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

22.                               Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, arrangements granting options and other Incentives otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

23.                               Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

24.                               No Fractional Shares

No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Incentive, including on account of any action under Section 7(d) of the Plan.  In lieu of such fractional shares, the Committee shall determine, in its discretion, whether cash, other Incentives, scrip certificates (which shall be in a form and have such terms and conditions as the Committee in its discretion shall prescribe) or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

25.                               Severability

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Incentive under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

26.                               Miscellaneous

Any definition set forth in this Plan of the singular form of a term shall also apply to the plural form of that term, and any definition of the plural form of a term shall also apply to the singular form of the term.  Any reference in this Plan to one gender shall also include the other gender.

Adopted by the Board of Directors of BPZ Energy, Inc. this            day of                                        , 2007.

Date Signed:

Appendix E

BPZ Energy, Inc.

2007 Directors’ Compensation Incentive Plan

BPZ ENERGY, INC.

2007 DIRECTORS’ COMPENSATION INCENTIVE PLAN

Table of Contents

1.	Definitions	1
2.	Incentives	2
3.	Administration	3
4.	Eligibility	4
5.	Effect of Termination of Service	4
6.	Shares Available for Incentives and Limits on Incentives	5
7.	Options	5
8.	Stock Appreciation Rights (SARs)	6
9.	Grants of Stock, Restricted Stock, and Other Stock-Based Incentives	7
10.	Acquisition and Change in Control Events	7
11.	Discontinuance or Amendment of the Plan	10
12.	Nontransferability	10
13.	No Right of Continued Services	10
14.	Taxes	10
15.	Governing Law	10
16.	Additional Requirements	11
17.	“Lockup” Agreement	11
18.	Limitation of Liability	11
19.	Unfunded Status of Incentives	11
20.	Nonexclusivity of the Plan	11
21.	Successors and Assigns	12
22.	No Fractional Shares	12
23.	Severability	12
24.	Miscellaneous	12

E-i

BPZ ENERGY, INC.

2007 DIRECTORS’ COMPENSATION INCENTIVE PLAN

This BPZ Energy, Inc. 2007 Directors’ Compensation Incentive Plan (the “Plan”), is established effective                 , 2007, by BPZ Energy Inc. (the “Company”), a Colorado corporation. It is believed that the Plan will stimulate Directors’ efforts on the Company’s behalf, will tend to maintain and strengthen their desire to remain with the Company, and will be in the interest of the Company and its shareholders. The purposes of the Plan include: (i) to promote the identity of interests between shareholders and Directors by encouraging and creating significant ownership of Stock of the Company by such Directors; (ii) to enable the Company to attract and retain qualified Directors who contribute to the Company’s success by their ability, ingenuity and industry; (iii) to provide a meaningful motivation and incentive for Directors who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (iv) to provide an additional means to compensate Directors who provide valuable services to the Company. The Plan amends, supersedes, replaces and restates those parts of the BPZ Energy Inc. 2005 Long-Term Incentive Compensation Plan (the “2005 Plan”) applicable to Directors but does not impair the vesting or exercise of any incentive granted to a Director under the 2005 Plan prior to the date that this Plan became effective.

1.                                      Definitions

“Affiliate” shall have the meaning assigned to the term pursuant to Rule 12b-2 as promulgated under the Exchange Act.

“Blackout Period” means any period self-imposed by the Company or required under applicable law that restricts the purchase and sale of the Stock by designated persons for a period of time.

The “Board” means the Board of Directors of the Company.

“Cause” shall mean: (a) theft of property belonging to the Company or one of its Affiliates (including but not limited to trade secrets and confidential information); (b) fraud on the Company or one of its Affiliates; (c) conviction of, or pleading “no contest” to, a felony committed while serving as a Director; (d) breach of fiduciary duty to the Company or one of its Affiliates; or (e) deliberate, willful or gross misconduct related to the Company or an Affiliate.

The “Code” means the Internal Revenue Code of 1986, as amended, or any successor code thereto.

The “Committee” means the Compensation Committee of the Board of Directors of the Company.

The “Company” means BPZ Energy Inc.

“Director” means a member of the Board who is not an employee of the Company or one of its Affiliates on the date he receives a grant under this Plan.

“Division” means a section of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the value of a share of Stock on a particular date means: (i) the closing sale price for a share of Stock on the established stock exchange on which the Stock is listed on the applicable date, and if shares are not traded on such day, on the next preceding trading date, or (ii) if the Stock or other security is not listed on an established stock exchange, the fair market value of a share thereof on the applicable date as established by the Committee in good faith.

“Incentives” means awards made under this Plan of any of the following, or any combination of the following: (a) Options; (b) Stock Appreciation Rights; (c) Restricted Stock; (d) Stock Grants; and (e) Other Stock-Based Incentives (as such term is described in Section 9(f)).

“Option” means an option to purchase one or more shares of the Company’s Stock that is not an “incentive stock option” within the meaning of Section 422 of the Code.

“Other Stock-Based Incentives” means compensatory awards other than Options, SARs, Restricted Stock, or Stock Grants that are determined with reference to the value of Stock, granted by the Board in its discretion.”

“Participant” means any holder of an Incentive awarded under the Plan.

“Plan” means this BPZ Energy Inc. Directors’ Compensation Incentive Plan, as amended or restated from time to time.

“Restricted Stock” means shares of Stock granted to a Participant subject to a Risk of Forfeiture.

“Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock, including a right of the Company to reacquire shares of Restricted Stock at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

“SARs” means Stock Appreciation Rights.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock” means one or more shares of the Company’s common stock.

“Stock Appreciation Right” means a right to receive any excess in the Fair Market Value of shares of Stock over a specified exercise price.

“Stock Grant” means an award of Stock of the Company granted in full and unrestricted ownership from time to time in the sole discretion of the Committee.  Stock Grants may include, but are not limited to, bonuses payable in Stock as compensation for exemplary service or achievements, whether or not pursuant to formal compensation arrangements.  Stock Grants may also serve as the primary means of compensating Participants.

“Termination of Service” means a Participant’s termination of service as a Director.  The written agreement for each Incentive granted to a Director may more specifically define “Termination of Service” for such Participant.

“Vesting Period” means the period of time established by Section 3(c) in connection with an award of an Incentive, during which the Participant may not sell, assign, transfer, pledge, or otherwise dispose of or may not have a fully vested ownership interest in some or all of the Incentive and/or Stock or rights in stock granted pursuant to the Incentive, except as expressly permitted in this Plan.

2.                                      Incentives

Incentives under the Plan may be granted to Participants in any one or a combination of: (a) Options; (c) SARs; (d) Restricted Stock; (e) Stock Grants; and (g) Other Stock-Based Incentives (as such term is described in Section 9(f)).  All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee, except that the provisions of this Plan shall not apply retroactively to any Incentive issued before the effective date of this Plan.  Determinations by the Committee under the Plan (including, without limitation, determinations as to the form, amount and timing of Incentives; and the terms and provisions of agreements evidencing Incentives) need not be uniform and may be made selectively among Participants who receive, or are eligible to receive, Incentives, whether or not such Participants are similarly situated.

3.                                      Administration

(a)                                  Committee.  The Plan shall be administered by the Committee.  No person who makes or participates in making an award under this Plan, whether as a member of the Committee, a delegate of the Committee, or in any other capacity, shall make or participate in making an award to himself or herself.

(b)                                 Powers of Committee.  The Committee will have full discretionary power to administer the Plan in all of its details, subject to applicable requirements of law.  For this purpose, in addition to all other powers provided by this Plan, the Committee’s discretionary powers will include, but will not be limited to, the following discretionary powers:

(i)                                     To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

(ii)                                  To interpret the Plan;

(iii)                               To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

(iv)                              To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;

(v)                                 To engage one or more compensation specialists to assist it in determining the types and amounts of incentives to award under the Plan that would be appropriate under the circumstances;

(vi)                              To the extent allowed by law, to delegate some or all of its power and authority to the Company’s Chief Executive Officer, other senior members of management, or committee or subcommittee, as the Committee deems appropriate.  However, the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to the Exchange Act;

(vii)                           To impose such restrictions and limitations on any awards granted under the Plan as it may deem advisable, including, but not limited to share ownership or holding period requirements and requirements to enter into or to comply with confidentiality agreements and, to the extent allowed by law, non-competition and other restrictive or similar covenants.

(viii)                        To correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award made under the Plan in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency; and

(ix)                                If the Committee determines that the amendment of an Incentive awarded under this Plan is in the best interest of a Participant, to amend any such Incentive without the consent of the Participant, provided that no Incentive may be amended by backdating or in any other manner that would violate any applicable law or regulation or in any manner that would violate the terms of this Plan.

Any determination by the Committee or its delegate(s) shall be final, binding and conclusive on all persons, in the absence of clear and convincing evidence that the Committee or its delegates(s) acted arbitrarily and capriciously.

(c)                                  Vesting Period.  If applicable, the Committee shall determine the Vesting Period for Incentives granted under this Plan and shall specify such Vesting Period in writing in making an award of an Incentive under this Plan. However, should the Committee award Incentives under this Plan without specifying a Vesting Period, (i) any SAR awarded in tandem with any underlying Option shall vest on the date that its underlying Option vests, and (ii) SARs awarded not in tandem with underlying Options, Options, and Restricted Stock shall vest on a graduated basis over a four-year period, with 25% of such

Incentives vesting on each anniversary of the date of grant until all Incentives covered by the grant are vested.

(d)                                 Compliance with 409A.  To the extent that the Board determines that any Incentive granted under the Plan is subject to §409A of the Code, the granting document evidencing such Incentive shall incorporate the terms and conditions required by §409A of the Code.  To the extent applicable, the Plan and granting documents prepared in connection with the Plan shall be interpreted in accordance with §409A of the Code.  Notwithstanding any provision of the Plan to the contrary, in the event that, following the effective date of this Plan, the Board determines that any Incentive may be subject to §409A of the Code, the Board may adopt such amendments to the Plan and the applicable granting document or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board determines are necessary or appropriate to (1) exempt the Incentive from §409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Incentive or (2) comply with the requirements of §409A of the Code.

(e)                                  Documentation of Award of Incentive.  Each Incentive awarded under this Plan shall be evidenced in such written form as the Committee shall determine. Each award may contain terms and conditions in addition to those set forth in the Plan.

(f)                                    Participants Outside the United States.  The Committee may modify the terms of any Incentive granted under the Plan to a Participant who is, at the time of grant or during the term of the Incentive, resident or primarily employed outside of the United States.  Such modification, which may be made in any manner deemed by the Committee to be necessary or appropriate, shall only be made in order that the Incentive shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Incentive to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Incentive to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Incentive. No such modification, supplement, amendment, restatement or alternative version may increase the share limits set forth in this Plan or violate any applicable law of the United States.

4.                                      Eligibility

Directors are eligible to be granted Incentives under the Plan.

5.                                      Effect of Termination of Service

The granting document will specify the effect on an Incentive upon Termination of Service.  If the granting document does not specify such effect, the following provisions shall apply without regard to whether the reason for the termination is voluntary termination, involuntary termination, retirement, extended absence due to disability, or death.

(a)                                  Any non-vested Options and non-vested SARs held by or through such individual on the date of the Termination of Service shall lapse and be automatically cancelled and of no further force and effect as of midnight on the date of such Termination of Service.

(b)                                 Any vested but unexercised Options held by or through such individual as of the date of the Termination of Service shall expire and be of no further force and effect unless either exercised or surrendered under a SAR within the earlier of: (i) 90 days after the date of such individual’s Termination of Service, or (ii) the expiration date of the Option.

(c)                                  Any vested but unexercised SARs held by or through such individual as of the date of the Termination of Service shall expire and be of no further force and effect unless either exercised within the earlier of: (a) 90 days after the date of such Termination of Service, or (b) the expiration date of the SAR.

(d)                                 Any non-vested shares of Restricted Stock on the date of the Termination of Service shall revert to the Company and any rights of the grantee in such Restricted Stock shall automatically terminate and shall be returned immediately to the Company.

Notwithstanding the foregoing provisions of Subsections (a)-(d), the Committee may, in its sole discretion, agree in writing to accelerate the vesting of non-vested Incentives due to the Termination of Service.  Any such agreement shall be valid only if it is in writing, signed by an authorized member of the Committee, and executed by the Participant and the Committee prior to the Termination of Service or within two (2) business days thereafter.  Additionally, in the case of a Termination of Service for Cause, the Board may, in its sole discretion, cancel and/or cause the forfeiture of any non-vested, unexercised, and/or restricted Incentive awarded to such Director.

6.                                      Shares Available for Incentives and Limits on Incentives

(a)                                  Maximum Shares.  Subject to adjustment as provided in this Section 6, there is hereby reserved for issuance under the Plan up to 2,500,000 shares of Stock of the Company.

(b)                                 Limit on an Individual’s Incentives.  In any given year, no Participant may receive Incentives covering more than 20% of the aggregate number of shares that may be issued pursuant to the Plan.

(c)                                  Source of Shares.  Shares under this Plan may be delivered by the Company from its authorized but unissued shares of Stock or from Stock held in the Company treasury.  To the extent that shares of Stock subject to an outstanding award under the Plan are not issued by reason of forfeiture, termination, surrender, cancellation, or expiration while unexercised; by reason of the tendering or withholding of shares to pay all or a portion of the exercise price or to satisfy all or a portion of the tax withholding obligations relating to the award; by reason of being settled in cash in lieu of shares or settled in a manner that some or all of the shares covered by the award are not issued to the Participant; or being exchanged for a grant under the Plan that does not involve Stock, then such shares shall immediately again be available for issuance under the Plan, unless such availability would cause the Plan to fail to comply with Rule 16b-3  under Exchange Act, or any other applicable law or regulation.

(d)                                 Recapitalization Adjustment.  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make appropriate adjustments in the number and kind of shares authorized by the Plan; in the number and kind of shares covered by Incentives granted; in the exercise price of Options; and in the Fair Market Value of SARs. No adjustment under this section or any other part of this Plan shall be made if it would violate any applicable law or regulation.

7.                                      Options

The only Options that the Committee may grant to Directors are Options that do not qualify as “incentive stock options” under Section 422 of the Code.  All Options granted under this Plan shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Option Price.  The option price per share with respect to each Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Company’s Stock on the date the Option is granted.

(b)                                 Vesting.  Options granted under this Plan shall vest in accordance with Section 3(c) above unless the granting document for such Options specifies a different vesting schedule.

(c)                                  Expiration Date for Option.  The expiration date for each Option shall be fixed by the Committee in the granting document but shall not exceed the later of (a) a fixed term of not more than ten (10) years, or (b) 10 business days following the lifting of a Blackout Period applicable to the Participant, provided that the fixed term expires during such Blackout Period or within 10 business days following the lifting of the Blackout Period.  The expiration date may not be extended after the grant.

(d)                                 Payment.  At the time an Option is exercised, the holder must tender the full purchase price for the applicable shares, which may be paid or satisfied by: (i) cash; (ii) check; (iii) delivery of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such Option is exercised and, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months; or (iv) in such other manner as may be authorized from time to time by the Committee.  All such payments shall be made or denominated in United States dollars.  If an Option is granted in combination with a SAR as described in Section 8, upon exercise of the Option the SAR will be cancelled.  No shares shall be issued until full payment for such shares has been made. A grantee of an Option shall have none of the rights of a shareholder until the shares are issued.

(e)                                  Exercise of Option.  An Option may be exercised only by giving written notice, specifying the number of shares of Common Stock to be purchased.  Additional procedures for exercise of each Option awarded under this Plan will be set forth in the granting document for such Option.  The Committee may, from time to time, amend the exercise procedures, in which case Participants will be notified of such revised procedures.  Options cannot be exercised during a Blackout Period.  In no event shall any Option be exercisable after its specified expiration period.

(f)                                    Effect of Termination of Service on Options.  Upon Termination of Service, the Participant’s Options shall be handled in accordance with Section 5 above.

(g)                                 Cancellation of Options with No Value.  Any person who receives a grant of Options under this Plan may be required, at the time the Options are awarded, to sign a consent allowing the Board, in its discretion, to cancel the Options if the Fair Market Value of the Stock decreases such that the exercise price of the Options is significantly above the Fair Market Value of the Stock.

8.                                      Stock Appreciation Rights (“SARs”)

The Committee may, in its discretion, grant SARs to Participants. SARs may be granted either singly or in combination with an underlying Option granted hereunder. Such SARs shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Vesting and Exercise Period of SAR.  If a SAR is granted with respect to an underlying Option, it may be granted at the time of the Option or at any time thereafter but prior to the expiration of the Option. In no event shall the exercise period for a SAR exceed the exercise period for its underlying Option, if any. If the Committee fails to set the Vesting Period in the granting document for a SAR, then the Vesting Period for such SAR shall be as stated in Section 3(c) above. Unless otherwise specified in the granting document for a SAR, the exercise period for the SAR shall be five (5) years from the date of vesting unless such exercise period is earlier terminated under Sections 5(b) or (c) of this Plan.  The exercise period may not be extended after the grant.

(b)                                 Value of SAR.  If a SAR is granted with respect to an underlying Option, the grantee will be entitled to surrender the Option that is then exercisable and receive in exchange an amount equal to the excess of the Fair Market Value of the Stock on the date the election to surrender is received by the Company over the Option price multiplied by the number of shares covered by the Options that are surrendered. If a SAR is granted without an underlying Option, the grantee will receive upon exercise of the SAR an amount equal to the Fair Market Value of the Stock on the date the election to surrender such SAR is received by the Company over the Fair Market Value of the Stock on the date of grant multiplied by the number of shares covered by the SARs being exercised.

(c)                                  Payment of SAR.  When a SAR is exercised, payment for the SAR shall be in the form of shares of Stock, cash, or any combination of Stock and cash.

(d)                                 Effect of Termination of Service on SARs.  Upon Termination of Service, the Participant’s SARs shall be handled in accordance with Section 5 above.

9.                                      Grants of Stock, Restricted Stock, and Other Stock-Based Incentives

The Committee may, in its discretion, award a Participant any of the following: Stock (in the form of Stock Grants), Restricted Stock, or Other Stock-Based Incentives (as described in Section 9(f) that are valued in whole or in part by reference to, or are otherwise based on, the Fair Market Value of shares of Stock.  Restricted Stock shall vest in accordance with Section 3(c) above, unless a different Vesting Period is specified at the time of the grant.  All non-vested shares of Restricted Stock shall be subject to a Risk of Forfeiture as determined by the Committee, and shall additionally be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe.

(a)                                  Effect of Termination of Service on Restricted Stock.  A grantee of Restricted Stock must remain on the Board during the Vesting Period in order to retain the shares of Restricted Stock.  Upon Termination of Service, the Participant’s Restricted Stock shall be handled in accordance with Section 5 above.

(b)                                 Restrictions on Transfer and Legend on Stock Certificates.  During the Vesting Period, the grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Stock except as expressly permitted in this Plan.  Each certificate for shares of Restricted Stock granted hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.

(c)                                  Escrow Agreement.  The Committee may require the grantee to enter into an escrow agreement providing that the certificates representing the Restricted Stock award will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

(d)                                 Lapse of Restrictions.  All restrictions imposed on the Restricted Stock shall lapse upon the expiration of the Vesting Period if the conditions of the grant have been met. The grantee shall then be entitled to have the legend removed from the certificates.

(e)                                  Dividends.  Any dividends declared on the Restricted Stock during the Vesting Period shall be accumulated and paid to the grantee after the expiration of the Vesting Period if the conditions of the grant are met and the grantee still owns such Stock at the end of the Vesting Period.

(f)                                    Other Stock-Based Incentives. Other Stock-Based Incentives shall be in such form, and dependent on such conditions as the Committee shall determine, including, without limitation, the right to receive one or more shares of Stock (or the equivalent cash value of such shares of Stock) upon the completion of a specified period of service and/or the occurrence of an event.  Other Stock-Based Incentives may be granted alone or in addition to any other Incentives granted under the Plan.  Subject to the provisions of the Plan, the Committee shall determine (i) to whom and when Other Stock-Based Incentives will be made, (ii) the number of shares of Stock to be awarded under (or otherwise related to) such Other Stock-Based Incentives, (iii) whether such Other Stock-Based Incentives shall be settled in cash, shares of Stock or a combination of cash and shares of Stock, and (iv) all other terms and conditions of such Incentives (including, without limitation, the vesting provisions thereof).

10.                               Acquisition and Change in Control Events

(a)                                  Definitions.

“Acquisition Event” shall mean:

(i)                                     Any merger or consolidation of the Company with or into another entity as a result of which the Company’s Stock is converted into or exchanged for the right to receive cash, securities of the other entity, or other property; or

(ii)                                  Any exchange of shares of the Company for cash, securities of another entity or other property pursuant to a statutory share exchange transaction.

“Change in Control Event” shall mean:

(i)                                     any merger or consolidation that results in the voting securities of the Company outstanding immediately prior thereto representing (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; or

(ii)                                  the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 51% or more of either (A) the then-outstanding shares of Stock of the Company (the “Outstanding Company Stock”), or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”).  However, for purposes of this Subsection (ii), the following acquisitions shall not give rise to a Change in Control event: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust ) sponsored or maintained by the Company or an Affiliate, or (D) any acquisition by any Person pursuant to a transaction that results in all or substantially all of the individuals and entities who were the beneficial owners of 50 percent or more of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such transaction beneficially owning, directly or indirectly, more than 50% of the then-outstanding shares of Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring Person in such transaction (which shall include, without limitation, a Person that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively;

(iii)                               any sale of all or substantially all of the assets of the Company; or

(iv)                              the complete liquidation of the Company.

(b)                                 Effect on Options.

(i)                                     Acquisition Event – Options Assumed or Substituted.  Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding Person (or an Affiliate thereof).  An Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Stock for each share of Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock).  However, if the consideration received as a result of the Acquisition Event is not solely Stock of the acquiring or succeeding Person (or an Affiliate thereof), the Company may, with the consent of the acquiring or succeeding Person, provide for the consideration to be received upon the exercise of

Options to consist solely of Stock of the acquiring or succeeding Person (or an Affiliate thereof) equivalent in Fair Market Value to the per share consideration received by holders of outstanding shares of Stock as a result of the Acquisition Event.

(ii)                                  Acquisition Event – Options not Assumed or Substituted.  Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), if the acquiring or succeeding Person (or an Affiliate thereof), does not agree to assume such Options, or substitute equivalent options for such Options, then the Board shall, upon written notice to the Option holders, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Option holders before the consummation of such Acquisition Event.  However, in the event of an Acquisition Event under the terms of which holders of Stock will receive upon consummation thereof a cash payment for each share of Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Option holder shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(iii)                               Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then outstanding (including assumed or substituted options in the case of an Acquisition Event) shall automatically become immediately vested and exercisable in full.

(c)                                  Effect on Restricted Stock.

(i)                                     Acquisition Event that is not a Change in Control Event.  Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding grant of Restricted Stock shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property into which the Stock was converted or for which it was exchanged pursuant to such Acquisition Event in the same manner and to the same extent as such rights applied to the Stock subject to such Restricted Stock award.

(ii)                                  Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock award or any other agreement between a holder of a Restricted Stock award and the Company, all restrictions and conditions on all Restricted Stock awards then outstanding shall automatically be deemed terminated or satisfied.

(d)                                 Effect on Other Awards.

(i)                                     Acquisition Event that is not a Change in Control Event.  In the documents granting such Incentive, the Board may specify the effect of an Acquisition Event that is not a Change in Control Event on any SARs, Stock Grants, and Other Stock-Based Incentives, including the substitution of an Incentive of equivalent value as determined immediately prior to the consummation of the Acquisition Event.  If the Board does not specify the effect of such Acquisition Event on such Incentives, the Acquisition Event shall impact such Incentives in accordance with applicable law.

(ii)                                  Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument granting such Incentive or any other agreement between the Incentive holder and the Company, all SARs, Stock Grants, and Other Stock-Based Incentives shall become exercisable, realizable and/or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Incentive.

11.                               Discontinuance or Amendment of the Plan

The Plan shall automatically terminate on the earlier of the following dates: (1) ten years from the date that the Plan becomes effective, or (2) at such time as no shares of Stock remain available for issuance through the Plan.  No termination of the Plan will affect the terms of any outstanding Incentives.  The Board may discontinue the Plan at any time and may from time to time amend or revise the terms of the Plan as permitted by applicable statutes, except that it may not revoke or alter, in a manner unfavorable to the grantees of any Incentives hereunder, any Incentives then outstanding, nor may the Board amend the Plan without shareholder approval where the absence of such approval would cause the Plan to fail to comply with the Exchange Act or any other applicable law or regulation.

12.                               Nontransferability

No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except:

(a)                                  By will;

(b)                                 By the laws of descent and distribution; or

(c)                                  To the extent permitted by the document granting the Incentive (or amendment thereto) (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members (as defined below), (iii) to a partnership in which the Participant and/or the Participant’s Immediate Family Members, or entities in which the Participant and/or the Participant’s Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the sole partners, (iv) to a limited liability company in which the Participant and/or the Participant’s Immediate Family Members, or entities in which the Participant and/or the Participant’s Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (v) to a trust for the benefit solely of the Participant and/or the Participant’s Immediate Family Members. “Immediate Family Members” means the spouses and natural or adopted children, stepchildren, grandchildren of the Participants and the spouses of such children, stepchildren and grandchildren.

Any attempted assignment, transfer, pledge, hypothecation, or other disposition of an Incentive, or levy of attachment (or similar process) upon an Incentive not specifically permitted herein, shall be null and void and without effect.

13.                               No Right of Continued Services

The Plan and the Incentives granted hereunder shall not confer upon any Participant the right to continue as a Director, or affect in any way the right of the Company to effect a Termination of Service with respect to a Participant.

14.                               Taxes

The Company shall be entitled, at the time the Company deems appropriate under the law then in effect, to withhold the amount of any tax attributed to any Incentive granted under the Plan.

15.                               Governing Law

The provisions of this Plan and all awards made under this Plan shall be governed by and interpreted in accordance with the law of the State of Texas, without regard to applicable conflicts of law principles.

16.                               Additional Requirements

Anything in the Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Incentive or the issuance of any shares of Stock pursuant to any Option, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any Incentive, the issuance of shares of Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be granted or such shares of Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

17.                               “Lockup” Agreement

The Committee may in its discretion require that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Participant will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock issued or issuable pursuant to the exercise of such Incentive, without the prior written consent of the Company or such underwriters, as the case may be.

18.                               Limitation of Liability

Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee, nor any officer, director, or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer, director or employee of the Company acting on behalf of the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

19.                               Unfunded Status of Incentives

The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Incentive, nothing contained in the Plan or any Incentive shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, shares of Stock, other Incentives, or other property pursuant to any Incentive, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

20.                               Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, arrangements granting options and other Incentives otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

21.                               Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

22.                               No Fractional Shares

No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Incentive, including on account of any action under Section 6(d) of the Plan.  In lieu of such fractional shares, the Committee shall determine, in its discretion, whether cash, other Incentives, scrip certificates (which shall be in a form and have such terms and conditions as the Committee in its discretion shall prescribe) or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

23.                               Severability

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Incentive under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

24.                               Miscellaneous

Any definition set forth in this Plan of the singular form of a term shall also apply to the plural form of that term, and any definition of the plural form of a term shall also apply to the singular form of the term.  Any reference in this Plan to one gender shall also include the other gender.

Adopted by the Board of Directors of BPZ Energy, Inc. this             day of                                 , 2007.

Date Signed:

[FRONT SIDE]

Please mark your vote as indicated in this example.  ☒

BPZ ENERGY, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 6 BELOW.

1.                     Election of Directors.

Nominees:	For	Withhold	For All
01 Dr. Fernando Zúñiga y Rivero	All	All	Except
02 Manuel Pablo Zúñiga-Pflücker	☐	☐	☐
03 Gordon Gray
04 John J. Lendrum,III
05 E. Barger Miller, III
06 Dennis G. Strauch

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.  If authority to vote for any nominee is not withheld, this signed proxy will be deemed to grant authority to vote for the nominee.)

*Exceptions:

2.                                      Proposal to ratify the appointment of Johnson, Miller & Co., CPA’s PC as the Company’s independent public accountants.

For	Against	Abstain
☐	☐	☐

3.                                      Proposal to reincorporate the Company in the State of Texas.

For	Against	Abstain
☐	☐	☐

4.                                      Proposal to change the corporate name of the Company to “BPZ Resources, Inc.”

For	Against	Abstain
☐	☐	☐

5.                                      Proposal to establish a classified Board of Directors of the Company.

For	Against	Abstain
☐	☐	☐

6.                                      Proposal to amend and restate the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan to increase the amount of securities available for incentive awards and to provide for a separate Directors’ Compensation Incentive Plan.

For	Against	Abstain
☐	☐	☐

Authorized Signatures—This Section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  When shares are held by joint holders, both must sign.  When signing as attorney, trustee, administrator, guardian or corporate officer, please provide your FULL title.  If partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2 (Joint Owners)
Please sign within the box.	Please sign within the box.	Date (mm/dd/yy)

(Please see reverse side.)

[REVERSE SIDE]

BPZ ENERGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2007

The undersigned hereby appoints Dr. Fernando Zúñiga y Rivero and Manuel Pablo Zúñiga-Pflücker, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to vote, as designated on the reverse side, all shares of Common Stock of BPZ Energy, Inc. held of record by the undersigned on July 5, 2007 at the Annual Meeting of Shareholders of BPZ Energy, Inc. on August 17, 2007, and any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND FOR PROPOSALS 2 THROUGH 6.  THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.